United States Securities And Exchange Commission
                              Washington, DC 20549
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                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported):           November 26, 2002
                                                       -------------------------


                         Provectus Pharmaceuticals, INC.
               (Exact Name of Registrant as Specified in Charter)


               Nevada                     0-9410              90-0031917
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   (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
   Incorporation or Organization)      File Number)     Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee            37931
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     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:         865/769-4011
                                                       -------------------------
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On November 26, 2002, Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), announced that it had entered into a definitive agreement with Gryffindor Capital Partners I, L.L.C., a Delaware limited liability company ("Gryffindor"), for an investment of $1 million by Gryffindor in the Company. Pursuant to a Convertible Secured Promissory Note and Warrant Purchase Agreement dated November 26, 2002 between the Company and Gryffindor (the "Purchase Agreement"), Gryffindor purchased the Company's $1 million Convertible Secured Promissory Note dated November 26, 2002 (the "Note"). The Note bears interest at 8% per annum, payable quarterly in arrears, and is due and payable in full on November 26, 2004. Subject to certain exceptions, the
Note is not convertible into the Company's common shares, $.001 par value per share ("Common Shares"), until November 26, 2003. After that date, the principal amount of the Note is convertible into Common Shares at the rate of one Common Share for each $0.737 of principal so converted, while accrued but unpaid interest on the Note is convertible at the rate of one Common Share for each $0.55 of accrued but unpaid interest so converted. Pursuant to the Purchase Agreement, the Company also issued to Gryffindor and to Stuart Fuchs Common Stock Purchase Warrants dated November 26, 2002 (the "Warrants"), entitling Gryffindor and Mr. Fuchs to purchase, in the aggregate, up to 452,919 Common Shares at a price of $0.001 per share. Based on the number of Common Shares outstanding as of November 26, 2002, if the principal amount of the Note were converted into and the Warrants were exercised for Common Shares, Gryffindor and Mr. Fuchs would beneficially own, in the aggregate, approximately 16.67% of the Common Shares that would be outstanding.

         The Company's obligations under the Note are secured by a first priority security interest in all of the Company's assets, including the capital stock of the Company's wholly owned subsidiary Xantech Pharmaceuticals, Inc., a Tennessee corporation ("Xantech"). In addition, the Company's obligations to Gryffindor are guaranteed by Xantech, and Xantech's guarantee is secured by a first priority security interest in all of Xantech's assets. The Company granted Gryffindor certain rights to register under the Securities Act of 1933, as amended, the Common Shares issuable upon conversion of the Note or exercise of the Warrants. The Company, Gryffindor, and certain stockholders of the Company, including H. Craig Dees, Ph.D., the Company's Chief Executive Officer, Timothy
C. Scott, the Company's President, Eric A. Wachter, the Company's Executive Vice President, and certain entities organized for the benefit of the respective families of Drs. Dees, Scott and Wachter (the "Major Stockholders"), entered into an agreement that restricts the transfer of the Common Shares held by the Major Stockholders.

         Simultaneously with the completion of the transactions described in the Purchase Agreement, Gryffindor and Stuart Fuchs exercised the Warrants in their entirety. Gryffindor tendered to the Company $226.46, and the Company issued 226,460 shares to Gryffindor; and Mr. Fuchs tendered to the Company $226.46, and the Company issued 226,459 Common Shares to Mr. Fuchs.

         Upon completion of the investment by Gryffindor, the Company increased the size of its Board of Directors from three to four and appointed Stuart Fuchs to the resulting vacancy.

         The foregoing descriptions of the agreements among the Company, Xantech and Gryffindor are qualified in their entirety to the documents that are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Provectus Pharmaceuticals, Inc.


Dated:   December 4, 2002                  By: /s/ Daniel R. Hamilton
                                           -------------------------------
                                           Daniel R. Hamilton
                                           Chief Financial Officer

                                  Exhibit Index

Exhibit No.                        Description
-----------                       -------------

    4.1* Convertible Secured Promissory Note and Warrant Purchase Agreement dated as of November 26, 2002 between the Company and Gryffindor Capital Partners I, L.L.C. ("Gryffindor")

    4.2 Convertible Secured Promissory Note of the Company dated November 26, 2002, issued to Gryffindor.

    4.3 Common Stock Purchase Warrant dated November 26, 2002, issued to Gryffindor.

    4.4 Common Stock Purchase Warrant dated November 26, 2002, issued to Stuart Fuchs.

    4.5* Stock Pledge Agreement dated as of November 26, 2002 between the Company and Gryffindor.

    4.6 Guaranty dated November 26, 2002 from Xantech Pharmaceuticals, Inc., a Tennessee corporation and a wholly owned subsidiary of the Company ("Xantech"), to Gryffindor.

    4.7           Form of Security Agreement.

    4.8           Form of Patent and License Security Agreement.

    4.9           Form  of   Trademark   Collateral   Assignment   and  Security
                  Agreement.

    4.10          Form of Copyright Security Agreement

    4.11 Registration Rights Agreement dated as of November 26, 2002 between the Company and Gryffindor.

    4.12* Shareholders' Agreement dated as of November 26, 2002 among the Company, Gryffindor, H. Craig Dees, Ph.D., Dees Family Foundation, Walter Fisher, Ph.D., Fisher Family Investment Limited Partnership, Walt Fisher 1998 Charitable Remainder Unitrust, Timothy C. Scott, Ph.D., Scott Family Investment Limited Partnership, John T. Smolik, Smolik Family LLP, Eric
                  A. Wachter, Ph.D., and Eric A. Wachter 1998 Charitable Remainder Unitrust.

    99.1          Press Release of the Company dated November 26, 2002.

--------------------------------------------------------

     * The Company agrees by this filing to supplementally furnish to the Commission, upon request, a copy of the exhibits and/or schedules to this agreement.

                                                                     Exhibit 4.1


                 Convertible Secured Promissory Note and Warrant
                               Purchase Agreement

     This CONVERTIBLE SECURED PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of the 26th day of November, 2002 by and among PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation ("Provectus"), GRYFFINDOR CAPITAL PARTNERS I, L.L.C., a Delaware limited liability company ("Gryffindor") and Eric Wachter, The Eric A. Wachter 1998 Charitable Remainder Trust, Craig Dees, The Dees Family Foundation, Timothy C. Scott, The Scott Family Investment Limited Partnership, Walter Fisher, The Fisher Family Investment Limited Partnership, The Walt Fisher 1998 Charitable Remainder Trust, John T. Smolik and The Smolik Family LLP (the "Shareholders").

                                    RECITALS

     WHEREAS, Photogen Technologies, Inc. ("Technologies") and its wholly-owned subsidiary Photogen, Inc. ("Photogen") have been involved in two lines of businesses since May of 1997, namely the Therapeutic Business (defined in the Separation Agreement) and the Diagnostic Business (defined in the Separation Agreement);

     WHEREAS, the Shareholders are or were shareholders, directors and/or officers of Technologies and Photogen;

     WHEREAS, the Shareholders, Technologies and Photogen have entered into that certain Separation Agreement, dated as of July 29, 2002, a copy of which is attached hereto as Exhibit A (the "Separation Agreement"), pursuant to which the Shareholders obtained all of the capital stock of Photogen, which entity holds all of the rights, title and interests in and to the assets and other intellectual property rights described on Schedule 1 to this Agreement (the "Assets");

     WHEREAS, pursuant to the Separation Agreement, Technologies required that Photogen change its name to Valley Pharmaceuticals, Inc. ("Valley");

     WHEREAS, pursuant to (a) an Agreement and Plan of Reorganization dated as of November 15, 2002 among Provectus, Provectus Pharmaceuticals, Inc., a Tennessee corporation and the wholly owned subsidiary of Provectus (the "Subsidiary"), Valley and the Shareholders and (b) an Agreement and Plan of Merger dated as of November 15, 2002 among Provectus, the Subsidiary and Valley (collectively, the "Reorganization Agreement"), the following transactions took place: (i) the Subsidiary merged with and into Valley (the "Merger"), such that Valley became a wholly owned subsidiary of Provectus, (ii) Valley, as the surviving corporation in that merger, changed its name to Xantech Pharmaceuticals, Inc. ("Xantech"), and (iii) upon the Merger, by operation of law, Xantech, as a wholly owned subsidiary of Provectus, held all of the right, title and interest in and to the Assets;

     WHEREAS, based on such representation and the other representations made herein, Gryffindor and Provectus desire to enter into: (a) a convertible secured promissory note in the original principal amount of $1,000,000, a copy of which is attached hereto as Exhibit B (the "Note"), which Note shall be secured by, among other things, the Assets and the capital stock of Xantech, and (b) a warrant(s) to purchase shares of Provectus' common stock, a copy of which is attached hereto as Exhibit C (the "Warrant"), all in accordance with the terms and conditions set forth herein and in the Transaction Documents (defined in Section 2.02(i)).

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gryffindor and Provectus hereby agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

     1.01 Definitions. In addition to the terms defined elsewhere herein, when used herein, the following capitalized terms have the meanings indicated:

     "Act of Bankruptcy" means the occurrence of any of the following with respect to Provectus: (a) an assignment for the benefit of its creditors; (b) an admission in writing of its inability to pay its debts as they become due; (c) filing of a voluntary petition in bankruptcy; (d) an adjudication a bankruptcy or insolvency; (e) filing any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future applicable law pertinent to such circumstances; (f) filing any answer admitting or not contesting the material allegations of a bankruptcy, insolvency or similar petition filed against Provectus; (g) seeking or consenting to, or acquiescing in, the appointment of any trustee, receiver, or liquidator of Provectus; (h) 60 days elapse after the commencement of an action against Provectus seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future applicable law without such action being dismissed or without all orders or proceedings thereunder affecting the operations or the business of Provectus being stayed, or if a stay of any such order or proceedings is thereafter set aside and the action setting it aside is not timely appealed; or
(i) 60 days elapse after the appointment, without the consent or acquiescence of Provectus of any trustee, receiver or liquidator thereof or of all or any substantial part of the assets and properties of Provectus without such appointment being vacated.

     "Act of Dissolution" means the occurrence of any action initiating, or any event that results in, the dissolution, liquidation, winding-up or termination of Provectus.

     "Assets" means the assets and other intellectual property rights described on Schedule 1 to this Agreement.

     "Closing" means delivery by Provectus of the Note and Warrant in exchange for delivery by Gryffindor of the related purchase amount following satisfaction or waiver of all conditions precedent to Gryffindor's obligation to invest, as set forth in Section 2.02.

     "Financing Statements" means all UCC-1 Financing Statements delivered in connection with this Agreement and any other financing statement needed to perfect a security interest in Intellectual Property Rights (as defined in Section 3.14) in the U.S. Patent and Trademark Office.

     "GAAP" means the generally accepted accounting principles in the United States of America as in effect from time to time.

     "Governmental Authority(ies)" when used in the singular, means any federal, state or local governmental or quasi-governmental instrumentality, agency, board, commission or department or any regulatory agency, bureau, commission or authority and, when used in the plural, means all such entities.

     "Key Employees" means Eric A. Wachter, Ph.D, Craig Dees, Ph.D., and Timothy Scott, Ph.D.

     "Licenses"  means,   collectively,   all  rights,  licenses,   permits  and
authorizations now or hereafter issued by any Governmental Authority in connection with the operation or conduct of Provectus' Business.

     "Lien" means any pledge, hypothecation, assignment, deposit arrangement, lien, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease intended as security or any title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "Material Adverse Effect" means, subject to any applicable cure or grace periods, a material adverse effect upon any of (a) the financial condition, operations, business or properties of Provectus or its Subsidiaries, (b) the ability of Provectus and its Subsidiaries to perform its material obligations under this Agreement or any of the Transaction Documents or (c) the legality, validity or enforceability of this Agreement, the Note, the Warrant or the other Transaction Documents.

     "Obligations" means, collectively, all of Provectus' indebtedness, liabilities and obligations arising under this Agreement, the Transaction Documents and any renewals, modifications, and extensions thereof, including, but not limited to, the principal, interest, late charges and other sums due and owing under the Note.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Provectus'  Business"  means the  owning  and  operating  of the  business
currently  operated  by  Provectus  and  its  Subsidiaries  including,   without
limitation, the Therapeutic Business.

     "Provectus Constituent Documents" means, Provectus' and each of its Subsidiaries' certificate of incorporation, by-laws and all amendments and supplements thereto, together with good standing certificates from each jurisdiction in which Provectus and each of its Subsidiaries are required to maintain good standing issued by the Secretary of State of such jurisdiction no earlier than ten (10) calendar days prior to the Closing.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means the shares of capital stock of Provectus issuable upon conversion of the Note, exercise of the Warrant and the conversion of any other convertible security held by Gryffindor, its assigns or successors.

     "Subsidiary" means with respect to any Person, any corporation, association or other entity of which securities or other ownership interests representing more than twenty percent (20%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. For the avoidance of doubt, the term "Subsidiary" shall include the Xantech Subsidiary.

     "Xantech Subsidiary" means the wholly-owned subsidiary of Provectus that contains the Therapeutic Business.

                                   ARTICLE II
                                   ----------

                       terms of note AND WARRANT purchase
                       ----------------------------------

     2.01 The Closing. The purchase and sale of the Note and Warrant hereunder shall take place at a closing (the "Closing") on November 26, 2002 (the "Closing Date"). The Closing shall be held at the offices of Piper Rudnick, 203 N. LaSalle Street, Chicago, IL, at 10:00 a.m. Central Time on the Closing Date, or at such other time and place upon which Provectus and Gryffindor shall agree. If, at the Closing, any of the conditions specified in Section 2.02 shall not have been fulfilled, Gryffindor, at its election, shall be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

     2.02 Conditions Precedent To Gryffindor's Obligations. The obligation of Gryffindor to purchase the Note and Warrant on the date hereof is subject to the fulfillment, or in its sole discretion the waiver, by Gryffindor, of the following conditions on or before the Closing Date:

         (a) Accuracy of Representations and Warranties. Each of the representations and warranties contained in this Agreement must be true and accurate as of the Closing Date, and Provectus must have performed all of its obligations hereunder, including execution and delivery of all of the documents, instruments, and certificates required by this Agreement in such forms and substances as are satisfactory to Gryffindor and Gryffindor's counsel;

         (b) Closing of the Photogen/Valley Transactions. The transactions contemplated by the Separation Agreement and the Reorganization Agreement shall have been completed, and Provectus shall have delivered to Gryffindor evidence of the completion of such transactions, which evidence shall be reasonably satisfactory to Gryffindor and shall include evidence that, as of the Closing Date (i) Xantech is a wholly owned subsidiary of Provectus, (ii) certificate(s) of name change and/or any other documents required by the United States Patent and Trademark Office have been filed to evidence the ownership by Xantech of the Assets, and (iii) 500,007 shares of Common Stock of Provectus, in the aggregate, have been transferred to the Shareholders in connection with the Merger.

         (c) Proprietary Information, Confidentiality, Assignment of Inventions and Non-Compete Agreements. Each of the Key Employees shall have executed the form of Proprietary Information, Confidentiality, Assignment of Inventions and Non-Compete Agreement with Provectus attached hereto as Exhibit D (the
"Confidentiality Agreements"), and Provectus shall have delivered such Confidentiality Agreements to Gryffindor duly executed by the Key Employees and Provectus.

         (d) Board of Directors; Observer Rights. Upon the Closing, the authorized size of the Board of Directors of Provectus shall be no less than three but no greater than five directors, and of the Xantech Subsidiary shall be no less than three but no greater than five directors, and Provectus, the Xantech Subsidiary and their respective Boards of Directors and, as applicable, shareholders shall have granted one representative of Gryffindor to observe all meetings of the Board of Directors of each of Provectus and the Xantech Subsidiary. Upon securing directors' and officers' insurance in accordance with
Section 5.02 of this Agreement, the Major Shareholders shall cause Provectus and the Xantech Subsidiary to vote all of their Shares to elect one representative of Gryffindor to the Board of Directors of each of Provectus and Xantech, as more fully set forth in the Shareholders' Agreement by and between the Company and the Shareholders.

         (e) Budget. Provectus shall have delivered to Gryffindor a budget reasonably satisfactory to Provectus and Gryffindor, which shall be attached hereto as Schedule 2 (the "Budget").

         (f) Certificates and Resolutions. Provectus shall have delivered to Gryffindor and counsel to Gryffindor:

             (i) Provectus Constituent Documents as in effect at Closing, by the Secretary of Provectus and the applicable Subsidiaries;

             (ii)   Resolutions   of  the  Board  of  Directors  of   Provectus,
authorizing and approving all matters in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, certified by the Secretary of Provectus as of the date hereof;

             (iii)   Resolution   of  the  Board  of  Directors  of   Provectus,
authorizing   and  reserving  for  issuance  the  Common  Shares  issuable  upon conversion of the Note and the Common Shares exercisable under the Warrant; and

             (iv) A certificate, executed by the President of Provectus, certifying to the fulfillment of the conditions set forth in Section 2.02 except for the condition under subsections (h), (j), (l) and (m).

         (g) Transaction Documents. Provectus shall have delivered to Gryffindor and counsel to Gryffindor:

             (i) the Note and Warrant, duly executed by Provectus;

             (ii) the Shareholders' Agreement, duly executed by Provectus, and each of the Shareholders, a copy of which is attached hereto as Exhibit E;

             (iii)  the  Registration   Rights   Agreement,   duly  executed  by
Provectus, a copy of which is attached hereto as Exhibit F;

             (iv) the Security Agreement, duly executed by Provectus, a copy of which is attached hereto as Exhibit G;

             (v) the Trademark Collateral Security Agreement, duly executed by Provectus, a copy of which is attached hereto as Exhibit H;

             (vi) the Patent and License Security Agreement, duly executed by Provectus, a copy of which is attached hereto as Exhibit I;

             (vii) the Copyright Security Agreement, duly executed by Provectus, a copy of which is attached hereto as Exhibit J;

             (viii) the Guaranty, duly executed by Xantech, a copy of which is attached hereto as Exhibit K;

             (ix) the Security Agreement, duly executed by Xantech, a copy of which is attached hereto as Exhibit L;

             (x) the Trademark Collateral Security Agreement, duly executed by Xantech, a copy of which is attached hereto as Exhibit M;

             (xi) the Patent and License Security Agreement, duly executed by Xantech, a copy of which is attached hereto as Exhibit N;

             (xii) the Copyright Security Agreement, duly executed by Xantech, a copy of which is attached hereto as Exhibit O;

             (xiii) the Stock Pledge Agreement, duly executed by Provectus, a copy of which is attached hereto as Exhibit P;

             (xiv) the Financing Statements, duly executed by Provectus; and

             (xv) the Confidentiality Agreements and such other agreements and documents necessary to consummate the transactions contemplated hereunder.

(collectively, the "Transaction Documents").

         (h) Opinion of Counsel. Gryffindor shall have received an opinion from Baker, Donelson, Bearman & Caldwell, counsel for Provectus, dated as of the Closing Date, addressed to Gryffindor, in form and substance reasonably satisfactory to Gryffindor.

         (i) Absence of Material Adverse Effect. No events and/or changes as represented in Section 3.23 and Section 3.25 shall have occurred since September 30, 2002, except as otherwise permitted pursuant to Section 3.23 and Section 3.25.

         (j) Due Diligence. Gryffindor shall have completed its due diligence review of Provectus and its Subsidiaries including, without limitation, review of: (a) Provectus' and its Subsidiaries' financial and accounting records; (b) Provectus' and its Subsidiaries' corporate structure and corporate records; (c) correspondence with existing and prospective customers; (d) material contracts, leases and license agreements; and (e) intellectual property, including without limitation all patents, copyrights and trademarks.

         (k) Authorizations. As of the Closing, all notices and authorizations, approvals or permits of, or filings with, any Governmental Authority that are required by law in connection with the lawful consummation of the transactions contemplated herein and in the Transaction Documents shall have been duly obtained by Provectus and shall be effective on and as of the Closing.

         (l) Fees and Expenses. At the Closing, Provectus shall pay (or reimburse Gryffindor for) the fees and expenses of Gryffindor that are payable in accordance with Section 6.01 of this Agreement.

         (m) Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement, the Transaction Documents and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Gryffindor and to its counsel, and Gryffindor and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     2.03  Conditions  To The  Obligations  Of  Provectus.  The  obligations  of
Provectus under this Agreement are subject to fulfillment, on or before the Closing Date, of each of the following conditions:

         (a) Accuracy of Representations and Warranties. The representations and warranties of Gryffindor contained in Article IV shall be true on and as of the Closing Date.

         (b) Loan Amount. Gryffindor shall have delivered to Provectus the amount to be loaned under the Note.

                                  ARTICLE III
                                  -----------

                   representations and warranties of Provectus
                   -------------------------------------------

     To induce Gryffindor to enter into this transaction, Provectus and each of the Shareholders, jointly and severally, represents and warrants to Gryffindor, as of the date hereof, as follows (which representations and warranties shall survive the execution and delivery of this Agreement and the Transaction Documents and the funding of the original principal amount of the Note):

     3.01 Organization; Good Standing. Provectus and each of its Subsidiaries are corporations duly formed, validly organized and in good standing in the their respective states of incorporation and in good standing in every state in which Provectus and each of its Subsidiaries are required to maintain good standing unless failure to do so will not have a Material Adverse Effect. Provectus has delivered to Gryffindor true and correct copies of Provectus Constituent Documents, which documents have not been amended and are in full force and effect as of the date hereof.

     3.02 Power and Authority. Provectus and each of the Shareholders have full power and authority to enter into this Agreement and the Transaction Documents to which each is a party, to incur the Obligations as contemplated hereby, and to carry out the provisions of this Agreement and the Transaction Documents to which each is a party. Provectus and each of the Shareholders have taken all action necessary for the execution and delivery of this Agreement and the Transaction Documents and for the performance by Provectus of each of its obligations hereunder and thereunder.

     3.03 Enforceability. Upon execution and delivery by each of the parties hereto and thereto, this Agreement and each of the Transaction Documents shall be the legal, valid and binding obligations of Provectus, its Subsidiaries and the Shareholders and shall be enforceable against Provectus, its Subsidiaries and the Shareholders each in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

     3.04 Litigation. Neither Provectus nor any of its Subsidiaries has been made a party to or threatened by any suits, actions, claims, investigations by Governmental Authorities or legal, administrative, arbitration or mediation proceedings. Provectus does not know of any reasonable basis or grounds for any such suit, action, claim, investigation or proceeding.

     3.05 Orders; Decrees; Judgments. There are no outstanding orders, judgments, writs, injunctions or decrees of any court, Governmental Authority or arbitration or mediation panel or tribunal against Provectus, its Subsidiaries or any of the properties, assets or business of Provectus or its Subsidiaries.

     3.06 Non-Contravention. To the best of its knowledge, neither Provectus nor any of its Subsidiaries is in breach of, in default under, or in violation of, in any manner that could reasonably be expected to have a Material Adverse
Effect: (a) any applicable law, decree, or order, or (b) any deed, lease, loan agreement, commitment, bond, note, deed of trust, restrictive covenant, license, indenture, contract, or other agreement, instrument or obligation to which Provectus or its Subsidiaries is a party or by which Provectus or its Subsidiaries is bound or to which any of their respective assets are subject. Neither the execution and delivery of this Agreement, the Transaction Documents nor the performance by Provectus or its Subsidiaries of the obligations hereunder and thereunder will cause any such breach, default or violation or will require the consent, approval or notification of any court or Governmental Authority.

     3.07 Taxes. Provectus and each of its Subsidiaries have filed all federal, state and local tax returns which are required to be filed, and Provectus and each of its Subsidiaries have duly paid or fully reserved for all taxes or installments thereof (including any interest or penalties) as and when due pursuant to the filed returns or pursuant to any levy or assessment received by Provectus or any of its Subsidiaries unless the failure to do so will not have a Material Adverse Effect. Proper and accurate amounts have been withheld by Provectus from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law, and such withholdings have been timely paid to the respective Governmental Authorities. Provectus and its Subsidiaries have provided to Gryffindor copies of all of each entity's Federal tax returns for the last three (3) years, if any. Federal income tax returns of Provectus and its Subsidiaries have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of Provectus, threatened. Neither Provectus, its Subsidiaries nor any of its stockholders (or the stockholders of any Subsidiary) have ever filed
(a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that Provectus or its Subsidiaries be taxed as an S Corporation or (b) a consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

     3.08 Licenses. Provectus and each of its Subsidiaries have good title to all of the Licenses currently needed to properly operate Provectus' Business.

     3.09 Capitalization.

         (a) The authorized capital stock of Provectus consists of 100,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") of which 8,945,770 shares of Common Stock are issued and outstanding. Of the 8,945,770 shares of Common Stock that are issued and outstanding, 7,773,694 are restricted and 1,172,076 are unrestricted. The authorized capital stock of Xantech consists of: (i) 10,000,000 shares of common stock, no par value, of which 6,680,000 shares are issued and outstanding, all of which are owned by Provectus; and (ii) 5,000,000 shares of common stock, no par value, of which none are issued and outstanding.

         (b) All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 3.09, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of Provectus is authorized or outstanding, (ii) there is no commitment of Provectus to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of Provectus, and (iii) Provectus has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. No person or entity is entitled to any preemptive or similar right with respect to the issuance of any capital stock of Provectus, or any rights with respect to the registration of any capital stock of Provectus under the Securities Act. All of the issued and outstanding shares of Common Stock have been offered, issued and sold by Provectus in compliance with applicable Federal and state securities laws. To the best of Provectus' knowledge, no stockholder of Provectus has granted options or other rights to purchase any shares of Common Stock from such stockholder.

         (c) All of the issued and outstanding shares of capital stock of the Xantech Subsidiary are owned by Provectus free and clear of any and all Liens and other encumbrances.

     3.10 Stockholder List and Agreements. Attached hereto as Schedule 3.10 is a true and complete list of: (a) those equity holders of Provectus and each of its Subsidiaries that own five percent (5%) or more of the issued and outstanding capital stock of Provectus and each Subsidiary as of the Closing; and (b) those equity holders of Provectus and each of its Subsidiaries that are officers and/or directors of Provectus and each of its Subsidiaries, as applicable, in each case under (a) and (b), showing the number of shares of Common Stock or other securities (or rights to purchase the Common Stock or other securities) of Provectus and each Subsidiary held by each such stockholder as of the date of this Agreement. Except as contemplated by this Agreement, there are no agreements, written or oral, between Provectus or a Subsidiary and any holder of its capital stock, or, to the best knowledge of Provectus, among any holders of its capital stock, relating to the acquisition (including, without limitation, rights of first refusal or preemptive rights), disposition or voting of the capital stock of Provectus or one of its Subsidiaries.

     3.11 Minute Books. The minute books of Provectus and each of its Subsidiaries contain complete and correct summaries of all meetings of the Board of Directors of Provectus and its Subsidiaries, their respective committees and their respective stockholders since 1995 with respect to Provectus and since the time of incorporation with respect to each of its Subsidiaries, as applicable.

     3.12 Shares. The Shares have been reserved by Provectus, will be validly issued, fully paid and non-assessable at such time as they are issued to Gryffindor and will constitute a portion of the capital stock authorized by Provectus. Upon conversion of the Note or exercise of the Warrant, Provectus shall convey to Gryffindor all of the Shares free and clear of any and all Liens or other encumbrances or charges of any kind not created by any action of Gryffindor.

     3.13 Property and Assets. Schedule 3.13 sets forth all of the material assets and Intellectual Property Rights necessary to operate Provectus' Business. Provectus and its Subsidiaries have good title to all of their material properties and assets, including the Assets and all properties and assets reflected in the Financial Statements, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any Lien other than those the material terms of which are described in the Financial Statements or in Schedule 3.13. Set forth on Schedule
3.13 is a true and complete list of all leases to which Provectus and its Subsidiaries are a party, and Provectus and its Subsidiaries have provided to Gryffindor copies of all such leases. Provectus and each Subsidiary is in compliance with all material terms of each lease to which it is a party.

     3.14 Patents and Trademarks.

         (a) Set forth on Schedule 3.14 is a complete and accurate list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights, licenses, internet domain names and registrations presently owned or held by Provectus and each of its Subsidiaries or necessary for the conduct of Provectus' Business as conducted and as currently proposed to be conducted, as well as any agreement under which Provectus or any of its Subsidiaries has access to any confidential information used by Provectus or its Subsidiaries in their respective businesses (the "Intellectual Property Rights"). Provectus and its Subsidiaries own, or have the right to use, free and clear of all Liens, charges, claims and restrictions, under the agreements and upon the terms described in Schedule 3.14, all of the Intellectual Property Rights. Except as set forth on Schedule 3.14, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is Provectus or its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. Except as set forth on Schedule 3.14, neither Provectus nor any of its Subsidiaries has received any communications alleging that Provectus or any of its Subsidiaries has violated or, by conducting their respective businesses as currently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity ("Third-Party
Intellectual Property Rights"), and to the best of Provectus' knowledge, Provectus' Business shall not cause Provectus or its Subsidiaries to infringe or violate any Third Party Intellectual Property Rights. Provectus is not aware of any violation by any third party of any Intellectual Property Rights of Provectus or its Subsidiaries or of any defects therein or in the title thereto. No Person or entity (including, without limitation, any prior employer of any employee of Provectus or its Subsidiaries) has any right to or interest in any Intellectual Property Rights, inventions, improvements, discoveries or other information assigned to Provectus or its Subsidiaries by any employee, consultant or contractor.

         (b) Provectus and each of its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all Intellectual Property Rights and all Inventions (as defined below). Each of Provectus' and its Subsidiaries' employees and other Persons or entities who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed Intellectual Property Rights or Inventions, or who have knowledge of or access to information about Intellectual Property Rights or Inventions, have entered into a written agreement with Provectus or its Subsidiaries that provides that (i) these Intellectual Property Rights, other information and Inventions are proprietary to Provectus and are not to be divulged, misused or misappropriated, and (ii) these Intellectual Property Rights, other information and Inventions are to be disclosed by such employees and such persons to Provectus and transferred by them to Provectus, without any further consideration being given therefor by Provectus, together with all of such employee's or other person's right, title and interest in and to such Intellectual Property Rights, other information and Inventions and all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to such Intellectual Property Rights, other information and Inventions. As used herein, "Inventions" means all inventions, developments and discoveries which during the period of an employee's or other person's service to Provectus or a Subsidiary he or she makes or conceives of, either solely or jointly with others, that relate to any subject matter with which his or her work for Provectus or a Subsidiary may be concerned, or relate to or are connected with the business, products, services or projects of Provectus or a Subsidiary, or relate to the actual or demonstrably anticipated research or development of Provectus or a Subsidiary or involve the use of Provectus' or a Subsidiary's time, material, facilities or trade secret information.

         (c) Each of the Shareholders have assigned to Xantech all of his/its right, title and interest in and to the technologies and other intellectual property rights associated with the Therapeutic Business (as defined in the Separation Agreement) as set forth in Schedule B to the Separation Agreement.


     3.15 Interested Party Transactions. No officer, director or stockholder of Provectus, its Subsidiaries or any affiliate or "associate" (as this term is defined in Rule 405 of the Securities and Exchange Commission under the Securities Act) of any such person or Provectus or its Subsidiaries has or has had, either directly or indirectly, (a) an interest in any person or entity which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by Provectus or its Subsidiaries, or (ii) purchases from or sells or furnishes to Provectus or its Subsidiaries any goods or services, or (b) except as set forth on Schedule 3.15, a beneficial interest in any transaction, contract or agreement to which Provectus or one of its Subsidiaries is a party or by which it may be bound or affected.

     3.16 Financial Statements. Provectus has furnished to Gryffindor a complete and correct copy of the unaudited balance sheet of Provectus and its Subsidiaries (the "Balance Sheet") as of September 30, 2002 (the "Balance Sheet Date") and the related statements of income and cash flows for the period then ended, compiled by Provectus (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles, except that the Financial Statement may not contain all footnotes required by generally accepted accounting principles, and are subject to normal year-end audit adjustments that in the aggregate will not be material. The Financial Statements present fairly the financial condition and results of operations of Provectus and its Subsidiaries, as at the dates and for the periods indicated therein.

     3.17 Business Plan. The Business Plan of Provectus and its Subsidiaries provided to Gryffindor is a complete and correct statement of the existing business plans of Provectus and its Subsidiaries as of the Closing Date.

     3.18 Compliance. To Provectus' knowledge, Provectus and its Subsidiaries have, in all material respects, complied with all laws, regulations and orders applicable to its business and have all material permits and licenses required thereby. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which Provectus or a Subsidiary is a party or by which it is bound, or, to the best of Provectus' knowledge, of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon Provectus, that materially adversely affects the business, prospects, condition, affairs or operations of Provectus, its Subsidiaries or any of their respective properties or assets. To Provectus' knowledge, no employee of Provectus or a Subsidiary is in violation of any contract or covenant (either with Provectus, a Subsidiary or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

     3.19 Subsidiaries. Except for the Xantech Subsidiary and as otherwise set forth on Schedule 3.19, Provectus has no Subsidiaries and does not own or control, directly or indirectly, shares of capital stock of any other corporation, or any interest in any partnership, joint venture or other non-corporate business entity or enterprise.

     3.20 Officers and Directors. Schedule 3.20 sets forth a complete and accurate list of all officers and directors of Provectus and each of its Subsidiaries.

     3.21 Debt Owed by Provectus. Except as set forth on Schedule 3.21, neither Provectus nor any of its Subsidiaries owe any debt, including any outstanding interest, to any Person or to any members of management, directors, officers, principals, founders, or employees of Provectus or any Subsidiary, other than that debt occurring in the ordinary course of business. Provectus and its Subsidiaries are not in default on all the indebtedness set forth on Schedule 3.22.

     3.22  Absence  of  Liabilities.  Except  as  disclosed  in  Schedule  3.22,
Provectus and its Subsidiaries did not have, as of September 30, 2002, any liabilities of any type which in the aggregate exceed $5,000, whether absolute or contingent, which were not fully reflected on the Financial Statements. Since September 30, 2002, Provectus and its Subsidiaries have not incurred or otherwise become subject to any liabilities or obligations (contingent or otherwise). Provectus and its Subsidiaries are current on all debts, accounts payable and lease obligations.

     3.23 Material Contracts and Obligations. Set forth on Schedule 3.23 is a true and complete list of all of the following written and material oral contractual obligations of Provectus and its Subsidiaries:

         (a) All employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements;

         (b) All agreements relating to the Intellectual Property Rights;

         (c) All contractual obligations under which Provectus or its Subsidiaries is or may become obligated to pay any legal, accounting, brokerage, finder's or similar fees or expenses in connection with, or has incurred any severance pay or special compensation obligations that would become payable by reason of, this Agreement or the consummation of the transactions contemplated hereby;

         (d) All contractual obligations to sell or otherwise dispose of any assets of Provectus and its Subsidiaries having a value in excess of $5,000, except in the ordinary course of Provectus' or a Subsidiary's business;

         (e) All material agreements with any stockholder, officer or director of Provectus or its Subsidiaries, or any "affiliate" or "associate" of such persons (as such terms are defined in the Securities Act), including, without limitation, any agreement or other arrangement providing for the furnishing of services by, rental or real or personal property from, or otherwise requiring payments to, any such person or entity;

         (f)  All   contractual   obligations   under  which  Provectus  or  its
Subsidiaries have any liability or obligation constituting or giving rise to a guarantee of any liability or obligation of any person or entity, or under which any person or entity has any liability or obligation constituting or giving rise to a guarantee of any liability or obligation of Provectus or its Subsidiaries (including, without limitation, partnership and joint venture agreements);

         (g)  All   contractual   obligations   under  which  Provectus  or  its
Subsidiaries are or may become obligated to pay any amount in respect of indemnification obligations, purchase price adjustment or otherwise in connection with any (i) acquisition or disposition of assets or securities, (ii) merger, consolidation or other business combination, or (iii) series or group of related transactions or events of a type specified in subclauses (i) and (ii);

         (h) All material distributorship agreements, agreements with sales representatives and all other contractual obligations and oral agreements (other than purchase orders and sales orders entered into in the ordinary course of business) with distributors, suppliers, vendors, or other suppliers of goods or services;

         (i) All purchase obligations (whether or not in the ordinary course of business) that require minimum purchases by Provectus or its Subsidiaries in excess of $5,000;

         (j) All non-terminable contractual obligations involving consideration to or liabilities of Provectus or its Subsidiaries in excess of $5,000; and

         (k) All  contractual  obligations not required to be listed on Schedule
3.23 pursuant to clauses (a) through (j) above that individually involve liabilities of Provectus or its Subsidiaries in excess of $5,000.

     Provectus has delivered to Gryffindor and counsel for Gryffindor a true and complete copy of each of the contracts and agreements listed on Schedule 3.23, including, without limitation, all amendments thereto (the "Listed Contracts"). All of the Listed Contracts are valid, binding and in full force and effect. There are no written or oral "side agreements" with any individual or business whereby Provectus or any Subsidiary has agreed to do anything beyond the requirements of formal written contracts executed by Provectus and its Subsidiaries.

     Each contractual obligation in respect of the Listed Contracts is, and after giving effect to the Closing hereunder and the consummation of the transactions contemplated hereby will be, enforceable by Provectus and its Subsidiaries except for such failures to be so enforceable as do not and will not, individually or in the aggregate, have a Material Adverse Effect. No breach or default by Provectus or any Subsidiary under any of the contractual obligations in respect of the Listed Contracts has occurred and is continuing, and no event has occurred that with notice or lapse of time would constitute such a breach or default or permit termination, modification or acceleration by any other person or entity under any of the contractual obligations, other than such breaches, defaults and events as have not had and will not have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Provectus, no breach or default by any other person or entity under any of the contractual obligations has occurred and is continuing, and no event has occurred that with notice or lapse of time would constitute such a breach or default or permit termination, modification or acceleration by Provectus or any Subsidiary under any of such contractual obligations, other than breaches, defaults and events that have not had and will not have, individually or in the aggregate, a Material Adverse Effect.

         3.24 Absence of Changes. Except as set forth on Schedule 3.24, since September 30, 2002, there has not been:

             (a) Any change in the assets, liabilities, financial condition or operations of Provectus or any Subsidiary, other than changes occurring in the ordinary course of business, none of which has had or is expected to have a Material Adverse Effect;

             (b) Any damage, destruction or loss, whether or not covered by insurance, which has, or could have a Material Adverse Effect;

             (c) Any waiver by Provectus or any Subsidiary of a valuable right or of a material debt owed to it;

             (d) Any direct or indirect loans made by Provectus or any Subsidiary to any shareholder, employee, officer or director of Provectus or any Subsidiary, other than advances made in the ordinary course of business;

             (e)  Any  material  change  in  any  compensation   arrangement  or
agreement with any employee, officer, director or shareholder;

             (f)  Any   declaration   or  payment  of  any   dividend  or  other
distribution of the assets of Provectus;

             (g) Any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation of Provectus or any Subsidiary, except in the ordinary course of business;

             (h)  Any  debt,  obligation  or  liability  incurred,   assumed  or
guaranteed by Provectus or any Subsidiary, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

             (i) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

             (j) Any change or amendment to any material agreement to which Provectus or a Subsidiary is a party or by which it is bound;


             (k) To Provectus' knowledge, any other event or condition of any character that, either individually or cumulatively, has, or could have a Material Adverse Effect; or

             (l) Any arrangement or commitment by Provectus or any Subsidiary to do any of the acts described in Section 3.24(a) through (k) above.

     3.25 erisa. Provectus and its Subsidiaries do not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 other than a medical benefit plan and a 401(k) plan, with respect to which all required contributions have been made and all applicable laws have been complied with.

     3.26 Conduct. Within the past five (5) years, none of the members of management, directors, officers, principals, founders, key employees of Provectus or any Subsidiary have been arrested, charged or convicted of any felony or other crime of moral turpitude or plead guilty or plead nolo contendere to any felony or other crime of moral turpitude, nor are they engaged in criminal activity, nor have any of them been bankrupt or an officer or director of a bankrupt company.

     3.27 Environmental Matters. To Provectus' knowledge, neither Provectus nor its Subsidiaries are in violation of any applicable Environmental Law (as defined below) or any applicable statute, law or regulation relating to occupational health and safety, and, to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation or Environmental Law. Except as set forth on Schedule 3.27, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by Provectus or any Subsidiary or, to Provectus' knowledge, by any other person or entity on any property owned, leased or used by Provectus or any Subsidiary. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the protection of human health or the environment, including, without limitation, CERCLA (as defined below), the Resource Conservation and Recovery Act of 1976, any statute, regulation or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation, emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants, chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks vessels, abandoned or discarded barrels, containers and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any Environmental Law or (b) any petroleum products or nuclear materials. As used in this Section 3.28, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA").

     3.28 Real Property. Neither Provectus nor its Subsidiaries own any real property. Except as provided on Schedule 3.28, neither Provectus nor its Subsidiaries lease any real property or hold any leasehold interest in any real property. To the extent Provectus or its Subsidiaries lease any real property or hold any leasehold interest in any real property, neither Provectus nor its Subsidiaries are in breach of any agreement with respect to such real property or leasehold interest.

     3.29 No Brokers. No broker or finder acting on behalf of Provectus or its Subsidiaries brought about the obtaining, making or closing of the transactions contemplated by this Agreement and the Transaction Documents, and neither Provectus nor its Subsidiaries have any obligation to any Person in respect of any finder's or brokerage fees in connection with the transactions contemplated by this Agreement and the Transaction Documents.

     3.30 Disclosures; No Untrue Statements Or Material Omissions. Provectus has provided Gryffindor with all information requested in writing by Gryffindor in connection with its decision to enter into the transactions contemplated by this Agreement and the Transaction Documents, including all information Provectus believes is reasonably necessary to make such investment decision. Neither this Agreement, the Schedules and Exhibits hereto, the Transaction Documents nor any other document delivered by Provectus to Gryffindor or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To Provectus' knowledge following due inquiry, there are no facts (individually or in the aggregate) that would have a Material Adverse Effect that have not been set forth in the Agreement, the Schedules and Exhibits hereto, the Transaction Documents or in other documents delivered to Gryffindor or its attorneys or agents in connection herewith.

                                   ARTICLE IV
                                   ----------

                   representations & warranties of Gryffindor
                   ------------------------------------------

     Gryffindor hereby represents and warrants to Provectus as follows:

     4.01 Organization; Good Standing. Gryffindor is duly formed, validly organized and in good standing in the State of Delaware and in good standing in every state in which Gryffindor is required to maintain good standing unless failure to do so will not have a Material Adverse Effect.

     4.02 Authority. Gryffindor has full power and authority to enter into and to perform this Agreement in accordance with its terms. Gryffindor represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in Provectus.

     4.03 Enforceability. Upon execution and delivery by each of the parties hereto and thereto, this Agreement and each of the Transaction Documents shall be the legal, valid and binding obligations of Gryffindor and shall be enforceable against Gryffindor each in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

     4.04 Acquisition of the Shares

         (a) Gryffindor is acquiring the Note, the Warrant and the Shares issuable upon conversion of the Note and the exercise of the Warrant for Gryffindor's own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and Gryffindor has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

         (b) Gryffindor has reviewed carefully the representations concerning Provectus, its Subsidiaries and their business contained in this Agreement, has made detailed inquiry concerning Provectus, its Subsidiaries, their business and their personnel; the officers of Provectus have made available to Gryffindor any and all written information which they have requested and have answered to Gryffindor's satisfaction all inquiries made by Gryffindor or any of its representatives; and Gryffindor has sufficient knowledge and experience in investing in companies similar to Provectus so as to be able to evaluate the risks and merits of its investment in Provectus and is able financially to bear the risks thereof. Gryffindor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                                   ARTICLE V
                                   ---------
                                   covenants
                                   ---------

     Until such time as (i) all  principal  and interest due and owing under the
Note is paid in full or (ii) the Shares issued upon conversion of the Note (including any accrued but unpaid interest) and the Shares issued upon exercise of the Warrant are registered, and for as long as Gryffindor owns at least ten percent (10%) of the Shares issued upon conversion of the Note (including any accrued but unpaid interest), Provectus and the Shareholders shall take such steps, and shall cause each of its Subsidiaries to take such steps, as appropriate to do the following:

     5.01 Notice Of Defaults Or Judgments. Provide to Gryffindor, within fifteen
(15) calendar days of receipt thereof, a copy of notice of any (a) defaults under any of the Transaction Documents, (b) Act of Bankruptcy or Act of Dissolution with respect to Provectus or any Subsidiary, (c) default that is declared (after giving effect to any applicable notice and/or grace periods) under any material loan, lease, debt or obligation of Provectus or any Subsidiary, including but not limited to the Obligations, and the failure to cure such default could reasonably be expected to have a Material Adverse Effect, or (d) judgment obtained against Provectus or any Subsidiary that, singly, or in the aggregate, exceeds $20,000 and remains unpaid for over sixty
(60) days without Provectus obtaining a stay of execution, release, discharge or appropriate surety bond.

     5.02 Insurance. Within thirty (30) calendar days following the Closing Date, obtain for Provectus and each of its Subsidiaries and, thereafter, maintain in full force and effect, one or more policies of insurance issued by insurers of recognized responsibility, insuring Provectus, its Subsidiaries and their respective properties and businesses against losses and risks, including, but not limited to, directors' and officers', comprehensive general liability, product liability, automobile and errors and omissions insurance coverage in amount(s) and on terms and conditions reasonably satisfactory to Gryffindor.

     5.03 Access To Information. Permit Gryffindor, or any authorized representative thereof, to visit and inspect the properties of Provectus and each of its Subsidiaries, including their respective corporate and financial records, to make copies and abstracts thereof and to discuss their respective business and finances with officers, employees and independent accountants of Provectus and its Subsidiaries, during normal business hours following reasonable notice and as often as may be reasonably requested.

     5.04 Maintain Existence. Preserve and keep in full force and effect Provectus' and its Subsidiaries' respective corporate existences in good standing and their respective rights to conduct their respective businesses in a prudent and lawful manner in all jurisdictions in which it conducts business except to the extent that the failure to do so would not have a Material Adverse Effect on Provectus.

     5.05 Licenses. Keep all Licenses needed to properly operate Provectus' Business valid and in full force and effect.

     5.06 Non-Disclosure, Developments and Non-Competition Agreement. Require all persons now or hereafter employed by Provectus or any of its Subsidiaries to enter into the form of Proprietary Information, Confidentiality, Assignment of Inventions and Non-Compete Agreement with Provectus attached hereto as Exhibit
D. Provectus will not make any material change to such form or such agreements signed by the Shareholders without the prior written consent of Gryffindor, which consent shall not be unreasonably withheld.

     5.07 Expenses of Directors. Promptly reimburse in full each Gryffindor Director for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of Provectus and/or its Subsidiaries or any committee thereof or incurred in connection with any other travel requested by or on behalf of Provectus and/or its Subsidiaries, which expenses shall be consistent with the travel policies of Provectus.

     5.08 Reservation of Common Stock. Reserve and maintain a sufficient number of shares of Provectus Common Stock for issuance upon conversion of all of the outstanding Shares.

     5.09 Board of Directors Meetings. Initially require the Board of Directors to meet monthly until such time as the Board of Directors unanimously votes to schedule such meetings less frequently, provided that the Board of Directors shall meet at least twice each quarter unless waived by Gryffindor Director. Provectus and each of its Subsidiaries shall provide Gryffindor with advance written notice of all meetings of their respective Boards of Directors and committees thereof and copies of all meeting minutes thereto, regardless of whether Gryffindor is represented on the applicable Board of Directors.

     5.10 Auditor. Retain a firm of certified public accountants acceptable to Provectus' board of directors (including Gryffindor Director) to audit its books and records at least annually.

     5.11 No Liens. Upon conversion of the Note or exercise of the Warrant, convey to Gryffindor all of the applicable Shares free and clear of any and all Liens or other encumbrances or charges of any kind not created by any action of Gryffindor.

     5.12 Financial Statements and Other Information.

         (a) Provectus shall maintain books and records of account in which full and correct entries shall be made of all of its business transactions pursuant to a system of accounting established and administered in accordance with GAAP consistently applied, and shall set aside on its books all such proper accruals and reserves as shall be required under GAAP, consistently applied.

         (b) Provectus shall deliver to Gryffindor:

             (i) within sixty (60) calendar days after the end of each fiscal quarter, unaudited consolidated financial statements of Provectus (including balance sheet, statement of earnings, stockholder's equity and cash flows) for such quarter, year-to-date and compared to budget and the comparable period of the prior year, prepared in accordance with GAAP, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made;

             (ii) within ninety (90) calendar days after the fiscal year's end, audited annual consolidated financial statements prepared by a nationally recognized independent public accounting firm or such other independent public accounting firm reasonably acceptable to Gryffindor and prepared in accordance with GAAP, consistently applied;

             (iii) not less than sixty (60) calendar days prior to the beginning of each fiscal year an annual operating plan and budget, prepared on a monthly basis for the ensuing fiscal year, and on a basis consistent with prior periods (including, among other items, appropriate reserves, accruals and provisions for income taxes) and representing the best estimate of Provectus based upon available information. Provectus also shall furnish to Gryffindor, within a reasonable time of its preparation, amendments to the annual budget, if any. Such budget shall include underlying assumptions and a brief qualitative description of Provectus' plan by the Chief Executive Officer or Chief Financial Officer in support of that budget;

             (iv) within forty-five (45) days of the close of any fiscal year a revised/updated three (3)-year business plan of Provectus;

             (v) any  management  letters and other any reports to management of
Provectus  by  accounting  firms  concerning   internal  controls  or  operating
procedures; and

             (vi)  such  other  information   respecting   Provectus'  business,
financial condition or prospects as Gryffindor may reasonably request from time to time.

         (c) The foregoing financ ial statements shall be prepared on a consolidated basis if Provectus then has any Subsidiaries.

         (d) The financial statements delivered pursuant to subsections(b)(i) and (ii) shall be accompanied by a certificate of Provectus' Chief Executive
Officer and Chief Financial Officer stating that such statements have been prepared in accordance with GAAP consistently applied (except as noted) and fairly present the financial condition and results of operations of Provectus and its Subsidiaries at the date thereof and for the periods covered thereby.

         (e) If Provectus fails to provide the reports or financial statements required by this Section 5.12, within thirty (30) days after written request therefore, Gryffindor shall have the right and authority, at Provectus' sole expense, to request an audit by an accounting firm of its or their choice, such that the reports or financial statements are produced to its or their sole satisfaction.

     5.13 Material Adverse Changes. Provectus shall notify Gryffindor, as soon as practicable, and in any event within ten (10) days of discovery, of: (a) any event (including pending or threatened litigation) which could reasonably be expected to involve an amount in excess of $10,000 or could have a Material Adverse Effect; (b) a material default or any event or occurrence which with the lapse of time or notice or both could become a default under any of Provectus' Material Agreements; (c) a default or any event or occurrence which with the lapse of time or notice or both could become a default under the Purchase Agreement; and (d) any change in any material fact or circumstance represented or warranted in this Agreement. Such notice shall contain a reasonably detailed statement outlining such default or event, and Provectus' proposed response.

     5.14 Directors' Liability and Indemnification. Provectus' and its Subsidiaries' Certificate of Incorporation and Bylaws shall provide for: (a) elimination of the liability of directors to the maximum extent permitted by law; and (b) indemnification of directors for acts on behalf of Provectus to the maximum extent permitted by law.

     5.15 Compliance with Law. Provectus shall (and shall cause each of its Subsidiaries, if any) to comply with all federal, state and local laws and regulations applicable to it, including, without limitation, ERISA, those regarding the collection, payment and deposit of employees' income, unemployment and Social Security taxes and those relating to environmental matters where the failure to comply could reasonably be expected to have a Material Adverse Effect.

     5.16 Agreements. Provectus shall and shall cause each of its Subsidiaries to perform, within any required time period (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including, without limitation, collective bargaining agreements and leases to which any such company is a party, where the failure to so perform and enforce could reasonably be expected to have a Material Adverse Effect. Provectus shall not and shall cause each of its Subsidiaries not to terminate or modify in any manner adverse to any such company any provision of any agreement to which it is a party which termination or modification could reasonably be expected to have a Material Adverse Effect.

     5.17 Payment of Taxes. Provectus agrees to pay or cause to be paid all taxes, assessments and other governmental charges levied upon any of its assets or those of its Subsidiaries or in respect of its or their respective franchises, businesses, income or profits, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any asset of Provectus or any Subsidiary, before the same become delinquent, except that (unless and until foreclosure, sale or other similar proceedings shall have been commenced) no such charge need be paid if being contested in good faith and by appropriate measures promptly initiated and diligently conducted if (a) such reserve or other appropriate provision, if any, as shall be required by sound accounting practice consistent with GAAP shall have been made therefor and (b) such contest does not have a Material Adverse Effect.

     5.18 Preservation of Intellectual Property Rights. Possess and maintain all material Intellectual Property Rights necessary to the conduct of their respective businesses and own all right, title and interest into and to, or have a valid license for, all material Intellectual Property Rights used by Provectus and its Subsidiaries in the conduct of their respective businesses. Provectus will not take any action or fail to take any action, and will prevent each of its Subsidiaries from taking any action or failing to take any action, which would result in the invalidity, abuse, misuse or unenforceability of such Intellectual Property Rights or which would infringe upon any rights of other Persons.

     5.19 Use of Proceeds. Use the net proceeds received from the loan under the
Note in accordance with the terms set forth in the Note.

                                   ARTICLE VI
                                   ----------

                       fees, expenses and indemnification
                       ----------------------------------

     6.01 Fees And Expenses Of Provectus and Gryffindor. Provectus and the Shareholders, jointly and severally, shall pay, and hold Gryffindor and all subsequent holders of the Note, the Warrant and the Shares harmless against liability for the payment of (a) the reasonable fees and out-of-pocket expenses of Piper Rudnick, counsel to Gryffindor, arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement, which shall be payable at the Closing to the extent then known; provided, however, that Provectus shall not be required to pay more than an aggregate of $10,000; and (b) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any Shares pursuant to this Agreement, the Transaction Documents or any Common Stock upon conversion of the Shares.

     6.02 Indemnification by Provectus and the Shareholders. Provectus and the Shareholders, jointly and severally, shall defend (at Gryffindor Indemnified Parties' sole option and at Provectus' sole expense), indemnify and hold
Gryffindor, its officers, directors, members, managers, employees, agents, representatives, successors and assigns (collectively the "Gryffindor Indemnified Parties") harmless from and against any and all losses, claims, damages, liabilities and related expenses, including reasonable attorney's fees and expenses, incurred by the Indemnified Parties arising out of or relating to:
(a) any action or inaction of Provectus or a Subsidiary that gives rise to or results in the occurrence of any claim; (b) any breach of any representation or warranty made by Provectus and/or the Shareholders in or pursuant to this Agreement, the Transaction Documents or any other certificate or document delivered by them pursuant to this Agreement; (c) any breach or default by the Provectus and/or the Shareholders of any covenant or obligation of them in this Agreement or any of the Transaction Documents; (d) any claim or proceeding of any kind whatsoever, whether instituted or commenced prior to or after the date hereof, which relates to, arises from, or occurs in connection with facts or circumstances relating to (i) the Separation Agreement, (ii) the Assets, or
(iii) the conduct of Provectus' business, or its assets, or any services provided on or prior to the date hereof; (e) any liabilities of Provectus and/or the Shareholders; or (f) any violations of, or obligations under any laws relating to acts, omissions, circumstances or conditions existing on or prior to the date hereof, whether or not such acts, omissions, circumstances or conditions constituted a violation of such laws, as then in effect; provided, however, any such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses arising from the gross negligence or willful misconduct of the Gryffindor Indemnified Parties.

     6.03 Indemnification By Gryffindor. Gryffindor shall defend (at the Provectus Indemnified Parties' sole option and at Gryffindor's sole expense), indemnify and hold Provectus, its officers, directors, members, managers, shareholders (including the Shareholders), employees, agents, representatives, successors and assigns (collectively the "Provectus Indemnified Parties") harmless from and against any and all losses, claims, damages, liabilities and related expenses, including reasonable attorney's fees and expenses, incurred by the Indemnified Parties arising out of or relating to: (a) any breach of any representation or warranty made by Gryffindor in or pursuant to this Agreement, the Transaction Documents or any other certificate or document delivered by Gryffindor pursuant to this Agreement; or (b) any breach or default by Gryffindor of any covenant or obligation of them in this Agreement or any of the Transaction Documents; provided, however, any such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses arising from the gross negligence or willful misconduct of the Provectus Indemnified Parties.

                                  ARTICLE VII
                                  -----------

                                  MISCELLANEOUS
                                  -------------

     7.01 Non-Waiver. No course of dealing between Gryffindor and any other party hereto or any failure or delay on the part of Gryffindor in exercising any rights or remedies under this Agreement, the Note or the Warrant operates as a waiver of any rights or remedies of Gryffindor under any Agreement, the Note or the Warrant. No single or partial exercise of any rights or remedies hereunder operates as a waiver or precludes the exercise of any other rights or remedies hereunder.

     7.02 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, provided, however, that Provectus shall not assign (by operation of law or otherwise) this Agreement, the Transaction Documents or any part hereof or thereof or any obligation hereunder or thereunder without the prior written consent of Gryffindor. Gryffindor may assign, transfer, sell or otherwise convey or hypothecate all or any portion of the Note, the Warrant or the Shares in Gryffindor's (or such other holder's) sole and absolute discretion subject to compliance with the applicable securities laws. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Gryffindor or any holder of all or any part of the Note, the Warrant or the Shares are also for the benefit of, and enforceable by, any subsequent holders of all or any part of the Note, the Warrant or the Shares.

     7.03 Remedies Non-Exclusive. None of Gryffindor's rights, remedies, privileges or powers expressly provided for herein are exclusive, but each of them is cumulative with, and in addition to, every other right, remedy, privilege and power now or hereafter existing in Gryffindor's favor, whether pursuant to this Agreement, the Transaction Documents, at law or in equity, by statute or otherwise.

     7.04  Notices.  All  notices,  requests,  demands and other  communications required or permitted under this Agreement or by law shall be in writing and given to the parties at the address listed below (or to such other address as shall at any time be designated by any party in writing to the other parties):
(a) by certified U.S. mail, return receipt requested, postage prepaid; (b) by facsimile transmission (provided confirmation of the receipt thereof is obtained); (c) by recognized overnight courier service (e.g., Federal Express); or (d) by hand-delivery:


         To Gryffindor:     Gryffindor Capital Partners I, L.L.C.
                            150 North Wacker Drive, Suite 800
                            Chicago, Illinois 60606
                            Facsimile: (312) 499-1935
                            Attention: Stuart Fuchs

         with a copy to:    Piper Rudnick
                            203 N. LaSalle Street
                            Suite 1800
                            Chicago, IL  60504
                            Attn:  Deborah Gersh

         To Provectus:      Provectus Pharmaceuticals, Inc.
                            7327 Oak Ridge Highway, Suite A
                            Knoxville, TN  37931
                            Attention:  Timothy C. Scott, Ph.D., President

         with a copy to:    Baker, Donelson, Bearman & Caldwell
                            2200 Riverview Tower
                            900 South Gay Street
                            Knoxville, TN  37902
                            Attn: David L. Morehous

     All such notices shall be deemed effective (a) when actually delivered or when sent by facsimile (upon electronic confirmation of receipt), (b) three days after being deposited in the United States mail, first class, postage prepaid, or (c) one day after being delivered to a reputable overnight delivery service.

     7.05 Entire Agreement; Integration Clause. This Agreement and the Transaction Documents set forth the entire agreements and understandings of the parties hereto with respect to this transaction, and any prior agreements are hereby merged herein and terminated. The recitals appearing at the beginning of this Agreement are hereby incorporated herein by this reference.

     7.06 No Oral Modification Or Waivers. The terms of this Agreement may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver (as the case may be) is sought.

     7.07 Governing Law. The laws of the State of Illinois (other than its conflicts of law principles) govern this Agreement and the Transaction Documents except with respect to the following matters which will be governed by the state of incorporation of Provectus and/or its Subsidiaries as applicable: due incorporation and qualifications for good standing, the issuance of Common Stock and other capital stock of Provectus and its Subsidiaries and the Board of Directors of Provectus and its Subsidiaries.

     7.08 Headings. The headings of the paragraphs and sub-paragraphs of this Agreement and the Transaction Documents are inserted for convenience only and do not constitute a part of this Agreement or the Transaction Documents.

     7.09 Severability. To the extent any provision herein violates any applicable law, that provision shall be considered void and the balance of this Agreement shall remain unchanged and in full force and effect.

     7.10 Counterparts. This Agreement may be executed in counterparts. The signature of, or on behalf of, each party does not need to appear on each counterpart, so long as it appears on one or more of the counterparts. All counterparts shall collectively constitute one original document.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.

                                   GRYFFINDOR CAPITAL PARTNERS I, L.L.C.
                                   By:

                                   By:/s/ Stuart Fuchs
                                   Name:Stuart Fuchs
                                   Title:Managing Principal


                                   PROVECTUS PHARMACEUTICALS, INC.
                                   a Nevada corporation


                                   By:/s/ Craig Dees
                                   Craig Dees, Ph.D., Chief Executive Officer



                                   /s/ Craig Dees
                                   Craig Dees, Ph.D.


                                   THE DEES FAMILY FOUNDATION


                                   By:/s/ Craig Dees
                                   Name: Craig Dees
                                   Its:President



                                   /s/ Eric A. Wachter
                                   Eric A. Wachter, Ph.D.


                                   THE ERIC A. WACHTER 1998
                                   CHARITABLE REMAINDER UNITRUST


                                   By:/s/ Eric A. Wachter
                                   Name:/s/ Eric A. Wachter
                                   Its:Trustee

                                   /s/ Timothy C. Scott
                                   Timothy C. Scott, Ph.D.


                                   THE SCOTT FAMILY INVESTMENT
                                   LIMITED PARTNERSHIP


                                   By: /s/ Timothy C. Scott
                                   Name: Timothy C. Scott
                                   Its: General Partner



                                   /s/ Walter Fisher
                                   Walter Fisher, Ph.D.


                                   THE FISHER FAMILY INVESTMENT
                                   LIMITED PARTNERSHIP


                                   By: /s/ Walter Fisher
                                   Name: Walter Fisher
                                   Its: General Partner


                                   THE WALT FISHER 1998
                                   CHARITABLE REMAINDER UNITRUST


                                   By: /s/ Walter Fisher
                                   Name: Walter Fisher
                                   Its: Trustee



                                   /s/ John T. Smolik
                                   John T. Smolik


                                   THE SMOLIK FAMILY LLP


                                   By: /s/ John T. Smolik
                                   Name: John T. Smolik
                                   Its: General Partner

                                                                     Exhibit 4.2


THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

                         SENIOR SECURED CONVERTIBLE NOTE
                         -------------------------------

$1,000,000                                                     November 26, 2002


     FOR VALUE RECEIVED, PROVECTUS PHARMACEUTICALS, INC. (the "Borrower"), promises to pay to the order of GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Lender"), at the Borrower's office at 7327 Oak Ridge Highway, Suite A, Knoxville, TN 37931, or such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America, the principal sum of One Million and 00/100 Dollars ($1,000,000), or such lesser principal amount as may be outstanding hereunder, together with interest payable quarterly in arrears on the principal balance from time to time unpaid at the rate of eight percent (8%) per annum (the "Loan Rate") until maturity. From and after the occurrence of an Event of Default (as hereinafter defined), the outstanding principal amount hereof shall bear interest at the rate of twelve percent (12%) per annum (the "Default Rate"). Interest will be computed on the daily principal balance outstanding during the period from the last payment date to the current payment date. Interest shall be the product resulting when multiplying the rate of interest by the principal balance outstanding, dividing by 360, and then multiplying by the actual number of days interest has accrued.

     The following is a statement of the rights of Lender under this Note and the conditions to which this Note and the Borrower are subject, and to which the Borrower hereby agrees as follows:

     1. Purchase Agreement. This Senior Secured Convertible Promissory Note (this "Note") is executed and delivered by the Borrower pursuant to the terms and conditions of the Convertible Secured Promissory Note and Warrant Purchase Agreement of even date herewith between, among others, the Borrower and Lender (the "Purchase Agreement"). This Note is subject to the terms and conditions of the Purchase Agreement. Any capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the Purchase Agreement.

     2. Repayment Terms. Subject to Lender's conversion rights set forth below, the Borrower shall pay the outstanding principal balance and all accrued and unpaid interest due hereunder on November 26, 2004 (the "Maturity Date").

     Notwithstanding anything to the contrary contained herein, if at any time prior to the Conversion Start Date (as hereinafter defined), the Borrower shall fail to make any quarterly payment of interest due hereunder (each, a "Pre-Conversion Unmatured Interest Default"), the Borrower shall forfeit any right to pay the amount of such Pre-Conversion Unmatured Interest Default (or cause any other entity or affiliate of the Borrower, including any guarantor, to pay such amount) and the outstanding principal amount hereof shall bear interest at the Default Rate until such time as this Note is repaid in full or the full amount due under this Note is converted in accordance with the terms herein; provided, further, that, at any time after the Conversion Start Date, the Borrower shall fail to make any quarterly payment of interest due hereunder, such failure shall constitute an Event of Default under Section 7(a) hereof.

     3. Optional  Conversion.  Subject to Lender's  conversion right pursuant to
Section 4.1.6 of the Shareholders' Agreement, dated as of even date herewith, by and among, Borrower, Lender and certain other shareholders, commencing on November 26, 2003 (the "Conversion Start Date") through and including the Maturity Date, Lender, in its sole discretion, shall have the right to convert the outstanding principal and accrued and unpaid interest on this Note, in whole or in part, into certain shares of stock of the Borrower as follows:

         a) Principal. Lender shall have the right to convert all or any portion of the outstanding principal amount under the Note into that number of common shares of the Borrower equal to the amount of principal to be converted divided by the conversion price of $0.737 (the "Principal Shares"), which conversion price was determined based on (i) Lender owning that number of shares of common stock of the Borrower constituting twelve and one-half percent (12.50%) of the Borrower (assuming that the Principal Shares are converted and the shares under the Warrant are exercised at the same time) at a pre-money valuation of Five Million Dollars ($5,000,000), and (ii) outstanding shares and commitments to issue shares, in the amount of 9,050,763, as represented by the Borrower in the Purchase Agreement, which amount excludes those shares reserved for issuance under the Borrower's employee stock option plan.

         b) Interest. Lender also shall have the right to convert all or any portion of the accrued and unpaid interest under the Note into that number of common shares of the Borrower equal to the amount of principal to be converted divided by the conversion price of $0.55 (the "Interest Shares"), which conversion price was determined based on (i) a pre-money valuation of Five Million Dollars ($5,000,000), and (ii) outstanding shares and commitments to issue shares, in the amount of 9,050,763, as represented by the Borrower in the Purchase Agreement, which amount excludes those shares reserved for issuance under the Borrower's employee stock option plan.

         c) Mechanics of Conversion. Before Lender shall be entitled to convert this Note into the Principal Shares and/or the Interest Shares (collectively, the "Acquired Securities"), as applicable, Lender shall surrender this Note, duly endorsed, at the office of the Borrower, and shall give written notice to the Borrower at its principal corporate office of the election to the same and shall state therein the name or names in which the certificate or certificates for the Acquired Securities are to be issued. The Borrower, promptly thereafter, shall issue and deliver to such persons at the address specified by Lender, a certificate or certificates for the Acquired Securities to which the Holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the persons entitled to receive the Acquired Securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Acquired Securities as of such date. No fractional shares shall be issued upon conversion of the principal and/or interest due under this Note and the number of Acquired Securities to be issued shall be rounded up to the nearest whole share.

         d) Effect of Reorganization, Reclassification, Consolidation, Merger or Sale. If at any time while this Note is outstanding there shall be any reorganization or reclassification of the capital stock of the Borrower or any consolidation or merger of the Borrower with another corporation (other than a consolidation or merger in which the Borrower is the surviving entity and which does not result in any change in the Common Stock), or any sale or other disposition by the Borrower of all or substantially all of its assets to any other corporation, the holder of this Note shall thereafter upon conversion of this Note be entitled to receive the number of shares of stock or other securities or property of the Borrower, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Acquired Securities (and any other securities and property) of the Borrower, deliverable upon the exercise of the conversion under this Note, would have been entitled upon such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition if this Note had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Borrower) shall be made in the application of the provisions set forth in this Note with respect to the rights and interests thereafter of the holder of this Note to the end that the provisions set forth in this Note (including those relating to adjustments of the number of shares issuable upon the conversion of this Note) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion hereof as if this Note had been converted immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition and the holder hereof had carried out the terms of the exchange as provided for by such reorganization, reclassification of capital stock, consolidation or merger. The Borrower shall not effect any such reorganization, consolidation or merger unless, upon or prior to the consummation thereof, the successor corporation shall assume by written instrument the obligation to deliver to the holder hereof such shares of stock, securities, cash or property as such holder shall be entitled to purchase in accordance with the foregoing provisions.

         e) Effect of a Stock Dividends, Splits, Etc. If the Borrower shall at any time after the date hereof fix a record date for the subdivision, split-up or stock dividend of shares of its Common Stock, then, concurrently with the effectiveness of such subdivision, split-up or dividend, the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in outstanding shares of Common Stock.

         f) Prior Notice as to Certain Events. In case at any time:

             (i) the Borrower shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

             (ii) there shall be any reorganization or reclassification of the capital stock of the Borrower, or consolidation or merger of the Borrower with another corporation or a sale or disposition of all or substantially all its assets; or

             (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Borrower;

     then, in each of said cases, the Borrower shall give prior written notice, by first class mail, postage prepaid, addressed to the holder of this Note at the address of such holder as shown in Section 9(k) below, of the date on which
(iv) the books of the Borrower shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (v) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of the Common Stock of record shall participate in said stock dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Borrower's transfer books are closed in respect thereto.

         g) Reservation of Common Stock. The Borrower will at all times after the date hereof reserve and keep available for issuance upon the conversions described herein such number of authorized and unissued shares of Common Stock as will be sufficient to permit the conversions described herein, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable, and free from all liens and charges with respect to the issuance thereof.

     4. Prepayment. The Borrower will not have the right at any time to prepay this Note in whole or in part, except in the event that the Borrower obtains a commitment from another investor for an amount not less than Three Million Dollars ($3,000,000) in exchange for shares of the Borrower, which commitment shall include an obligation on the part of such investor to repay in full the outstanding principal balance plus all accrued and unpaid interest thereon owing hereunder (the "Obligations"), and such commitment is on terms reasonably acceptable to Lender. In such event, the Borrower may prepay this Note in full; provided, however, such prepayment shall, as determined by Lender in its sole discretion, take the form of either: (a) repayment in full of the Obligations or
(b) conversion of the Obligations into shares of common stock of the Borrower in accordance with the conversion terms set forth in Section 3 above; further provided, however, if the market price of the Borrower's common shares are less than the conversion price of the Principal Shares under this Note, Lender shall have the right to convert the Obligations into the same series of preferred stock that such investor is purchasing with the same rights, privileges and preferences granted to such investor, except with respect to the conversion price which, for Lender, will be the conversion price hereunder.

     5. Security. This Note is secured by, among other things, the following:

         a) a Security Agreement, dated the date hereof between the Borrower and Lender (the "Provectus Security Agreement"), which encumbers certain collateral described therein;

         b) a Stock Pledge Agreement, dated the date hereof from the Borrower in favor of Lender (the "Stock Pledge Agreement") providing for a pledge of all of the common stock of Xantech Pharmaceuticals, Inc. ("Xantech");

         c) a Trademark Collateral Security Agreement, dated the date hereof between Provectus and Lender which encumbers certain collateral described therein (the "Trademark Security Agreement");

         d) a Patent and License Security Agreement, dated the date hereof between Provectus and Lender which encumbers certain collateral described therein (the "Patent Security Agreement");

         e) a Copyright Security Agreement, dated the date hereof between Provectus and Lender which encumbers certain collateral described therein (the "Copyright Security Agreement" and together with the Patent Security Agreement, the Stock Pledge Agreement, the Trademark Security Agreement and the Provectus Security Agreement, the "Security Documents"); and

         f) such other agreements and documents as Lender shall require, including, without limitation that certain Guaranty of even date herewith from Xantech in favor of Lender (the "Guaranty").

     The Purchase Agreement, this Note, the Guaranty, the Security Documents and any and all other agreements presently existing or hereafter entered into in connection therewith or which evidence and/or secure any indebtedness from the Borrower to Lender shall hereinafter be collectively referred to as the "Transaction Documents." Any and all collateral referred to in or granted by the Security Documents is hereinafter collectively referred to as the "Collateral." The terms, covenants, conditions, provisions, stipulations and agreements of the Transaction Documents are hereby made a part of this Note, to the same extent and with the same effect as if they were fully set forth herein. The Borrower does hereby covenant to abide by and comply with each and every term, covenant, condition, provision, stipulation and agreement set forth in the Transaction Documents.

     The Borrower shall remain liable for the payment of this Note, including interest, notwithstanding any extensions of time of payment or any indulgence of any kind or nature that Lender may grant to the Borrower or any subsequent owner of the Collateral, whether with or without notice to the Borrower, and the Borrower hereby expressly waives such notice. No release of any or all of the security given for this obligation shall release any other maker, co-maker, surety, guarantor, or other party hereto in any capacity. Lender shall not be required to look first to the Collateral for payment of this Note, but may proceed against the Borrower in such manner as it deems desirable.

     6. Use of Proceeds. The proceeds of the loan evidenced by this Note will be used for working capital purposes of the Borrower pursuant to the Budget attached to the Purchase Agreement as Schedule 2; provided, that at least seventy percent (70%) of such proceeds must be used for product production, general operating expenses (including salaries or other employment costs), advertising and marketing for the Borrower; and, provided, further, that not more than thirty percent (30%) of such proceeds may be used by the Borrower for back compensation due to the Borrower's employees or consultants.

     7. Event of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

         (a) The Borrower shall fail to make any payment of principal of, or interest on this Note when due and payable or declared due and payable (other than any Pre-Conversion Unmatured Interest Payment).

         (b) The Borrower or Xantech shall fail or neglect to perform, keep or observe any provision of this Note, the Guaranty, the Security Documents or any other Loan Document.

         (c) Lender shall fail to have an enforceable first priority lien on and security interest in the Collateral or any default or event of default occurs under any of the Security Documents.

         (d) The Borrower or Xantech files a bankruptcy petition, a bankruptcy petition is filed against the Borrower which remains undismissed or unstayed for sixty (60) consecutive days, or Borrower makes a general assignment for the benefit of creditors.

         (e) Any default by the Borrower or Xantech, as applicable, occurs under the Purchase Agreement or any other Transaction Document.

         Upon the occurrence of any Event of Default, Lender may, in its sole discretion, do one or more of the following: (i) declare all indebtedness evidenced by this Note to be immediately due and payable, whereupon all such indebtedness shall become due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower, and/or (ii) continue to exercise any of its conversion rights pursuant to Section 3 hereof, and/or (iii) exercise any or all of its rights and remedies available hereunder or under any of the Security Documents, the Guaranty or any other Transaction Documents and applicable law.

     8. Replacement. Upon receipt of evidence reasonably satisfactory to the Borrower (an affidavit of Lender shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Borrower or, in the case of any such mutilation upon surrender of this Note, the Borrower shall (at its expense) execute and deliver in lieu of such Note, a Note of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated as of the date to which interest has been paid on the unpaid principal amount of the Note so lost stolen, destroyed, or mutilated, or, if no interest has been paid thereon, then dated as of the date of the Note so lost, stolen, destroyed or mutilated.

     9. Miscellaneous

         a) In the event that Lender institutes legal proceedings to enforce the Transaction Documents, the Borrower agrees to pay to Lender, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including reasonable attorneys' fees.

         b) Lender shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Lender and then only to the extent specifically set forth therein. A waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Lender by the Transaction Documents shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Lender's option.

         c) Except as expressly provided for in this Note or any other Loan Document, every person at any time liable for the payment of the debt evidenced hereby waives presentment for payment, demand, notice of nonpayment of this Note, protest and notice of protest, all exemptions and homestead laws and all rights thereunder and consents that Lender may extend the time of payment of any part or the whole of the debt, or grant any other modifications or indulgence pertaining to payment of this Note at any time, at the request of any other person liable for said debt.

         d) This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under the laws of the State of Illinois as applicable to the Borrower. If, from any circumstances whatsoever, fulfillment of any provision of this Note or of any of the other Transaction Documents shall, at the time performance of such provisions shall be due, involve the payment of interest in excess of that authorized by law, the obligation to be fulfilled shall be reduced to the limit so authorized by law, and if, from any circumstances, Lender shall ever receive as interest an amount which would exceed the highest lawful rate applicable to the Borrower, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness evidenced hereby and not to the payment of interest.

         e) All covenants, agreements, representations and warranties made herein and any other Transaction Documents are deemed to have been relied upon by Lender, notwithstanding any investigation by Lender.

         f) This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

         g) The form and essential validity of this Note shall be governed by the laws of the State of Illinois. If any provision of this Note is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided that where the provisions of any such applicable law may be waived, they hereby are waived by the Borrower to the full extent permitted by law in order that this Note shall be deemed to be a valid and binding promissory note in accordance with its terms.

         h) Time is of the essence with respect to all the Borrower's obligations and agreements under this Note.

         i) This Note and all the provisions, conditions, promises and covenants hereof shall inure to the benefit of Lender, its successors and assigns, and shall be binding in accordance with the terms hereof upon the Borrower, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Transaction Documents.

         j) All notices required under this Note shall be provided in accordance with the terms of the Purchase Agreement.

         k) To induce Lender to extend to the Borrower the loan evidenced by this Note, Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR ANY LOAN DOCUMENT WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON THE BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

         l) THE BORROWER AND LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY

DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE BORROWER AGREES THAT THE BORROWER WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

                          [Signature Page(s) to Follow]

     IN WITNESS WHEREOF, this Note is executed as of the date and year first set forth above.


                                        PROVECTUS PHARMACEUTICALS, INC.


                                        By:/s/ Craig Dees
                                        Name: Craig Dees
                                        Its:  Chief Executive Officer


                                        GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


                                        By: /s/ Stuart Fuchs
                                        Name:  Stuart Fuchs
                                        Its:  Managing Principal

                                                                     Exhibit 4.3



THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT PURPOSES, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT, PROVIDED THAT THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE THAT SUCH REGISTRATION IS NOT REQUIRED. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.


                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

                                   TO PURCHASE
                        226,460 SHARES OF COMMON STOCK OF
                         PROVECTUS PHARMACEUTICALS, INC.
                       TRANSFER RESTRICTED - SEE SECTION 8

     This certifies that on November 26, 2002, for value received, GRYFFINDOR CAPITAL PARTNERS I, L.L.C., a Delaware limited liability company, and its permitted assigns (collectively, the "Registered Holder"), is entitled to purchase from PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation (the "Company"), subject to the terms and conditions hereof, at any time on or after the date hereof, and before the Expiration Date, 226,460 fully paid and non-assessable shares of Common Stock (as defined herein), at the Exercise Price (as defined herein). This Warrant is issued pursuant to the Convertible Secured Promissory Note and Warrant Purchase Agreement of even date herewith, between the Company and the Lender set forth therein ("Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

     This Warrant is subject to the following provisions:

     1. Definitions. As used in this Warrant, the following terms have the meanings set forth below:

     "Business Day" means any day on which banks in Chicago, Illinois are open for business.

     "Common Stock" means the Company's Common Stock as defined in the Purchase Agreement.

     "Date of Issuance" means the date hereof. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

     "Exercise Price" means $.001 per share.

     "Expiration Date" means 5:00 P.M., Chicago, Illinois time on the five (5) year anniversary of the Date of Issuance (or, if such day is not a Business Day, at or before 5:00 P.M., Chicago Illinois time, on the next following Business
Day).

     "Person" means an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof.

     "Warrant" means this Warrant and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

     "Warrant Stock" means shares of the Company's authorized but unissued Common Stock issuable upon exercise of this Warrant; provided that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Stock" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     2. Exercise of Warrant.

         2.1 Exercise Period; Cancellation of Warrant. The Registered Holder may exercise the purchase rights represented by this Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time, and from time to time, from and after the Date of Issuance and prior to the Expiration Date (the "Exercise Period").

         2.2 Exercise Procedure.

             (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

             (i) a completed Exercise Agreement, as described in Section 2.3 below, executed by the Registered Holder exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

             (ii) this Warrant, or if the original Warrant is lost, mutilated or destroyed, a certified copy of this Warrant;

             (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto, evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
Section 8 hereof; and

             (iv) a check payable to the Company in an amount equal to the number of shares of Warrant Stock to be issued multiplied by the Exercise Price.

             (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within five (5) Business Days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such five (5) Business Day period, deliver such new Warrant to the Registered Holder designated for delivery in the Exercise Agreement.

             (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Warrant Stock on the Exercise Date.

             (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock.

             (e) The Company will not close its books for the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

             (f) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         2.3 Exercise Agreement. The Exercise Agreement will be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Exercise Agreement also will state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it also will state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

         2.4 Fractional Shares. If a fractional share of Warrant Stock would, but for the provisions of this Section 2.4, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five (5) business days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the market price (as determined in good faith by the Company's Board of Directors) of such fractional share as of the Exercise Date and the proportionate Exercise Price of such fractional share.

     3. Effect of Reorganization, Reclassification, Consolidation, Merger or Sale. If at any time while this Warrant is outstanding there shall be any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving entity and which does not result in any change in the Common Stock), or any sale or other disposition by the Company of all or substantially all of its assets to any other corporation, the holder of this Warrant shall thereafter upon exercise of this Warrant be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Warrant Stock (and any other securities and property) of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth in this Warrant (including those relating to adjustments of the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof as if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition and the holder hereof had carried out the terms of the exchange as provided for by such reorganization, reclassification of capital stock, consolidation or merger. The Company shall not effect any such reorganization, consolidation or merger unless, upon or prior to the consummation thereof, the successor corporation shall assume by written instrument the obligation to deliver to the holder hereof such shares of stock, securities, cash or property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding any other provisions of this Warrant, in the event of sale or other disposition of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise the Warrant shall terminate sixty (60) days after the Company gives written notice to the Registered Holder of this Warrant that such sale or other disposition has been consummated.

     4. Effect of a Stock Dividends, Splits, Etc. If the Company shall at any time after the Date of Issuance fix a record date for the subdivision, split-up or stock dividend of shares of its Common Stock, then, concurrently with the effectiveness of such subdivision, split-up or dividend, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.

     5. Prior Notice as to Certain Events. In case at any time:

         (a) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

         (b) there shall be any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or a sale or disposition of all or substantially all its assets; or

         (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each of said cases, the Company shall give prior written notice, by first class mail, postage prepaid, addressed to the Registered Holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of the Common Stock of record shall participate in said stock dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     6. Reservation of Common Stock. The Company will at all times after the Date of Issuance reserve and keep available for issuance upon the exercise of Warrants such number of authorized and unissued shares of Common Stock as will be sufficient to permit the conversion of the Warrant Stock, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable, and free from all liens and charges with respect to the issuance thereof.

     7. No Voting Rights; Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration in this Warrant of the rights or privileges of the Registered Holder, will give rise to any liability of such Registered Holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

     8. Restrictions on Transfer.

         (a) Subject to the transfer conditions referred to in paragraph (b) below, this Warrant and the rights hereunder are transferable, in whole or in part, by the Registered Holder to any Person without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company. Each such transferee shall become a "Registered Holder" for purposes of this Warrant.

         (b) Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Act (or any similar statute then in effect), or (ii) an opinion of counsel for the Company to the effect that such registration is not, under the circumstances, required.

     9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender.

     10. Miscellaneous.

         10.1 Amendment and Waiver. The terms and provisions of this Warrant may be amended, modified or waived only with the written consent of the Company and the Registered Holder.

         10.2 Notices. Any notices required to be sent to a Registered Holder will be delivered to the address of such Registered Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

         10.3 Descriptive Headings. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         10.4 Governing Law. The construction, validity and interpretation of this Warrant will be governed by the laws of the State of Nevada.

         10.5 Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                          [Signature Page(s) to Follow]

                IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

                                         PROVECTUS PHARMACEUTICALS, INC.

                                         By: /s/ Timothy C. Scott
                                         Name: Timothy C. Scott
                                         Title: President

                                    Exhibit I

                               EXERCISE AGREEMENT
                               ------------------

To:      Provectus Pharmaceuticals, Inc.

Gentlemen:

The undersigned hereby elects to exercise its right under the attached Warrant by purchasing 226,460 shares of the Common Stock of Provectus Pharmaceuticals, Inc., and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of:

Gryffindor Capital Partners I, LLC
----------------------------------
(Name)

150 North Wacker Drive, Suite 800, Chicago, IL 60606
----------------------------------------------------
(Address)

36-4370894
-----------------
(Taxpayer Number)

and delivered to:

Scott A. Drane, Esq., Drane & Freyer
------------------------------------
(Name)

150 North Wacker Drive, Suite 800, Chicago, IL 60606
----------------------------------------------------
(Address)

The exercise price of $226.46 is enclosed.

Date: November 26, 2002
      -----------------

Signed:  Gryffindor Capital Partners I, LLC
                  (Name of Holder, Please Print)
                  150 North Wacker Drive, Suite 800, Chicago, IL 60606
                  (Address)
                  /s/ Stuart Fuchs
                  (Signature)       Stuart Fuchs
                                    Managing Principal

                                                                     Exhibit 4.4



THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT PURPOSES, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT, PROVIDED THAT THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE THAT SUCH REGISTRATION IS NOT REQUIRED. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.


                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

                                   TO PURCHASE
                        226,459 SHARES OF COMMON STOCK OF
                         PROVECTUS PHARMACEUTICALS, INC.
                       TRANSFER RESTRICTED - SEE SECTION 8

     This certifies that on November 26, 2002, for value received, STUART FUCHS, an individual, and his permitted assigns (collectively, the "Registered Holder"), is entitled to purchase from PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation (the "Company"), subject to the terms and conditions hereof, at any time on or after the date hereof, and before the Expiration Date, 226,459 fully paid and non-assessable shares of Common Stock (as defined herein), at the Exercise Price (as defined herein). This Warrant is issued pursuant to the Convertible Secured Promissory Note and Warrant Purchase Agreement of even date herewith, between the Company and the Lender set forth therein ("Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

     This Warrant is subject to the following provisions:

     1. Definitions. As used in this Warrant, the following terms have the meanings set forth below:

         "Business Day" means any day on which banks in Chicago, Illinois are open for business.

         "Common Stock" means the Company's Common Stock as defined in the Purchase Agreement.

         "Date of Issuance" means the date hereof. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

         "Exercise Price" means $.001 per share.

         "Expiration Date" means 5:00 P.M.,  Chicago,  Illinois time on the five
(5) year anniversary of the Date of Issuance (or, if such day is not a Business Day, at or before 5:00 P.M., Chicago Illinois time, on the next following Business Day).

         "Person" means an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof.

         "Warrant" means this Warrant and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

         "Warrant Stock" means shares of the Company's authorized but unissued Common Stock issuable upon exercise of this Warrant; provided that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Stock" will mean one share of the security issuable upon exercise of the Warrant if such security is issuable in shares, or will mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     2. Exercise of Warrant.

         2.1 Exercise Period; Cancellation of Warrant. The Registered Holder may exercise the purchase rights represented by this Warrant, in whole or in part (but not as to a fractional share of Warrant Stock), at any time, and from time to time, from and after the Date of Issuance and prior to the Expiration Date (the "Exercise Period").

         2.2 Exercise Procedure.

             (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

             (i) a completed Exercise Agreement, as described in Section 2.3 below, executed by the Registered Holder exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

             (ii) this Warrant, or if the original Warrant is lost, mutilated or destroyed, a certified copy of this Warrant;

             (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto, evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
Section 8 hereof; and

             (iv) a check payable to the Company in an amount equal to the number of shares of Warrant Stock to be issued multiplied by the Exercise Price.

             (b) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within five (5) Business Days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. The Company will, within such five (5) Business Day period, deliver such new Warrant to the Registered Holder designated for delivery in the Exercise Agreement.

             (c) The Warrant Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Warrant Stock on the Exercise Date.

             (d) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock.

             (e) The Company will not close its books for the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

             (f) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         2.3 Exercise Agreement. The Exercise Agreement will be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Registered Holder of this Warrant, the Exercise Agreement also will state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it also will state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

         2.4 Fractional Shares. If a fractional share of Warrant Stock would, but for the provisions of this Section 2.4, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five (5) business days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the market price (as determined in good faith by the Company's Board of Directors) of such fractional share as of the Exercise Date and the proportionate Exercise Price of such fractional share.

     3. Effect of Reorganization, Reclassification, Consolidation, Merger or Sale. If at any time while this Warrant is outstanding there shall be any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving entity and which does not result in any change in the Common Stock), or any sale or other disposition by the Company of all or substantially all of its assets to any other corporation, the holder of this Warrant shall thereafter upon exercise of this Warrant be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Warrant Stock (and any other securities and property) of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth in this Warrant (including those relating to adjustments of the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof as if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition and the holder hereof had carried out the terms of the exchange as provided for by such reorganization, reclassification of capital stock, consolidation or merger. The Company shall not effect any such reorganization, consolidation or merger unless, upon or prior to the consummation thereof, the successor corporation shall assume by written instrument the obligation to deliver to the holder hereof such shares of stock, securities, cash or property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding any other provisions of this Warrant, in the event of sale or other disposition of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise the Warrant shall terminate sixty (60) days after the Company gives written notice to the Registered Holder of this Warrant that such sale or other disposition has been consummated.

     4. Effect of a Stock Dividends, Splits, Etc. If the Company shall at any time after the Date of Issuance fix a record date for the subdivision, split-up or stock dividend of shares of its Common Stock, then, concurrently with the effectiveness of such subdivision, split-up or dividend, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.

     5. Prior Notice as to Certain Events. In case at any time:

         (a) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

         (b) there shall be any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or a sale or disposition of all or substantially all its assets; or

         (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each of said cases, the Company shall give prior written notice, by first class mail, postage prepaid, addressed to the Registered Holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of the Common Stock of record shall participate in said stock dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     6. Reservation of Common Stock. The Company will at all times after the Date of Issuance reserve and keep available for issuance upon the exercise of Warrants such number of authorized and unissued shares of Common Stock as will be sufficient to permit the conversion of the Warrant Stock, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable, and free from all liens and charges with respect to the issuance thereof.

     7. No Voting Rights; Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration in this Warrant of the rights or privileges of the Registered Holder, will give rise to any liability of such Registered Holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

     8. Restrictions on Transfer.

         (a) Subject to the transfer conditions referred to in paragraph (b) below, this Warrant and the rights hereunder are transferable, in whole or in part, by the Registered Holder to any Person without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company. Each such transferee shall become a "Registered Holder" for purposes of this Warrant.

         (b) Each Registered Holder of this Warrant acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Stock under the Act (or any similar statute then in effect), or (ii) an opinion of counsel for the Company to the effect that such registration is not, under the circumstances, required.

     9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender.

     10. Miscellaneous.

         10.1 Amendment and Waiver. The terms and provisions of this Warrant may be amended, modified or waived only with the written consent of the Company and the Registered Holder.

         10.2 Notices. Any notices required to be sent to a Registered Holder will be delivered to the address of such Registered Holder shown on the books of the Company. All notices referred to herein will be delivered in person or sent by first class mail, postage prepaid, and will be deemed to have been given when so delivered or sent.

         10.3 Descriptive Headings. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         10.4 Governing Law. The construction, validity and interpretation of this Warrant will be governed by the laws of the State of Nevada.

         10.5 Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                          [Signature Page(s) to Follow]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

                                        PROVECTUS PHARMACEUTICALS, INC.

                                        By:/s/ Timothy C. Scott
                                        -----------------------
                                        Name: Timothy C. Scott
                                        Title: President

                                    Exhibit I

                               EXERCISE AGREEMENT
                               ------------------

To:      Provectus Pharmaceuticals, Inc.

Gentlemen:

The undersigned hereby elects to exercise its right under the attached Warrant by purchasing 226,459 shares of the Common Stock of Provectus Pharmaceuticals, Inc., and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of:

SFF Limited Partnership
-----------------------
(Name)

69 Macarthur Loop, Highland Park, IL 60035
------------------------------------------
(Address)

36-4328670
-----------------
(Taxpayer Number)

and delivered to:

Stuart Fuchs
------------
(Name)

69 Macarthur Loop, Highland Park, IL 60035
------------------------------------------
(Address)

The exercise price of $226.46 is enclosed.

Date:  November 26, 2002

Signed:  Stuart Fuchs
         ---------------------------------------------------
                  (Name of Holder, Please Print)
                  69 Macarthur Loop, Highland Park, IL 60035
                  ------------------------------------------
                  (Address)
                  /s/ Stuart Fuchs
                  ------------------------------------------
                  (Signature)

                                                                     Exhibit 4.5



                             STOCK PLEDGE AGREEMENT
                             ----------------------


     STOCK PLEDGE AGREEMENT, dated as of November 26, 2002, between PROVECTUS PHARMACEUTICALS, INC. (the "Pledgor"), and GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Pledgor is the record and beneficial owner of all of the issued and outstanding shares of stock of Xantech Pharmaceuticals, Inc. ("Xantech") and the other stock described in Schedule I hereto (the "Pledged Shares") issued by the corporations named therein; and

     WHEREAS, Pledgor has entered into a Senior Secured Convertible Note, dated as of even date herewith (as at any time amended, modified or supplemented, the "Note") with Lender pursuant to which Lender has agreed to make a loan to Pledgor (the "Loan"), the proceeds of which are to be used as set forth in the Note; and

     WHEREAS, in connection with the making of the Loan as evidenced by the Note and as security for all of the Obligations of Pledgor under the Note, the Lender is requiring that Pledgor shall have executed and delivered this Stock Pledge Agreement and granted the security interest contemplated hereby;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lender to make the Loan evidenced by the Note, it is agreed as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Note are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Stock Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "Act" shall have the meaning assigned to such term in Section 8(d) hereof.

     "Agreement" shall mean this Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     "Default" shall mean an Event of Default under the Note or any other Transaction Document.

     "Pledged  Collateral"  shall  have the  meaning  assigned  to such  term in
Section 2 hereof.

     "Pledged Shares" shall have the meaning assigned to such term in the first "Whereas" clause hereof.

     "Secured  Obligations"  shall  have the  meaning  assigned  to such term in
Section 3 hereof.

     "Stock" shall mean all shares, options, interests, participations or other equivalents (howsoever designated) of or in a corporation, whether voting or non-voting, including without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

     "Subsidiaries" means with respect to any Person, any corporation association or other entity of which securities or other ownership interest representing more than twenty percent (20%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by such Person or one or more Subsidiaries of such Person or by such person and one or more Subsidiaries of such Person.

     2. Pledge. Pledgor hereby pledges and grants to Lender a first priority security interest in all of the following (the "Pledged Collateral"), except as otherwise provided in Section 7(b):

         (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (b) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

         (c) all shares of any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a directly owned Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares) and the certificates representing such shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

     3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, whether for principal, premium, interest, fees, costs and expenses, and all obligations of Pledgor now or hereafter existing under this Agreement and under the Note (collectively, the "Secured Obligations").

     4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Subject to Section 7 hereof, Lender shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Shares. In addition, also subject to Section 7 hereof, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

     5. Representations and Warranties. Pledgor represents and warrants to Lender that:

         (a) Pledgor is, and at the time of delivery of the Pledged Shares to Lender pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral pledged by Pledgor free and clear of any lien thereon or affecting the title thereto except for the lien created by this Agreement.

         (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable.

         (c) Pledgor has the right and requisite corporate authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Lender as provided herein.

         (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

         (e) The authorized Stock of each of the issuers listed on Schedule I hereto consists of the number of shares of common and preferred stock, with the number of shares issued and outstanding, that are described in Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to any Stock of any of such issuers.

         (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

         (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations.

         (h) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms.

         (i) The Pledged Shares constitute one hundred percent (100%) of the issued and outstanding shares of Stock of the issuers thereof.

     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

     6. Covenants. Pledgor covenants and agrees that until the Obligations under the Note have been repaid in full or Lender has otherwise converted all of the outstanding Obligations thereunder in accordance with the terms set forth therein:

         (a) Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral pledged by Pledgor or any unpaid dividends or other distributions or payments with respect thereto or grant a lien in any therein except as otherwise permitted by the Note.

         (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Lender from time to time may request in order to ensure to Lender the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement.

         (c) Pledgor has and will defend the title to the Pledged Collateral and the liens of Lender thereon against the claim of any Person and will maintain and preserve such liens.

         (d)  Pledgor  will,  upon  obtaining  any  additional   shares  of  any
Subsidiaries or of any new indirectly owned Subsidiary, which shares are not already Pledged Collateral, promptly (and in any event within three (3) Business
Days) deliver to Lender a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement. Pledgor hereby authorizes Lender to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Pledged Collateral.

     7. Pledgors' Rights. As long as no Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with
Section 8(a) hereof:

         (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Note, and any other agreement except as otherwise provided in the Purchase Agreement of any of the other Transaction Documents (defined in the Purchase Agreement); provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Lender in respect of the Pledged Collateral or which would authorize or effect (i) the dissolution or liquidation, in whole or in part, of any of its Subsidiaries, (ii) the consolidation or merger of Xantech with any other Person,
(iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of its Subsidiaries, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of its Subsidiaries or the issuance of any additional shares of its Stock, or (v) the alteration of the voting rights with respect to the Stock of any of its Subsidiaries;

         (b) (i)) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends paid in respect of the Pledged Shares to the extent not in violation of the Note other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged
Collateral; provided, however, that until actually paid all rights to such dividends shall remain subject to the lien created by this Agreement; and (ii) all dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares of Pledgor, whenever paid or made, shall be delivered to Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

     8. Defaults and Remedies.

         (a) Upon the occurrence of a Default and during the continuation of a Default (provided that such Default is not waived by Lender) and following written notice to Pledgor, Lender (personally or through an agent) is hereby authorized and empowered, to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten
(10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Lender as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so; provided, however, Lender shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Lender's place of business, or at any public building in Chicago or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of such Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender.

         (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

         (c) In the event of any sales hereunder, Lender shall, after deducting all costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and instruments governing and evidencing the Secured Obligations, returning the surplus, if any, to Pledgor.

         (d) If, at any time when Lender shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Lender may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Lender may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Lender in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (iv) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (v) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (vi) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (vii) as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

         (e) Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (d), Lender may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder. Pledgor, however, recognizes that Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges any such private sale (conducted in a commercially reasonable manner for private sales) may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor or issuer of the Pledged Collateral would agree to do so.

         (f) Pledgor agrees that following the occurrence and during the continuance of a Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so.

Pledgor agrees that it will not interfere with any right, power and remedy of Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Lender of any one or more of such rights, powers, or remedies. No failure or delay on the part of Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

         (g) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

     9. Application of Proceeds. Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied by Lender as follows:

         (a) First, to the payment of the costs and expenses of such sale, including reasonable compensation to Lender and its agents and counsel, and all expenses, liabilities and advances made or incurred by Lender in connection therewith;

         (b) Next, to the payment of the Secured Obligations; and

         (c) Finally, after payment in full of all Secured Obligations, to the payment to Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     10. Waiver. No delay on Lender's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Lender with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Lender's rights as against Pledgor in any respect.

     11. Assignment. Lender may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Note, and the holder of such instrument shall be entitled to the benefits of this Agreement.

     12. Termination. Immediately following the payment of all Secured Obligations, Lender shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof, and any assignment required to be executed by Lender to effect such redelivery and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

     13. Lien Absolute. All rights of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Note, any Security Document or any other agreement or instrument governing or evidencing any Secured Obligations;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, any Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

         (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

         (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

     14. Release. Pledgor consents and agrees that Lender may at any time, or from time to time, in its discretion exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Lender in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Lender may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged
Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Note, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor. No act or omission of any kind on Lender's part shall in any event affect or impair this Agreement.

     15. Indemnification. Pledgor agrees to indemnify and hold Lender harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Lender, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein (collectively "Indemnified Claims").
Whether or not the transactions contemplated by this Agreement shall be consummated, Pledgor agrees to pay to Lender all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, including registration costs under the Act (or similar statute) and the reasonable fees of Lender's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by Lender of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of Pledgor under this Section 15 shall survive the termination of this Agreement. The foregoing notwithstanding, the indemnity provided for herein shall not apply to any Indemnified Claim of Lender if a court of competent jurisdiction determines that such Indemnified Claim is the result of the gross negligence or willful misconduct of Lender.

     16. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned, and in any such case, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     17. Miscellaneous.

         (a)) Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

         (b) Pledgor agrees to promptly reimburse Lender for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Lender in connection with the administration and enforcement of this Agreement.

         (c) Neither Lender nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

         (d) This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, Lender and its respective successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of Illinois without giving effect to principles of choice of law, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Lender and Pledgor.

     18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     19. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing, addressed as follows:

        If to Lender, at:         Gryffindor Capital Partners I, L.L.C.
                                  150 North Wacker Drive, Suite 800
                                  Chicago, Illinois 60606
                                  Attn:  Stuart Fuchs
                                  Facsimile No.: (312) 499-1935

                                  With a copy to:

                                  Piper Rudnick
                                  203 North LaSalle Street
                                  Chicago, Illinois 60601
                                  Attn: Deborah Gersh, Esq.
                                  Facsimile No. (312) 630-5371

        If to Pledgor, at:        Provectus Pharmaceuticals, Inc.
                                  7327 Oak Ridge Highway, Suite A
                                  Knoxville, TN  37931
                                  Attention: Timothy C. Scott, Ph.D., President
                                  Facsimile No. (865) 539-9654

                                  With a copy to:

                                  Baker, Donelson, Bearman & Caldwell
                                  2200 Riverview Tower
                                  900 South Gay Street
                                  Knoxville, TN  37902
                                  Attn:  David L. Morehous, Esq.
                                  Facsimile No. (865) 633-7120

     or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, in person, by delivery service or by overnight courier service, with receipt acknowledged, on the date of telecopy transmission or three (3) days after the same shall have been deposited in the United States mail, postage prepaid. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     20. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     21.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
counterparts,   which  shall,   collectively  and  separately,   constitute  one
agreement.

     22. Conflict of Terms. Except as otherwise explicitly provided in this Agreement, if any provision contained in this Agreement is in conflict with or inconsistent with any provision in the Note, the provision contained in the Note shall govern and control, to the extent of such conflict or inconsistency.

                          [Signature Page(s) to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.

                                         PLEDGOR:

                                         PROVECTUS PHARMACEUTICALS, INC.


                                         By: /s/ Timothy C. Scott
                                         Name: Timothy C. Scott
                                         Title: President


     Accepted and agreed to in Chicago, Illinois as of this 26th day of November, 2002

                                         GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


                                         By: /s/ Stuart Fuchs
                                         Name: /s/ Stuart Fuchs
                                         Title: Managing Principal

                                    Exhibit 4.6



                                    GUARANTY
                                    --------

         THIS GUARANTY (this "Guaranty"), dated as of November 26, 2002, is made by XANTECH PHARMACEUTICALS, INC., a Nevada corporation (the "Guarantor"), in favor of GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Lender"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in that certain Convertible Secured Promissory Note and Warrant Purchase Agreement (the "Purchase Agreement").

                              W I T N E S S E T H:


         WHEREAS, Photogen Technologies, Inc. ("Technologies") and its wholly-owned subsidiary Photogen, Inc. ("Photogen") have been involved in two lines of businesses since May of 1997, namely the Therapeutic Business (defined in the Purchase Agreement) and the Diagnostic Business (defined in the Purchase Agreement);

         WHEREAS, Eric Wachter, Craig Dees, Timothy D. Scott, Walter Fisher and John A. Smolik (the "Photogen Shareholders") are or were shareholders, directors and/or officers of Technologies and Photogen;

         WHEREAS, the Photogen Shareholders, Technologies and Photogen have entered into that certain Separation Agreement, dated as of July 29, 2002, pursuant to which the Photogen Shareholders obtained all of the capital stock of Photogen, which entity holds all of the rights, title and interests in and to the Assets (defined in the Purchase Agreement);

         WHEREAS, pursuant to the Separation Agreement, Technologies required that Photogen change its name to Valley Pharmaceuticals, Inc. ("Valley");

         WHEREAS, pursuant to (a) an Agreement and Plan of Reorganization dated as of November 15, 2002 among Provectus, Provectus Pharmaceuticals, Inc., a Tennessee corporation and the wholly owned subsidiary of Provectus (the "Subsidiary"), Valley and the Shareholders and (b) an Agreement and Plan of Merger dated as of November 15, 2002 among Provectus, the Subsidiary and Valley (collectively, the "Reorganization Agreement"), the following transactions took place: (i) the Subsidiary merged with and into Valley (the "Merger"), such that Valley became a wholly owned subsidiary of Provectus, (ii) Valley, as the surviving corporation in that merger, changed its name to Xantech Pharmaceuticals, Inc. ("Xantech"), and (iii) upon the Merger, by operation of law, Xantech, as a wholly owned subsidiary of Provectus, held all of the right, title and interest in and to the Assets;

         WHEREAS, based on such representation and the other representations made in the Purchase Agreement, Lender has agreed to provide a loan to Borrower as evidenced by a convertible secured promissory note in the original principal amount of $1,000,000 (the "Note"), which Note shall be secured by, among other things, the Assets, and, in connection therewith, Borrower has agreed to issue to Lender a warrant to purchase shares of Borrower's common stock (the "Warrant"), all in accordance with the terms and conditions set forth herein and in the Note and the Warrant respectively.

         WHEREAS, a significant and material basis for Lender entering into the Purchase Agreement is that the Assets will be under the control of, or otherwise owned by, Borrower;

         WHEREAS, pursuant to the terms of the Separation Agreement, the Assets must remain in a separate entity for a minimum of twelve (12) months in order for the entities under the Separation Agreement to receive certain tax-free treatment under Section 355 of the Internal Revenue Code;

         WHEREAS, absent such restriction in the Separation Agreement, the Assets would have been transferred to Borrower and included with the collateral of Borrower securing the Note;

         WHEREAS, as a condition to Lender making the loan under the Note and entering into the Purchase Agreement, Lender is requiring, among other things, that Guarantor guaranty the obligations of Borrower under the Note and pledge certain of its assets (including, without limitation, the Assets) to secure Borrower's obligations under the Note and Guarantor's obligations hereunder;

         WHEREAS, the Guarantor will benefit from the making of the loan evidenced by the Note and is willing to guaranty the Liabilities (as defined below) in order to satisfy the conditions described in the preceding paragraphs and to induce Lender to make the loan to Borrower; and

         WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of Borrower to Lender under or in connection with the Note, any Transaction Document and any other document or instrument executed in connection herewith or therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being herein collectively called the "Liabilities").

         The Guarantor agrees that if any Event of Default (as defined in the Note) shall occur, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, upon Lender's demand, the Guarantor will pay to Lender forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

         The obligations the Guarantor under this Guaranty are secured by, among other things, the following Transaction Documents:

             a) a Security Agreement, dated the date hereof between the Guarantor and Lender which encumbers certain collateral described therein;

             b) a Trademark Collateral Security Agreement, dated the date hereof between the Guarantor and Lender which encumbers certain collateral described therein;

             c) a Patent and License Security Agreement, dated the date hereof between the Guarantor and Lender which encumbers certain collateral described therein; and

             d) a Copyright Security Agreement, dated the date hereof between the Guarantor and Lender which encumbers certain collateral described therein.

         This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Guarantor or that at any time or from time to time no Liabilities are outstanding) until all obligations of Borrower and/or Guarantor have terminated and all Liabilities have been paid in full.

         The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Borrower or the Guarantor), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Lender had not been made.

         Lender may, from time to time, at its sole discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities, (b) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any Collateral (as defined in the Note), (d) exercise Lender's conversion rights in accordance with the terms of the Note, and (e) resort to the Guarantor for payment of any of the Liabilities when due, whether or not Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against the Guarantor or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         The Guarantor hereby expressly waives, to the fullest extent permitted by applicable law: (a) notice of the acceptance by Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

         All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Purchase Agreement.

         Notwithstanding any payment made by or for the account of the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated to any right of Lender until such time as the Lender shall have received final payment in cash of the full amount of all Liabilities.

         The Guarantor further agrees to pay all expenses (including reasonable attorney fees and expenses) paid or incurred by Lender in endeavoring to collect the Liabilities of such Guarantor, or any part thereof, and in enforcing this Guaranty against the Guarantor.

         The creation or existence from time to time of additional Liabilities to Lender is hereby authorized, without notice to the Guarantor and shall in no way affect or impair the rights of Lender or the obligations of the Guarantor under this Guaranty.

         Lender may from time to time without notice to the Guarantor, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Lender.

         No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered on behalf of Lender. No action of the Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of the Guarantor under this Guaranty. For purposes of this Guaranty, "Liabilities" shall include all obligations of Borrower to Lender arising under or in connection with the Purchase Agreement or any Transaction Documents, or any other document or instrument executed in connection therewith in each case notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder.

         The introductory paragraph and the recitals appearing at the beginning of this Guaranty shall be incorporated into and made a part of this Guaranty.

         This Guaranty shall be binding upon the Guarantor and its successors and assigns, and to the extent that Borrower or the Guarantor is either a partnership or a corporation, all references herein to Borrower and to the Guarantor, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to Lender a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE LENDER AT ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         THE GUARANTOR AND (BY ACCEPTING THE BENEFITS HEREOF), LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                          [Signature Page(s) to Follow]

         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                        XANTECH PHARMACEUTICALS, INC.


                                        By: /s/ Eric A. Wachter
                                        -----------------------
                                        Name: Eric A. Wachter
                                        Title: Vice President


                                        Address: 7327 Oak Ridge Highway, Suite A
                                                 -------------------------------
                                                 Knoxville, TN 37931
                                                 -------------------------------

                                                                     Exhibit 4.7


                               SECURITY AGREEMENT
                               ------------------

         This SECURITY AGREEMENT (this "Agreement"), made as of this 26th day of November, 2002, by and between GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Secured Party") and PROVECTUS PHARMACEUTICALS, INC. ("Debtor").

         1. In consideration of a loan made by Secured Party to Debtor ("Borrower") evidenced by a Senior Secured Convertible Note, dated as of even date herewith (the "Note"), issued to Secured Party in the original principal amount of One Million and 00/100 Dollars ($1,000,000), and as security therefor, and for the payment of any and all liabilities and obligations of Borrower to Secured Party, howsoever created, arising or evidenced, and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether direct or indirect, or absolute or contingent, and whether several, joint or joint and several, including, but not limited to, the liabilities and obligations of Borrower evidenced by the Note (all of which liabilities and obligations are hereinafter called the "Obligations"), Debtor does hereby pledge, assign, transfer and deliver to Secured Party and does hereby grant to Secured Party a continuing and unconditional security interest in and to the property of the Debtor, whether now existing or hereafter acquired, and wherever now or hereafter located, and the products and proceeds therefrom, described as follows:

             (i) All Accounts, and all Goods, repossessed from or returned by an Account Debtor, whose sale, lease, or other disposition by Debtor have given rise to Accounts;

             (ii) All Inventory; All Goods, other than Inventory;

             (iii) All Equipment, Vehicles, furniture and Fixtures;

             (iv) All Deposit Accounts, Letter of Credit Rights, Chattel Paper, Instruments, Documents, General Intangibles and Investment Property;

             (v) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs and other computer materials and records) of Debtor pertaining to any of the foregoing; and

             (vi) All insurance policies and proceeds insuring the foregoing property or any part thereof, including unearned premiums.

All the aforesaid property and the products and proceeds therefrom are herein individually and collectively called the "Collateral." The term "Account Debtor" and the terms used herein to identify the Collateral shall have the respective meanings assigned to such terms in the Uniform Commercial Code of the State of Illinois as in effect from time to time.

         2. Debtor authorizes Secured Party, at any time and from time to time, to file such financing statements and other documents and instruments and agrees to perform such acts as Secured Party may deem necessary or desirable in order to establish and maintain valid, attached and perfected security interests in the Collateral in favor of Secured Party, free and clear of all liens, claims and rights of third parties whatsoever. Debtor hereby irrevocably appoints any officer of Secured Party (designated by Secured Party for such purpose) its attorney-in-fact, in Debtor's name, place and stead, to execute such financing statements and other documents and to do such other acts as Secured Party may require to perfect and preserve Secured Party's security interest in, and to enforce such interests in the Collateral, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. If any of the Collateral includes any vehicle having a certificate of title, Debtor shall deliver to Secured Party the original certificate of title for each such vehicle, together with such applications and other documents which Secured Party may request in order to have Secured Party's security interest noted on the certificate of title for such vehicle and to otherwise perfect Secured Party's security interest therein. If any of the Collateral consists of promissory notes, securities, instruments, chattel paper, warehouse receipts, documents of title or any similar item, Debtor will deliver the original thereof to Secured Party, together with appropriate endorsements or other specific evidence of assignment thereof to Secured Party, all in form and substance acceptable to Secured Party.

         3. Debtor shall keep the Collateral in good order and repair, and shall have sole responsibility for taking such steps as may be necessary, from time to time, to preserve all rights of Debtor and Secured Party in the Collateral against third parties. Debtor shall permit Secured Party to examine and inspect the Collateral at any reasonable time or times.

         4. Debtor covenants with and warrants to Secured Party that: (a) Debtor is the sole owner of the Collateral free from any lien, security interest or encumbrance of any kind, (b) Debtor will not sell, lease or grant any further security interest in the Collateral or any part thereof, and will not part with possession of the same, except in the usual and ordinary course of Debtor's business; (c) Debtor will not use or permit the Collateral to be used in violation of any law or ordinance; (d) Debtor is a Nevada corporation, and Debtor will not remove or permit the Collateral to be removed from Debtor's address(es) on the signature page to this Agreement without the prior written consent of Secured Party, except in the usual and ordinary course of Debtor's business; and (e) Debtor will procure and maintain insurance on the Collateral for the full duration of this Agreement against reasonable risks of loss, damage and destruction (such insurance shall be reasonable to the satisfaction of the Secured Party in relation to the amount and term of the Obligations and the type and value of the Collateral), and shall deliver to Secured Party within ten (10) days from the date hereof, a fully paid policy or certificate of insurance containing a Secured Party's Loss Payable clause in form and content acceptable to, and in favor of, Secured Party. In the event Debtor, at any time or times hereafter, shall fail to obtain or maintain any of the policies of insurance required above, or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any obligation or default by Debtor hereunder, may at any time or times thereafter, (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto, which Secured Party deems advisable. All sums so disbursed by Secured Party, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be additional Obligations secured hereunder and shall be payable on demand by Debtor to Secured Party. Debtor covenants, warrants and represents to Secured Party that all representations and warranties of Debtor contained in this Agreement (whether appearing in this Paragraph 4 or elsewhere) shall be true at the time of Debtor's execution of this Agreement, shall survive the execution, delivery and acceptance thereof by the parties hereto and the closing of the transactions described herein or related hereto and shall be true during the duration thereof.

         5. Secured Party may, but is not required to, take such action, from time to time, as it deems appropriate to maintain or protect the Collateral, and in particular may at any time following the occurrence of an Event of Default:
(a) transfer the whole or any part of the Collateral into the name of itself or its nominee; (b) collect any amounts due on the Collateral directly from persons obligated thereof; (c) vote the Collateral; (d) take control of any proceeds and products of the Collateral; (e) sue or make any compromise or settlement with respect to any of the Collateral; or (f) make an election with respect to the Collateral under ss.1111 of the U.S. Bankruptcy Code, or take any action under
Section 364 or any other section of the U.S. Bankruptcy Code now existing or hereafter amended; provided, however, that any such action of Secured Party set forth in this Paragraph 5 shall not, in any manner whatsoever, impair or affect any liability hereunder, nor prejudice or waive nor be construed to impair, affect, prejudice or waive Secured Party's rights and remedies at law, in equity or by statute, nor release or discharge, nor be construed to release or discharge, Debtor or any guarantor or other person, firm or corporation liable to Secured Party for the Obligations, whether now existing or hereafter created or arising, howsoever evidenced.

         6. None of the following shall affect the Obligations of Debtor to Secured Party under this Agreement or Secured Party's rights with respect to the
Collateral:

             (i) Acceptance or retention by Secured Party of other property or interests in property as security for the Obligations;

             (ii) Release of all or any part of the Collateral;

             (iii) Release, extension, renewal, modification or compromise of the liability of any guarantor of the Obligations; or

             (iv) Failure by Secured Party to resort to other security or pursue Debtor or any other obligor liable for any of the Obligations before resorting to the Collateral.

         7. The occurrence of an "Event of Default" under the Note shall constitute an Event of Default under this Agreement. Upon the occurrence of an Event of Default: (a) all Obligations may, at the option of Secured Party, and without demand, notice or legal process or any kind, be declared, and immediately shall become due and payable, and Secured Party may exercise, from time to time, any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other agreements with Secured Party, including the Security Documents; (b) Secured Party shall have the right to notify the Account Debtors under Debtor's Accounts of the security interest of Secured Party, and/or of the assignment to Secured

Party of, the Accounts upon which respective Account Debtors are liable to Debtor, and to notify such Account Debtors to make payment of such Account or Accounts directly to Secured Party; (c) Secured Party shall have the right to take control of the cash and other proceeds of any of Debtor's Accounts; (d) Secured Party may, at any time, enforce collection of any of the Accounts by suit or otherwise, and surrender or release all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced by such Account; (e) Debtor hereby irrevocably appoints any officer of Secured Party (designated by Secured Party for such purpose) its attorney-in-fact, in Debtor's name, place and stead, and hereby authorizes said attorney-in-fact to execute change of address forms with the Postmaster of the U.S. Post Office serving the address(es) of Debtor, to change the address of Debtor to that of Secured Party, to open all envelopes addressed to Debtor and apply any payments therein contained to the Obligations, all of which the Secured Party may do at its option; (f) without notice, demand or legal process of any kind, Secured Party may take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any of Debtor's premises where any of the Collateral may be or be supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Secured Party shall have the right to store the same in any of Debtor's premises without cost to Secured Party; (g) at Secured Party's request, Debtor will, at Debtor's expense, assemble the Collateral and make it available to Secured Party at a place or places to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor; and (h) without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Debtor or any other person, Secured Party may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sales, at any exchange or brokers board or at any of Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.

         Secured Party shall have the right upon any public sale or sales, and, to the extent permitted by law, upon any private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtor hereby releases.

         Any notification of intended disposition of all or any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) calendar days before such disposition.

         Debtor agrees that in the event Debtor fails to perform, observe or discharge any of its Obligations or liabilities under this Agreement or other agreements with Secured Party, no remedy of law will provide adequate relief to Secured Party, and further agrees that Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Debtor, irrevocably, hereby makes, constitutes and appoints Secured Party (and all persons designed by Secured Party for that purpose) as Debtor's true and lawful attorney (and agent-in-fact) to endorse Debtor's name to checks, drafts, instruments and other items of payment, and/or proceeds of the Collateral upon the occurrence and during the continuance of an Event of Default.

         Debtor agrees to pay all expenses of collection, and all legal expenses and attorneys' fees of every kind, paid or incurred by Secured Party in enforcing its rights and remedies hereunder, or under any other agreement with the Secured Party, or in connection with the Collateral, or in defending against any claim, cause of action, defense, counterclaim, setoff or cross-claim based on any act of commission or omission by Secured Party with respect to the Obligations or Collateral, or both, promptly on demand of Secured Party.

         The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied as follows: first, to the reasonable costs, expenses and attorneys' fees incurred by Secured Party for collection, acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to any accrued and unpaid interest; third, to unpaid principal; fourth, to any Obligations remaining unpaid; and fifth, upon payment in full of the Obligations, to Debtor or as a court of competent jurisdiction may direct. Debtor shall remain liable for any deficiency after such application.

         8. Debtor waives the benefit of any law that would otherwise restrict or limit Secured Party in the exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any indebtedness owing from Secured Party to Debtor and to set-off such amounts against the Obligations. Debtor does hereby pledge, assign and transfer to Secured Party any and all cash, investment property, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, interest or dividends thereon, other cash equivalents and all other assets of whatever description of Debtor in the possession or control of Secured Party for any purpose and to appropriate and apply the same on any or all of the Obligations which are not paid when due.

         9. DEBTOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH DEBTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY SECURED PARTY IN ENFORCING THIS AGREEMENT OR THE COLLATERAL AND RATIFIES AND CONFIRMS WHATEVER SECURED PARTY MAY DO PURSUANT TO THE TERMS HEREOF AND WITH RESPECT TO THE COLLATERAL AND AGREES THAT SECURED PARTY SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW.

         10. Except as otherwise provided herein, Debtor waives all notices and demands in connection with the enforcement of Secured Party's rights hereunder, and hereby consents to, and waives notice of the release with or without consideration of any Debtor hereunder or of any Collateral. Any failure of Secured Party to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or any other right at any other time.

         11. Secured Party may at any time assign the Obligations, or any part thereof, and transfer Secured Party's rights in any or all of the Collateral, and Secured Party thereafter shall be relieved from all liability with respect to such Collateral. Debtor may not sell or assign this Agreement, or any other agreement with Secured Party or any portion thereof, either voluntarily or by operation of law.

         12. This Agreement has been made and delivered at the main office of Secured Party and shall be governed and construed in accordance with the laws of the State of Illinois. This Agreement shall constitute a continuing agreement, applying to any and all future, as well as existing, transactions, agreements and guaranties between Debtor and Secured Party, and shall be binding upon Debtor and its respective heirs, legal representatives, successors and assigns. If this Agreement is not dated or contains any blanks when executed by Debtor, Secured Party is hereby authorized, without notice to Debtor, to date this Agreement as of the date when it was executed by Debtor, and to complete any such blanks according to the terms upon which this Agreement is executed by Debtor and is accepted by Secured Party. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement.

         13. To the extent that Debtor is either a corporation, partnership or a limited liability company, all references herein to Debtor shall be deemed to include any successor or successors, whether immediate or remote, to such corporation, partnership or limited liability company. In the case of a joint venture or partnership, the term "Debtor" shall be deemed to include all joint venturers or partners thereof who shall be jointly and severally liable hereunder.

         14. Any notice or other communication to be given hereunder shall be given as provided in the Note.

         15. This Agreement and the other Transaction Documents (as defined in the Note) contain the entire agreement between Debtor and Secured Party and the final expression of their intentions, and supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by Secured Party or relied upon by Debtor in connection with the execution hereof.

         16. Neither this Agreement, nor any term hereof may be orally changed, discharged, terminated or waived, except only by an instrument in writing, signed by the party against which enforcement of the change, discharge, termination or waiver is sought.

         17. If Debtor is a corporation, Debtor represents and warrants to Secured Party that the execution and delivery of this Agreement has been duly authorized by resolutions heretofore adopted by its Board of Directors and Shareholders in accordance with law and its bylaws, that said resolutions have not been amended nor rescinded, are in full force and effect, that the officers executing and delivering this Agreement for and on behalf of Debtor, are duly authorized so to act. Secured Party, in executing this Agreement, is expressly relying upon the aforesaid representations and warranties.

         18. To induce Secured Party to extend to Debtor the loan evidenced by the Note, Debtor irrevocably agrees that, subject to Secured Party's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THE NOTE OR THIS AGREEMENT WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON DEBTOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO DEBTOR AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

         19. DEBTOR AND SECURED PARTY EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE NOTE OR THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE NOTE OR THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. DEBTOR AGREES THAT DEBTOR WILL NOT ASSERT ANY CLAIM AGAINST SECURED PARTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

         20. Time is of the essence in making payments of all amounts due Secured Party under this Agreement and in the performance and observance by Debtor of each covenant, agreement, provision and/or term of this Agreement.

         21. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Debtor" shall be so construed.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date above set forth.


                                        PROVECTUS PHARMACEUTICALS, INC.


                                        By:/s/H. Craig Dees
                                        ---------------------------
                                        Name:H. Craig Dees
                                        Its: Chief Executive Officer


                                        GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


                                        By:/s/Stuart Fuchs
                                        ---------------------------
                                        Name: Stuart Fuchs
                                        Its: Managing Principal

                                                                     Exhibit 4.8



                      PATENT AND LICENSE SECURITY AGREEMENT
                      -------------------------------------


     PATENT AND LICENSE SECURITY AGREEMENT (the "Agreement"), dated as of November 26, 2002, between PROVECTUS PHARMACEUTICALS, INC. (the "Grantor"), and GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Lender has made a loan to Grantor (the "Borrower") evidenced by Borrower's Senior Secured Convertible Note, dated as of even date herewith (as amended, modified or supplemented from time to time, the "Note"), in favor of Lender;

     WHEREAS, in connection with the financing and as security for all of the obligations and liabilities of Borrower (the "Obligations") under the Note or any other document executed in connection therewith (collectively, the "Transaction Documents"), Lender is requiring that Grantor shall have executed and delivered this Patent and License Security Agreement and granted the security interest contemplated hereby;

     NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

     1. Defined Terms.

     (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Note shall have the meanings specified in the Note.

     (b) The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and schedule references are to this Agreement unless otherwise specified.

     (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa unless otherwise specified.

     2. Security Interest in Patents. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Grantor hereby grants to Lender a security interest in, having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and filed and hereafter acquired or arising and filed:

     (a) patents and patent applications, and the inventions and improvements described and claimed therein, including, without limitation, those patents and patent applications listed on Schedule A attached hereto and made a part hereof, and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (ii) all accounts receivable, income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in the foregoing clauses (i)-(iv), being sometimes hereinafter individually and/or collectively referred to as the "Patents"); and

     (b) license agreements with any other party now or hereafter entered into in connection with any Patents or such other party's patents or patent applications, whether Grantor is a licensor or licensee under any such license agreement, including, but not limited to, the license agreements listed on Schedule B attached hereto and made a part hereof, and the right upon the occurrence and during the continuance of an Event of Default to use the foregoing in connection with the enforcement of the rights of Lender under the Note or any other Transaction Document executed in connection therewith (all of the foregoing being hereinafter referred to collectively as the "Licenses"). Notwithstanding the foregoing provisions of this Section 2, the Licenses shall not include any license agreement under which Grantor is licensee which by its terms prohibits the grant of the security interest contemplated by this Agreement.

     3. Restrictions on Future Agreements. Grantor will not, without Lender's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use reasonable efforts not to permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would in any material respect affect the validity or enforcement of the rights transferred to Lender under this Agreement or the rights associated with those Patents and Licenses which are necessary or desirable in the operation of Grantor's business.

     4. New Patents and Licenses. Grantor represents and warrants that the Patents and Licenses listed on Schedule A and Schedule B, respectively, include all of the patents, patent applications and license agreements in connection with patents or patent applications now owned or held by Grantor. If, prior to the termination of this Agreement, Grantor shall (i) create or obtain rights to any new patentable inventions or license agreements in connection with patents or patent applications, or (ii) become entitled to the benefit of any patent, patent application or patent for any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement on any Patent, the provisions of Section 2 above shall automatically apply thereto and Grantor shall give to Lender prompt written notice thereof. Grantor hereby authorizes Lender to modify this Agreement by (a) amending Schedules A or B, as the case may be, to include any future patents, patent applications and license agreements in connection with patents and patent applications that are Patents or Licenses under Section 2 above, or under this Section 4 (whether or not any such notice from Grantor has been sent or received), and (b) filing, in addition to and not in substitution for, this Agreement, a supplement or addendum to this Agreement containing on Schedules A or B thereto, as the case may be, such patents, patent applications and license agreements which are Patents or Licenses, as the case may be, under Section 2 above or this Section 4.

     5. Royalties. Grantor hereby agrees that the use by Lender of the Patents and Licenses as authorized hereunder shall be co-extensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from Lender to Grantor or anyone.

     6. Nature and Continuation of Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Patents and the Licenses and shall remain in full force and effect until the Obligations have been paid in full and the Note terminated.

     7. Right to Inspect; Further Assignments and Security Interests. Lender shall have the right, during normal business hours and upon reasonable prior notice (or at any time without notice if an Event of Default exists) to inspect Grantor's premises and to examine Grantor's books, records and operations relating to the Patents; provided, that in conducting such inspections and examinations, Lender shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. Except as otherwise provided hereunder, Grantor agrees not to sell or assign its respective interests in, or grant any license under, the Patents without the prior written consent of Lender.

     8. Duties of Grantor. Grantor shall have the duty to the extent desirable in the normal conduct of Grantor's business, (i) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or thereafter until the termination of this Agreement; (ii) to make application on such unpatented but patentable inventions as Grantor deems appropriate; and
(iii) to preserve and maintain all of Grantor's rights in the patent applications and patents that are part of the Patents and Licenses. Any expenses incurred in connection with the foregoing shall be borne by Grantor. Grantor shall not abandon any right to file a patent application or any pending patent application or patent which is or shall be necessary or economically desirable in the operation of Grantor's business. Lender shall not have any duty with respect to the Patents and Licenses. Without limiting the generality of the foregoing, Lender shall not be under any obligation to take any steps necessary to preserve rights in the Patents or Licenses against any other parties, but may do so at its option during the continuance of an Event of Default, and all expenses incurred in connection therewith shall be or the sole account of Grantor and added to the Obligations secured thereby.

     9. Lender's Right to Sue. From and after the occurrence and during the continuance of an Event of Default, Lender shall have the right, but shall not be obligated, to bring suit or take any other action to enforce the Patents and the Licenses, and, if Lender shall commence any such suit or take any such action, Grantor shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement. Grantor shall, upon demand, promptly reimburse and indemnify Lender for all costs and expenses incurred by Lender in the exercise of its rights under this Section 9 (including, without limitation, all reasonable attorneys' fees and expenses). If, for any reason whatsoever, Lender is not reimbursed with respect to the costs and expenses referred to in the preceding sentence, such costs and expenses shall be added to the Obligations secured hereby.

     10. Waivers. No course of dealing between Grantor and Lender, and no failure to exercise or delay in exercising on the part of Lender any right, power or privilege hereunder or under the Note or any other Transaction Document executed in connection therewith shall operate as a waiver of any of Lender's rights, powers or privileges. No single or partial exercise of any right, power or privilege hereunder or under the Note or any other Transaction Document executed in connection therewith shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     11. Exercise of Rights and Remedies Upon Default. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of an Event of Default, Lender may exercise any of the rights and remedies provided in this Agreement, the Note or any other Transaction Document executed in connection therewith. Without limiting the generality of the foregoing, Grantor acknowledges and agrees that
(i) the Patents and Licenses comprise a portion of the Collateral and Lender shall have the right to exercise its rights under the Note or any other Transaction Document executed in connection therewith with respect to the Patents and Licenses to the same extent as with respect to all other items of Collateral described therein, and (ii) from and after the occurrence of an Event of Default, Lender or its nominee may use the Patents and Licenses in connection with the conduct of Grantor's business.

     12. Severability. The provisions of this Agreement are severable, and if any clause provisions shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     13. Modification. This Agreement cannot be altered, amended or modified in any way, expect as specifically provided in Section 2 and Section 4 hereof or by a writing signed by the parties hereto.

     14. Cumulative Remedies; Power of Attorney. All of Lender's rights and remedies with respect to the Patents and the Licenses, whether established hereby, by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise to carry out the acts described below. Subject to the terms of the Note and any other Transaction Document executed in connection therewith, Grantor hereby authorizes Lender to, in its sole discretion, upon the continuance of an Event of Default, (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Lender in the use or transfer of the Patents and the Licenses,
(ii) take any other actions with respect to the Patents and the Licenses as Lender deems is in its best interest, (iii) grant or issue any exclusive or non-exclusive license with respect to the Patents to anyone and (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents and the Licenses to anyone. Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement shall have been terminated pursuant to Section 6. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Lender under the Note or any other Transaction Document executed in connection therewith, but rather is intended to facilitate the exercise of such rights and remedies. Lender shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located or deemed located.

     15. Binding Effect; Benefits. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of Lender and its nominees, successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; provided, however, that Grantor shall not voluntarily assign its obligations hereunder without the prior written consent of Lender.

     16. Governing Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Illinois, except for its choice of law provisions.

     17. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Note.

     18. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     19. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


                                     PROVECTUS PHARMACEUTICALS, INC.

                                    By:
                                     Name: ____________________________________
                                     Title: ___________________________________


     Accepted and agreed to in Chicago, Illinois as of this 26th day of November, 2002

                                     GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


                                     By:
                                     Name: ____________________________________
                                     Title: ___________________________________

STATE OF ________          )
                           ) SS.
COUNTY OF                  )

     I,_____________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that , personally known to me to be the of Provectus Pharmaceuticals, Inc. and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such, he signed and delivered said instrument pursuant to the proper authority given, as his free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this _______ day of _________, 2002.

                                                    ----------------------------
                                                    Notary Public
                                                    [Seal]

My Commission expires:

------------------------------------

                                                                     Exhibit 4.9



                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

         TRADEMARK   COLLATERAL   ASSIGNMENT   AND   SECURITY   AGREEMENT   (the
"Agreement"), dated as of November 26, 2002, between PROVECTUS PHARMACEUTICALS, INC. (the "Grantor"), and GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -
         WHEREAS, Lender has made a loan to Grantor (the "Borrower") evidenced by Borrower's Senior Secured Convertible Note, dated as of even date herewith (as amended, modified or supplemented from time to time, the "Note"), in favor of Lender;

         WHEREAS, in connection with the financing and as security for all of the obligations and liabilities of Borrower (the "Obligations") under the Note or any other document executed in connection therewith (collectively, the "Transaction Documents"), Lender is requiring that Grantor shall have executed and delivered this Trademark Collateral Assignment and Security Agreement and granted the security interest contemplated hereby;

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

         1. Defined Terms.

         (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Note shall have the meanings specified in the Note.

         (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and schedule references are to this Agreement unless otherwise specified.

         (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

         2. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all of the Obligations, Grantor hereby grants to Lender, a security interest in, having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and filed and hereafter acquired or arising and filed:

         (a) trademarks, registered trademarks and trademark applications, trade names, trade styles, service marks, registered service marks and service mark applications including, without limitation, the registered trademarks, trademark applications, registered service marks and service mark applications listed on

Schedule A attached hereto and made a part hereof, and (i) all renewals thereof,
(ii) all accounts receivable, income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof,
(iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of Grantor's rights corresponding thereto throughout the world (all of the foregoing registered trademarks, trademark applications, trade names, trade styles, registered service marks and service mark applications, together with the items described in clauses (i)-(iv) in this paragraph 2(a), being sometimes hereinafter individually and/or collectively referred to as the "Trademarks");

         (b) the goodwill of Grantor's business connected with and symbolized by the Trademarks; and

         (c) license agreements with any other party now or hereafter entered into in connection with any Trademarks or such other party's trademarks, registered trademarks and trademark applications, trade names, trade styles, service marks, registered service marks and service mark applications, whether Grantor is a licensor or licensee under any such license agreement, including, but not limited to, the license agreements listed on Schedule B attached hereto and made a part hereof, and the right upon the occurrence and during the continuance of an Event of Default to use the foregoing in connection with the enforcement of the rights of the Bank under the Note, the Transaction Documents or any other agreements executed in connection therewith (all of the foregoing being hereinafter referred to collectively as the "Licenses"). Notwithstanding the foregoing provisions of this Section 2, the Licenses shall not include any license agreement which by its terms prohibits the grant of the security interest contemplated by this Agreement.


         3. Restrictions on Future Agreements. Grantor will not, without Lender's prior written consent, which consent shall not be unreasonably withheld, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use reasonable efforts not to permit any action to be taken by others subject to its control, including licensees (to the extent such licensees are subject to its control), or fail to take any action, which would in any material respect affect the validity or enforcement of the rights transferred to Lender under this Agreement or the rights associated with those Trademarks and Licenses which are necessary or desirable in the operation of Grantor's business.

         4. New Trademarks and Licenses. Grantor represents and warrants that the Trademarks and Licenses listed on Schedule A and Schedule B, respectively, include all of the trademarks, trademark registrations, trademark applications, trade names, trade styles, service marks, service mark registrations, service mark applications and license agreements in connection with trademarks, registered trademarks, trademark applications, trade names, trade styles, service marks, registered service marks and service mark applications now owned or held by Grantor. Grantor further warrants and represents that: (a) Grantor has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement; (b) the execution, delivery and/or performance by Grantor of this Agreement shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in Grantor's Articles of Incorporation, by-laws or similar document, or contained in any agreement, instrument or document to which Borrower is now or hereafter a party or by which it is or may be bound; and (c) Grantor has and at all times hereafter shall have good, indefeasible and merchantable title to and ownership of the Trademarks and
Licenses, free and clear of all liens, claims, security interests and encumbrances except those of Lender; If, prior to the termination of this Agreement, Grantor shall (i) create or obtain rights to any new trademarks, trademark registrations, trademark applications, trade names, trade styles, service marks, service mark registrations, service mark applications or license agreements in connection with trademarks, registered trademarks, trademark applications, trade names, trade styles, service marks, registered service marks or service mark applications or (ii) become entitled to the benefit of any trademark, trademark registration, trademark application, trade name, trade styles, service mark, service mark registration or service mark application, the provisions of Section 2 above shall automatically apply thereto and Grantor shall give to Lender prompt written notice thereof. Grantor hereby authorizes Lender to modify this Agreement by (a) amending Schedules A or B, as the case may be, to include any future trademarks, trademark registrations, trademark applications, trade names, trade styles, service marks, service mark registrations, service mark applications, and license agreements in connection with trademarks, registered trademarks, trademark applications, trade styles, service marks, service mark registrations, service mark applications and trade names that are Trademarks or Licenses under Section 2 above, or under this
Section 4 (whether or not any such notice from Grantor has been sent or received), and (b) filing, in addition to and not in substitution for, this Agreement, a supplement or addendum to this Agreement containing on Schedules A or B thereto, as the case may be, such trademarks, trademark applications, trade names, trade styles, service marks, service mark applications and license agreements in connection with trademarks, registered trademarks, trademark applications, trade styles, service marks, registered service marks, service mark applications and trade names which are Trademarks or Licenses under Section 2 above or this Section 4 and to take any action Lender otherwise deems appropriate to perfect or maintain the rights and interests of Lender under this Agreement with respect to such Trademarks and Licenses.

         5. Royalties. Grantor hereby agrees that the use by Lender of the Trademarks and Licenses as authorized hereunder shall be co-extensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from Lender to Grantor or anyone.

         6. Nature and Continuation of Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall remain in full force and effect until the Obligations have been paid in full and the Note terminated. To the extent that the collateral assignment of the security interest in any one or more of the trademark or service mark intent to use applications would invalidate a specific trademark or service mark application or registration, then the collateral assignment of the security interest of such specific application shall be deemed without force or effect as if it had never been made.

         7. Right to Inspect; Further Assignments and Security Interests. Lender shall have the right, during normal business hours and upon reasonable prior notice (or at any time without notice if an Event of Default exists), to inspect Grantor's premises and to examine Grantor's books, records, and operations relating to the Trademarks, including, without limitation, Grantor's quality control processes; provided, that in conducting such inspections and examinations, Lender shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. From and after the occurrence of an Event of Default, and subject to the terms of the Note, the Transaction Documents and any other agreements executed in connection therewith, Grantor agrees that Lender, or a conservator appointed by Lender, shall have the right to take any action to renew or to apply for registration of any Trademarks as Lender or said conservator, in its sole judgment, may deem necessary or desirable in connection with the enforcement of Lender's rights hereunder. Grantor agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks without the prior written consent, which consent shall not be unreasonably withheld, of Lender and (ii) to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with the quality of said products as of the date hereof.

         8. Duties of Grantor. Grantor shall have the duty, to the extent necessary or desirable in the normal conduct of Grantor's business, (i) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or thereafter until the termination of this Agreement, (ii) to make application for trademarks and service marks as Grantor deems appropriate, and (iii) to preserve and maintain all of Grantor's rights in the trademark applications, service mark applications and trademark and service mark registrations that are part of the Trademarks and Licenses. Any expenses incurred in connection with the foregoing shall be borne by Grantor. Grantor shall not abandon any trademark or service mark which is the subject of a registered trademark, service mark or application therefor and which is or shall be necessary or economically desirable in the operation of the Grantor's business. Grantor agrees to retain an experienced trademark attorney reasonably acceptable to Lender for the filing and prosecution of all such applications and other proceedings. Lender shall not have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, Lender shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks and Licenses against any other parties, but may do so at its option during the continuance of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and added to the Obligations secured hereby.

         9. Lender's Right to Sue. From and after the occurrence and during the continuance of an Event of Default, Lender shall have the right, but shall not be obligated, to bring suit or take any other action to enforce the Trademarks and the Licenses and, if Lender shall commence any such suit or take any such action, Grantor shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement. Grantor shall, upon demand, promptly reimburse and indemnify Lender for all reasonable costs and expenses incurred by Lender in the exercise of its rights under this Section 9 (including, without limitation, all reasonable attorneys' and paralegals' fees). If, for any reason whatsoever, Lender is not reimbursed with respect to the costs and expenses referred to in the preceding sentence, such costs and expenses shall be added to the Obligations secured hereby.

         10. Waivers. No course of dealing between Grantor and Lender, and no failure to exercise or delay in exercising on the part of Lender any right, power or privilege hereunder or under the Note, the other Transaction Documents or any other agreement executed in connection therewith shall operate as a waiver of any of Lender's rights, powers or privileges. No single or partial exercise of any right power or privilege hereunder or under the Note, the other Transaction Documents or any other agreement executed in connection therewith shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         11. Exercise of Rights and Remedies Upon Default. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuance of an Event of Default and after the expiration of any applicable cure periods, Lender may exercise any of the rights and remedies provided in this Agreement, the Note, the other Transaction Documents, or any other agreement executed in connection therewith. Without limiting the generality of the foregoing, Grantor acknowledges and agrees that
(i) the Trademarks and Licenses comprise a portion of the Collateral and Lender shall have the right to exercise its rights under the Note and the other Transaction Documents with respect to the Trademarks and Licenses to the same extent as with respect to all other items of Collateral described therein, and
(ii) from and after the occurrence and during the continuance of an Event of Default, Lender or its nominee may use the Trademarks and Licenses to complete the manufacture of, assemble, package, distribute, prepare for sale and sell any and all inventory, or otherwise use or transfer such Collateral in connection with the conduct of Grantor's business.

         12. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         13. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 2 and Section 4 hereof or by a writing signed by the parties hereto.

         14. Cumulative Remedies; Power of Attorney. All of Lender's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise to carry out the acts described below. Subject to the terms of the Note and the other Transaction Documents, Grantor hereby authorizes Lender to, in its sole discretion, upon the occurrence and during the continuance of an Event of Default, (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Lender in the use or transfer of the Trademarks and the Licenses, (ii) take any other actions with respect to the Trademarks and the Licenses as Lender deems is in its best interest, (iii) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, and (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement shall have been terminated pursuant to
Section 6. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Lender under the Note, any other Transaction Documents or any other agreement executed in connection therewith, but rather is intended to facilitate the exercise of such rights and remedies. Lender shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks may be located or deemed located.

         15. Binding Effect; Benefits. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of Lender and Lender's nominees, successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; provided, however that Grantor shall not voluntarily assign its obligations hereunder without the prior written consent of Lender.

         16. Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with, the laws of the State of Illinois, except for its choice of law provisions.

         17. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Security Agreement.

         18. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         19. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                         [Signature Page(s) to Follow]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                                    PROVECTUS PHARMACEUTICALS, INC.

                                    By:
                                    Name: _____________________________
                                    Title: ____________________________

         Accepted and agreed to in Chicago, Illinois as of this 26th day of November, 2002

                                     GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


                                     By:________________________________
                                     Name: _____________________________
                                     Title: ____________________________

STATE OF                            )
                                    )        SS.
COUNTY OF                           )

         I,________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ______________________________, personally known to me to be the __________________________________of Provectus Pharmaceuticals, Inc., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such, he signed and delivered said instrument pursuant to the proper authority given, as his free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

         GIVEN   under  my  hand  and   notarial   seal  this   _______  day  of
__________________, 2002.

                                               ---------------------------------
                                               Notary Public
                                               [Seal]

My Commission expires:

------------------------------------

                                                                    Exhibit 4.10



                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------

         COPYRIGHT SECURITY  AGREEMENT (the  "Agreement"),  dated as of November
26,  2002,  between  PROVECTUS   PHARMACEUTICALS,   INC.  (the  "Grantor"),  and
GRYFFINDOR CAPITAL PARTNERS I, L.L.C. ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Lender has made a loan to Grantor (the "Borrower") evidenced by Borrower's Senior Secured Convertible Note, dated as of even date herewith (as amended, modified or supplemented from time to time, the "Note"), in favor of Lender;

         WHEREAS, in connection with the financing and as security for all of the obligations and liabilities of Borrower (the "Obligations") under the Note or any other document executed in connection therewith (collectively, the "Transaction Documents"), Lender is requiring that Grantor shall have executed and delivered this Copyright Security Agreement and granted the security interest contemplated hereby;

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

         1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Note.

         2. Grant of Security Interest in Copyright Collateral. Grantor hereby grants to Lender a continuing first priority security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Copyright Collateral"):

             (a) all of its copyrights to which it is a party including those referred to on Schedule I hereto;

             (b) all reissues, continuations or extensions of the foregoing; and

             (c) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any copyright or any copyright licensed under any copyright license.

         3. Security Agreement. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Lender pursuant to the Security Documents. Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Documents, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN  WITNESS  WHEREOF,   Grantor  has  caused  this  Copyright  Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                          PROVECTUS PHARMACEUTICALS, INC.

                                          By:______________________________
                                          Name: ___________________________
                                          Title:___________________________



         Accepted and agreed to in Chicago, Illinois as of this 26th day of November, 2002

                                          GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


                                          By:______________________________
                                          Name: ___________________________
                                          Title:___________________________

STATE OF ________          )
                           ) SS.
COUNTY OF                  )

         I,___________ , a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that , personally known to me to be the of Provectus Pharmaceuticals, Inc. and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such, he signed and delivered said instrument pursuant to the proper authority given, as his free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this _______ day of _________, 2002.

                                                    ----------------------------
                                                    Notary Public
                                                    [Seal]

My Commission expires:

                                                                    Exhibit 4.11

================================================================================



                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of November 26, 2002


                                 by and between


                         PROVECTUS PHARMACEUTICALS, INC.

                                       and

                      GRYFFINDOR CAPITAL PARTNERS I, L.L.C.




================================================================================

                                TABLE OF CONTENTS


1.   Definitions...............................................................1

2.   Demand Registration.......................................................3

         (a) Request for Registration..........................................3
         (b) Effective Registration and Expenses...............................4
         (c) Underwritten Offering.............................................4
         (d) Exceptions........................................................4

3.   Piggyback Registration....................................................5

         (a) Right to Piggyback................................................5
         (b) Piggyback Expenses................................................5
         (c) Priority on Piggyback Registrations...............................5
         (d) Selection of Underwriters.........................................6

4.   Registration Procedures...................................................6

5.   Indemnification;Contribution.............................................10

         (a) Indemnification by the Company...................................10
         (b) Indemnification by Holders.......................................11
         (c) Conduct of Indemnification Proceedings...........................11
         (d) Contribution.....................................................12

6.   Rule 144 Reporting.......................................................13

7.   Restrictions on Transfer of Shares.......................................13

8.Miscellaneous...............................................................15

         (a) Amendments and Waivers...........................................15
         (b) Notices..........................................................15
         (c) Successors and Assigns...........................................15
         (d) Counterparts.....................................................15
         (e) Headings.........................................................16
         (f) Governing Law....................................................16
         (g) Specific Performance.............................................16
         (h) Severability.....................................................16
         (i) Entire Agreement.................................................16

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of November 26, 2002, by and between PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation (the "Company"), and GRYFFINDOR CAPITAL PARTNERS I, L.L.C., a Delaware limited liability company (including its successors, assigns and transferees, the "Holder(s)").

         WHEREAS, on the date hereof Holder and the Company have entered into that certain Convertible Secured Promissory Note and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which Holder has provided a $1,000,000 loan ("Loan") to the Company, which loan is convertible into shares of Common Stock of the Company upon the satisfaction of certain conditions precedent, and has entered into certain additional agreements with the Company and certain stockholders thereof, pursuant to which the Holder may become the holder of additional Common Shares of the Company in connection with the transactions contemplated by such agreements (the "Transactions"); and

         WHEREAS, as a condition to providing the Loan and consummating the Transactions, the parties have agreed to enter into this Agreement;

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:
1. Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Affiliate" shall have the meaning ascribed to it in the Exchange Act.

         "Common Shares" shall mean the shares of common stock, par value $.001 per share, of the Company.

         "Company"  shall  mean  Provectus   Pharmaceuticals,   Inc.,  a  Nevada
corporation, and its successors.

         "Company Notice" shall have the meaning set forth in Section 2(a).

         "Demand Registration" shall have the meaning given in Section 2(a).

         "Equity Interests" shall mean any rights in or securities, obligations or interests of the Company held by Holder as a result of the Transactions, including, but not limited to, the Loan and the Warrants, that are convertible or exchangeable for Common Shares.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Holder" shall mean Gryffindor Capital Partners I, L.L.C., a limited liability company, its successors, assigns and transferees.

         "Mandatory Registration" shall have the meaning given in Section 4(a).

         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization or other legal entity or a government or agency or political subdivision thereof.

         "Piggyback Notice" shall have the meaning given in Section 3(a).

         "Piggyback Registration" shall have the meaning given in Section 3(a).

         "Prospectus" shall mean the prospectus included in any Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto and all material incorporated by reference therein.

         "Registrable Securities" shall mean the Shares and any Shares or other securities issued or issuable with respect to the Shares upon any stock split, stock dividend, recapitalization or similar event, excluding Shares (i) sold or transferred pursuant to an effective registration statement, (ii) sold or otherwise transferred pursuant to Rule 144 under the Securities Act, (iii) sold or otherwise transferred pursuant to a transfer not requiring registration of the Shares under the Securities Act, (iv) held by Holder who at such time is not an Affiliate of the Company and that are eligible for sale pursuant to Rule 144(k) under the Securities Act, and (v) held by Holder who at such time is an Affiliate of the Company if all of such Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all applicable registration and filing fees imposed by the SEC and any securities exchange or market on which the Registrable Securities are required to be listed and/or quoted, as the case may be, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the National Association of Securities Dealers, Inc. ("NASD"),
(iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 4(k) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing Holder or any underwriter or agent acting on behalf of Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by Holder, all of which shall be borne by Holder in all cases.

         "Registration Notice" shall have the meaning given in Section 4(b).

         "Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant pursuant to the requirements of the Securities Act) covering all or a part of the Registrable Securities under the Securities Act for which the Company is eligible, including all amendments (including post-effective amendments), exhibits and materials incorporated by reference therein.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Shares" shall mean any and all Common Shares held by Holder or issued or issuable to Holder upon conversion of its Equity Interests.

         "Shelf Registration Statement" shall mean a Registration Statement on Form S-3 (or any successor form) filed pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule).

         "Warrants" shall mean those warrants to acquire additional Common Shares granted to Holder as part of the Transactions.

         2. Demand Registration.

            (a) Request for Registration.

                Immediately following the earlier of (i) the date on which the Company shall become eligible to use a Registration Statement on Form S-3 (or any successor form thereto) to register its securities and/or those of a selling stockholder, and (ii) July 1, 2003, Holder may make written requests for registration under the Securities Act (each, a "Demand Registration") of all or part of such Holder's Registrable Securities. Each written request shall specify the aggregate number of Registrable Securities to be registered and the intended method of disposition. The Company may elect, at its option, to file such Demand Registration as a shelf registration pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule). Thereafter, the Company may elect to include in such registration additional Common Shares to be issued by the Company, to the extent that the inclusion of such additional Common Shares does not adversely affect the completion of Holder's intended distribution of its Common Shares, in its reasonable discretion. The Company shall use its best efforts to become and remain eligible to use a Registration Statement on Form S-3 to register its securities and/or those of a selling stockholder.

            (b) Effective Registration and Expenses.

                A registration shall not constitute a Demand  Registration under
Section 2(a) hereof until it has become effective and has been kept effective for up to ninety days or, if earlier, until the Holder has completed the distribution related thereto. In any registration initiated as a Demand Registration, the Company shall pay the Registration Expenses incurred in connection therewith.

            (c) Underwritten Offering.

                The Holder must, unless otherwise agreed by the Company and the Holder, distribute the Registrable Securities covered by the Holder's request by means of an underwriting. If applicable, the Holder (and the Company pursuant to Section 4(a) hereof) shall enter into an agreement in customary form with an underwriter or underwriters selected for such underwriting by the Company; provided, however, that the underwriter(s) must be reasonably acceptable to Holder. If the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Common Shares, the Company will include in such registration, prior to inclusion of any securities which are not Registrable Securities or shares of other capital stock of the Company upon which registration rights have been granted by the Company ("Other Securities"), the number of Registrable Securities and Other Securities that in the opinion of such managing underwriters can be sold without adversely affecting the market for the Common Shares. In such event, the number of Registrable Securities and Other Securities, if any, to be offered for the accounts of each Holder (including the Holder making the Demand Registration) and the holders of Other Securities shall be reduced by reducing to the extent necessary, first, the number of Other Securities requested by other holders, and second, the number of Registrable Securities held by Holders other than the Holder making the Demand Registration, to be included in such registration, and then, if and only if and to the extent necessary, by reducing the number of Registrable Securities requested by the Holder making the Demand Registration to be included in such registration, to the extent necessary to reduce the total number of Registrable Securities and Other Securities to be included in such offering to the number recommended by such managing underwriter or underwriters; provided, however, that if the reduced number of Registrable Securities that is included on behalf of such Holder represents less than 50% of the number of Registrable Securities originally requested by Holder to be included in such registration, such Holder's participation in such offering shall not constitute a request for registration pursuant to Section 2(a) hereof or the initiation of a registration pursuant to Section 2(d) hereof.

            (d) Exceptions.

                Notwithstanding the foregoing, (i) the Company shall not be obligated to effect the filing of a registration statement pursuant to this
Section 2, (A) after the Company has initiated two such registrations pursuant to this Section 2 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holder unless the Holder bears all Registration Expenses related thereto), or (B) during the period starting with the date that is 45 days prior to the Company's good faith estimate, as certified in writing by the President of the Company to the Holder, of the date of filing of, and ending on the date that is 180 days following the effective date of, a registration statement pertaining to an underwritten primary public offering of securities on behalf of the Company; provided, however, that the Company shall be entitled to defer a filing upon such notice only once in any 365-day period; or (ii) if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Holder; provided, however, that the Comply shall be entitled to defer a filing upon such notice only once in any 365-day period.

         3. Piggyback Registration.

            (a) Right to Piggyback.

                Any time after the date hereof, if the Company proposes to register any of its securities under the Securities Act (other than a registration pursuant to (i) a registration on Form S-4 or any successor form or
(ii) an offering of securities by the Company in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (but in no event less than 30 days before the anticipated filing date of a registration statement filed to register such securities) to all Holders of its intention to effect such a registration (each, a "Piggyback Notice") and, subject to subsection 3(c) below, the Company will include in such registration, on such terms and conditions as the other securities to be included therein, all Registrable Securities with respect to which the Company has received written requests for inclusion therein, and other requested information necessary for such registration, within 15 days after the date of sending of the Piggyback Notice that included a request for other information necessary for such registration.

            (b) Piggyback Expenses.


                The Holder shall not be liable for the Registration Expenses in connection with the registration pursuant to Section 3(a).

            (c) Priority on Piggyback Registrations.

                If a Piggyback Registration is an underwritten registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the market or the price for the Common Shares to be registered by the Company, the Company will include in such registration the number of securities that in the opinion of such managing underwriters can be sold without adversely affecting the market or the price for such Common Shares. In such event, the Registration Statement will include (i) all the securities proposed to be sold by the Company and (ii) the aggregate amount of Other Securities and Registrable Securities requested to be included in such registration that in the opinion of such managing underwriters can be sold without adversely affecting the market or the price for such Common Shares, with such aggregate amount of securities to be allocated among each holder of such Other Securities and Registrable Securities in proportion to the number of shares requested for inclusion in such registration by each such holder.

            (d) Selection of Underwriters.

                In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering, if any.

         4. Registration Procedures.

            In connection with the obligations of the Company with respect to the registration of the Registrable Securities contemplated herein, the Company shall:

            (a) prepare and file with the SEC a Registration Statement as soon as reasonably practicable after receipt of a written request pursuant to Sections 2 or 3, which Registration Statement, in each case, shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof and
(ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and will use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon thereafter as is commercially practicable;

            (b) subject to the last three  sentences  of this  Section  4(b) and
Section 4(i) hereof, (i) prepare and file with the SEC such amendments and supplements (including required periodic reporting filings under the Exchange
Act) to such Registration Statement and Prospectus included therein as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or (iii) in this Section 4(b),
Section 4(d) or Section 4(i) with respect to each Holder of Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a material merger, acquisition or disposition transaction and it delivers written notice to each such Holder of Registrable Securities to the effect that such selling Holder may not make offers or sales under the Registration Statement for a period not to exceed 60 days from the date of such notice; provided, however, that the Company may deliver only two such notices within any 12-month period, (y) to the extent that such registration would require initial or continuing disclosure of events or proceedings yet unreported that, in the opinion of the Board of Directors of the Company, would not be in the best interests of the Company and its stockholders and such disclosure is not otherwise required under applicable law (including applicable securities laws), and the Company delivers written notice to each such Holder of Registrable Securities to the effect that such selling Holder may not make offers or sales for a period not to exceed 60 days from the date of such notice; provided, however, that the Company may deliver only one such notice within any 365-day period, or (z) upon written notice by the Company to each Holder of the need to take any action described in clauses (i), (ii) or
(iii) in this Section 4(b), unless and until the Company has received a written notice (a "Registration Notice") from a Holder that such Holder intends to make offers or sales under such Registration Statement as specified in such Registration Notice, except in the case of a Shelf Registration Statement, in which case such Registration Notice shall not be required; provided, however, that the Company shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of the Registration Notice or such longer period as is reasonably necessary if such preparation and filing are not commercially practicable within ten (10) business days. Once a Holder has delivered a Registration Notice to the Company, such Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Holder and the method of distribution in a post-effective amendment to the Registration Statement or a supplement to the Prospectus. Such Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such Holder no longer intends to make offers or sales under the Registration Statement;

            (c) furnish to each Holder of Registrable Securities, without charge, as many copies of each Prospectus and any amendment or supplement thereto as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each such Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or amendment or supplement thereto;

            (d) use its best efforts to register or qualify the Registrable Securities by the time the Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder of Registrable Securities covered by the Registration Statement shall reasonably request in writing and keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by a Holder that has delivered a Registration Notice to the Company, whichever is shorter; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

            (e) notify each selling Holder of Registrable Securities promptly and, if requested by such Holder, confirm in writing, (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus has been filed with the SEC,
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) such Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be obligated to prepare and furnish any prospectus supplements or amendments relating to any material nonpublic information at any such time as the Board of Directors of the Company has determined that, for good business reasons, the disclosure of such material nonpublic information at that time would be materially detrimental to the Company in the circumstances and is not otherwise required under applicable law (including applicable securities laws); provided, further, that the Company may only delay its obligations pursuant to the aforementioned proviso for a period of 60 days in any 180-day period;

            (f) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any part thereof as promptly as possible;

            (g) upon request, furnish to each Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (h) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of unlegended certificates representing Registrable Securities to be sold; and enable unlegended certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities;

            (i) subject to the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by clause (x) or (y) of Section 4(b) or clause (v) of and the proviso to Section 4(e) hereof, use its best efforts promptly to prepare and file an amendment or a supplement to the Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

            (j) within a reasonable time prior to the filing of any Registration Statement or any amendment thereto, or any Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders of Registrable Securities that have provided a Registration Notice to the Company;

            (k) use its best efforts to maintain the listing of the Common Shares on the securities market on which the Common Shares are now listed or on another national securities exchange or national market system, as those terms are used under the Exchange Act;

            (l) use its best efforts to cause all Registrable Securities to be listed on any securities market or exchange on which similar securities issued by the Company are then listed;

            (m)  provide a  transfer  agent and  registrar  for all  Registrable
Securities   registered  hereunder  and  a  CUSIP  number  for  all  Registrable
Securities, not later than the effective date of the Registration Statement;

            (n) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement); and

            (o) use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

            The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

            In connection with and as a condition to the Company's obligations with respect to any Registration Statement pursuant to Sections 2 and 3 of this

Agreement and this Section 4, each Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has provided a Registration Notice if required pursuant to Section 4(b) and has received copies of the Prospectus as then amended or supplemented as contemplated by Section 4(c) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4(e); (ii) upon receipt of any notice from the Company contemplated by Section 4(b) (in respect of the occurrence of an event contemplated by clause (x) or (y) of Section 4(b)) or Section 4(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 4(e)), such Holder shall not offer or sell any Registrable Securities pursuant to the Registration Statement until, in the sole discretion of the Company, the event no longer precludes sale or such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; (iii) such Holder and any of its officers, directors or affiliates, if any, must comply with the provisions of Regulation M under the Exchange Act, or any successor regulations, as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement; and
(v) such Holder and any of its officers, directors or affiliates, if any, must enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iii) above.

         5. Indemnification;  Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and its officers and directors and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such Holder, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or incurred in connection with any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained in any Registration Statement, if such settlement is effected with the written consent of the Company; and

                (iii) subject to the limitations set forth in Section 5(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

                (iv) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any registration, qualification, or compliance of the Registrable Securities or any other capital stock of the Company;

provided, however, that the indemnity provided pursuant to this Section 5(a) shall not apply (i) to any amounts paid in settlement of any such loss, liability, claim, damage or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld), or (ii) to any Holder with respect to any of the foregoing in this
Section 5(a) that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in any Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto, or the Holder's or an underwriter's failure to deliver a copy of any Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished the Holder or underwriter with the requested number of copies of the same.

            (b) Indemnification by Holders. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of
Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling Holder for use therein relating to the Holder's status as a selling security holder, (ii) Holder's failure to deliver a copy of any Registration Statement or Prospectus or any amendments or supplements thereto, to the extent such delivery is required to be made by Holder and after the Company has furnished Holder with the requested number of copies of the same, or (iii) the breach of any covenant contained in Section 4; provided, however, that in no event shall any indemnity provided under this
Section 5(b) by a Holder (i) exceed the net proceeds from the offering received by such Holder, or (ii) apply to amounts paid in settlement of any such loss, liability, claim, damage or expense if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably delayed or withheld).

            (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against the indemnified party in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under
Section 5(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 5(c).

            (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

         The  parties  hereto  agree that it would not be just or  equitable  if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph; provided, however, that in no event shall any contribution by Holder hereunder exceed the net proceeds from the offering received by such Holder. Notwithstanding the provisions of this Section 5(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

         Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

            (e) The obligations of the Company and Holders under this Section 5 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         6. Rule 144 Reporting. With a view to making available to each Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

            (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

            (c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act; a copy of the most recent annual and/or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         7. Restrictions on Transfer of Shares. Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (ii) (A) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, which counsel if other than Piper Rudnick shall be reasonably satisfactory to the Company and its counsel, that such disposition will not require registration of such Shares under the Securities Act.

                (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (C) to the Holder's family member or trust for the benefit of an individual Holder or a family member; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

            (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED OR QUALIFIED UNDER SUCH LAWS (AS APPLICABLE) OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH

            REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

            (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably satisfactory to the Company if other than Piper Rudnick, to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

            (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

            (e) Subject to the foregoing restrictions, the Company and the Holder hereby agree that any transferee and/or subsequent Holder of Registrable Securities shall be entitled to all benefits and subject to all obligations hereunder as a Holder of Registrable Securities.

         8.  Miscellaneous.

            (a)  Amendments  and  Waivers.  The  provisions  of this  Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities (treating for the purpose of such computation the Holders of Equity Interests as the Holders of Registrable Securities issuable upon exchange of such Equity Interests), provided, however, that no amendment, modification, supplement or waiver of, or consent to the departure from, the provisions of Sections 2, 3, 5, 7, or 8 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this
Section 8(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the register of the Company, with a copy to Deborah Gersh, Esq., Piper Rudnick, 203 North LaSalle Street, Chicago, Illinois 60601, facsimile (312) 236-7516 or
(ii) if to the Company, at Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee 37931, attention: Timothy C. Scott,
Ph.D., President, with a copy to Baker, Donelson, Bearman & Caldwell, 2200 Riverview Tower, 900 South Gay Street, Knoxville, Tennessee 37902, attention:
David L. Morehous, Esq., facsimile (865) 633-7120.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; upon receipt of confirmation of delivery, if telexed or if telecopied; or at the time delivered if delivered by a courier guaranteeing overnight delivery.

            (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

            (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without giving effect to the conflicts of law provisions thereof.

            (g) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

            (h) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

            (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as this Agreement is related to and referenced in the Investment Agreement, this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                          [Signature Page(s) to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officer as of the date first written above.


                                           COMPANY:

                                           PROVECTUS PHARMACEUTICALS, INC.


                                           By: /s/ Timothy C. Scott
                                               -----------------------
                                               Name: Timothy C. Scott
                                               Title: President


                                           HOLDER:

                                           GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


                                           By: /s/ Stuart Fuchs
                                               -------------------------
                                               Name: Stuart Fuchs
                                               Title: Managing Principal

                                                                    Exhibit 4.12



                             SHAREHOLDERS' AGREEMENT
                             -----------------------


This SHAREHOLDERS' AGREEMENT (this "Agreement"), is made as of the 26th day of November, 2002, by and among PROVECTUS PHARMACEUTICALS, INC., a Nevada corporation ("Company"), GRYFFINDOR CAPITAL PARTNERS I, L.L.C., a Delaware limited liability company ("Gryffindor") and Eric Wachter, The Eric A. Wachter 1998 Charitable Remainder Trust, Craig Dees, The Dees Family Foundation, Timothy
D. Scott, The Scott Family Investment Limited Partnership, Walter Fisher, The Fisher Family Investment Limited Partnership, The Walt Fisher 1998 Charitable Remainder Trust, John A. Smolik and The Smolik Family LLP (the "Major Shareholders").

         WHEREAS, on the date of this Agreement, the Company has entered into that certain Convertible Secured Promissory Note and Warrant Purchase Agreement (the "Purchase Agreement") pursuant to which Company has issued to Gryffindor
(a) a convertible secured promissory note in the original principal amount of $1,000,000 (the "Note"), and (b) a warrant(s) to purchase shares of Company's common stock (the "Warrant"); and

         WHEREAS, to induce Gryffindor to enter into, and close, the transactions contemplated by the Purchase Agreement, the Note and the Warrant, the Company and the Major Shareholders desire to provide for, among other things, voting rights, rights of first refusal, co-sale, tag-along, and certain other rights under certain conditions.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth in this Agreement, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       Definitions

         As used in this Agreement, the following terms shall have the meanings set forth below. Any terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement, the Note and the Warrant.

(a)    "Appraiser" has the meaning set forth in Section 4.2.2.

(b)    "Authorized Warrants" has the meaning set forth in Section 2(j).

(c)    "Board of Directors" means the Board of Directors of the Company.

(d) "Charter Documents" means the Certificate of Incorporation and the By-laws of the Company as in effect on the date of this Agreement.

(e) "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

(f)    "Common Stock" has the meaning set forth in the Purchase Agreement.

(g) "Common Stock Equivalents" means any security or obligation which is by its terms convertible into shares of Common Stock, including, without limitation: (i) any preferred stock or any option, warrant or other subscription or purchase right with respect to Common Stock; and (ii) the warrants and other rights set forth on Schedule 1(f).

(h) "Common Stock Event" has the meaning set forth in Section 6.2 of this Agreement

(i) "Company" has the meaning set forth in the first paragraph of this Agreement and its permitted successors and assigns.

(j) "Contract Period" has the meaning set forth in Section 4.1.4 of this Agreement.

(k) "Family Members" has the meaning set forth in Section 3.2 of this Agreement.

(l) "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any of them, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of them.

(m) "Gryffindor Director" has the meaning set forth in Section 8.3 of this Agreement.

(n) "Gryffindor Observer" has the meaning set forth in Section 8.3 of this Agreement.

(o) "Gryffindor Option" has the meaning set forth in Section 4.1.2 of this Agreement.

(p) "Gryffindor Shares" means the shares of capital stock of the Company issuable or issued upon conversion of the principal and interest under the Note, exercise of the Warrant, any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company acquired by Gryffindor or otherwise given to Gryffindor pursuant to terms of this Shareholders Agreement.

(q) "Involuntary Transfer" means any transfer, proceeding or action by or in which a Shareholder shall be deprived or divested of any right, title or interest in or to any of the Shares, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether by virtue of the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions to it) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency under any statute pertaining to escheat or abandoned property and any transfer as provided in a divorce or separation agreement or a final decree of a court in a divorce action.

(r) "Involuntary Transferee" has the meaning set forth in Section 4.2.1 of this Agreement.

(s)    "Key  Shareholders"  means  Eric  Wachter,   The  Eric  A.  Wachter  1998
       Charitable  Remainder  Trust,  Craig Dees,  The Dees  Family  Foundation,

       Timothy D. Scott and The Scott Family Investment Limited Partnership and any Permitted Transferee of any of them to which Shares are transferred in accordance with Section 3.2, and the term "Major Shareholder" shall mean any of them.

(t)    "Liens" has the meaning set forth in Section 4.1.3 of this Agreement.

(u) "Major Shareholders" means the shareholders listed in the first paragraph of this Agreement and any Permitted Transferee of any of them to which Shares are transferred in accordance with Section 3.2, and the term "Major Shareholder" shall mean any of them.

(v) "New Issuance Notice" has the meaning set forth in Section 5.1 of this Agreement.

(w) "New Securities" has the meaning set forth in Section 5.1 of this Agreement.

(x) "Offer Price" has the meaning set forth in Section 4.1.1 of this Agreement.

(y) "Offered Securities" has the meaning set forth in Section 4.1.1 of this Agreement.

(z) "Offering Notice" has the meaning set forth in Section 4.1.1 of this Agreement.

(aa) "Option Period" has the meaning set forth in Section 4.1.2 of this Agreement.

(bb) "Other Shareholder" means (a) any transferee of a Major Shareholder or Gryffindor (other than a Permitted Transferee) who or which has agreed to be bound by the terms and conditions of this Agreement in accordance with
       Section 3.4 and to whom or which Shares have been transferred in accordance with Section 4.1.5 or otherwise and (b) any Person other than a Major Shareholder or a Gryffindor who or which has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 7.2.

(cc) "Permitted Transferee" has the meaning set forth in Section 3.2 of this Agreement.

(dd) "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity.

(ee)   "Principal Shares" has the meaning set forth in the Note.

(ff) "Proposed Price" has the meaning set forth in Section 5.1 of this Agreement.

(gg) "Registration Statement" means a registration statement filed pursuant to the Securities Act.

(hh) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated under it, or any successor statute.

(ii) "Selling Shareholder" has the meaning set forth in Section 4.1.1 of this Agreement.

(jj) "Shares" means: (i) with respect to each Major Shareholder, all shares and warrants, whether now owned or hereafter acquired, of capital stock owned by each Major Shareholder; provided, however, that for the purposes of any computation of the number of Shares either outstanding or owned or held by any Major Shareholder or otherwise to be determined hereunder, the shares of Common Stock issuable upon conversion, exercise or exchange of all Common Stock Equivalents shall be deemed outstanding whether or not such conversion, exercise or exchange has actually been effected; and
       (ii) with respect to Gryffindor, the Gryffindor Shares.

(kk) "Shareholders" means (a) the Major Shareholders and Gryffindor and any Permitted Transferee who or which has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 3.4 and (b) any Person who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 7.2, and the term "Shareholder" shall mean any of them.

(ll) "Shareholders Meeting" has the meaning set forth in Section 8.1 of the Agreement.

(mm) "Tag-Along Election Notice" has the meaning set forth in Section 4.1.6 of this Agreement.

(nn) "Tag-Along Notice" has the meaning set forth in Section 4.1.6 of this Agreement.

(oo)   "Transfer" has the meaning set forth in Section 3.1 of this Agreement.

(pp) "Transferred Shares" has the meaning set forth in Section 4.2.1 of this Agreement.

(qq) "Third Party Investor" has the meaning set forth in Section 10.10 of this Agreement.

(rr)   "Third  Party   Purchaser"  means  any  Person  other  than  a  Permitted
       Transferee, Gryffindor or a Major Shareholder.

(ss) "Written Consent" has the meaning set forth in Section 8.1 of this Agreement.

2. VOTING RIGHTS

       Subject to Section 10.10, the Company and the Major Shareholders agree not to take any action with respect to the following matters without the prior written consent of Gryffindor, which consent shall not be unreasonably withheld:

              (a) any material adverse change in the rights, preferences or privileges of the shares of Common Stock of the Company;

              (b) any actions to increase or decrease the number of shares of Common Stock of the Company;

              (c) any creation of a new class of shares having rights or privileges senior to or on a parity with the shares of Common Stock;

              (d) declaration or payment of any cash dividends on any capital stock junior to the shares of Common Stock, or any optional redemption of senior, subordinated, or convertible debt;

              (e) any merger of the Company with another entity or sale by the Company of a substantial portion of its assets;

              (f) any redemption, purchase or other acquisition of the Company's capital stock or any payments with respect to stock appreciation rights or similar rights;

              (g) a recapitalization or reorganization;

              (h) any amendment to the Company's certificate of incorporation;

              (i) any incurrence by the Company of any indebtedness providing for the granting of any security interest in any of the Company's assets or providing for any creditor rights that are not subordinate to Gryffindor's rights under the Note and any of the other Transaction Documents;

              (j) the issuance of any warrants by the Company (other than the Warrant); provided,however, that the Company may issue warrants to consultants or non-employee directors of the Company (other than the Major Shareholders), up to an aggregate amount not to exceed two percent (2%) of the capital stock of the Company on a fully diluted basis, calculated at the time of the Closing of the transactions contemplated by the Purchase Agreement ("Authorized Warrants");

              (k) any increase in the number of shares of Common Stock reserved for under the Company's employee stock option plan;

              (l) any sale or transfer of the assets of any subsidiary of the Company except in the ordinary course of business, or any sale or transfer of the shares of capital stock of any subsidiary of the Company.
       (m) any issuance of additional shares of capital stock of the Company or its subsidiaries after the date hereof; or

              (n) any material change in the operations of the Company's business or incurrence of any material liability by the Company.

3.     Restrictions on Transfer of Shares

       3.1 Limitation on Transfer

       (a) No Major Shareholder shall sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "Transfer") any Shares or any right, title or interest in or to any Shares, except in accordance with the provisions of this Agreement. In the event of a Transfer, any Permitted Transferee obtaining any record or beneficial interest in or right to vote Shares as contemplated by this Agreement shall agree to be bound by this Agreement and shall comply with Section 3.4. Any attempt to transfer any Shares or any rights in them in violation of this Agreement shall be null and void ab initio and the Company shall not register the proposed transfer.

       (b) Neither  Gryffindor nor the Gryffindor Shares shall be subject to any
restrictions  on  Transfer  except  those   restrictions  under  the  applicable
securities laws.

       3.2 Permitted Transfers

       Notwithstanding anything to the contrary contained in this Agreement, but subject to Sections 3.3 and 3.4: (a) without triggering the obligations under
Article 4, each of the Key Shareholders may Transfer all or a portion of his or her Shares, to or among: (i) a member of the Key Shareholder's immediate family, which shall include his or her spouse, siblings, children or grandchildren ("Family Members"); (ii) a trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held by the Key Shareholder or one or more Family Members of the Key Shareholder; provided, however, that during the period that any trust, corporation, partnership or limited liability company holds any right, title or interest in any Shares, no Person other than the Key Shareholder or one or more Family Members of the Key Shareholder may be or become beneficiaries, shareholders, limited or general partners or members of any of them; (iii) another Key Shareholder; or (iv) a Person that is exempt under Section 501(c) of the Internal Revenue Code; (b) without triggering the obligations under Sections 4.1.1 through 4.1.6 each of the Key Shareholders shall have the right to Transfer up to an aggregate of five percent (5%) of his Shares, which aggregate amount shall be based on his ownership interest in the Company as of the date of the Closing of the transactions contemplated by the Purchase Agreement; provided, however, that no Key Shareholder may sell more than one percent (1%) of his Shares in any ninety
(90) day period; and (c) each of the Key Shareholders may pledge their Shares pursuant to a secured loan from a financial institution, provided that such financial institution acknowledges and agrees that the Shares are subject to the terms and conditions of this Agreement and that the financial institution will agree to abide by the terms and conditions of this Agreement with respect to such Shares (the Persons referred to in the preceding clauses (a), (b) and (c) are each referred to as a "Permitted Transferee"). The exception granted to the Key Shareholders under Section 3.2(b) is personal to the Key Shareholders. Accordingly, a Permitted Transferee of Shares of a Key Shareholder as contemplated by this Section 3.2 shall not be permitted to Transfer Shares pursuant to the exception granted to the Key Shareholders under Section 3.2(b).

       3.3 Permitted Transfer Notice

       If any Major Shareholder wishes to transfer Shares to a Permitted Transferee under Section 3.2, the Major Shareholder shall give notice to the Company of its, his or her intention to make any transfer permitted under
Section 3.2 not less than ten (10) days prior to effecting the transfer, which notice shall state the name and address of each Permitted Transferee to whom or to which the transfer is proposed and the number of Shares proposed to be transferred to the Permitted Transferee.

       3.4 Transfers in Compliance with Law; Substitution of Transferee

       Notwithstanding any other provision of this Agreement, no transfer of the

Shares held by the Major Shareholders may be made unless (a) the proposed transferee has agreed in writing to be bound by the terms and conditions of this Agreement, (b) the transfer complies in all respects with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. If requested by the Company and/or Gryffindor Shareholders, in their reasonable judgment, an opinion of counsel to the transferring Shareholder shall be supplied to the Company and Gryffindor Shareholders, at the transferring Shareholder's expense, to the effect that the proposed transfer complies with the applicable federal and state securities laws. Upon becoming a party to this Agreement: (x) the Permitted Transferee of a Major Shareholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Major Shareholder with respect to the Shares transferred to the Permitted Transferee except as specifically set forth in Section 3.2; (y) an Other Shareholder shall be subject to the same obligations as, and shall have the rights of, the transferring Major Shareholder or Gryffindor, as the case may be, with respect to the Shares transferred to such Other Shareholder; and (z) the transferee of an Other Shareholder shall be substituted for, and shall be subject to the same obligations as, the transferring Other Shareholder with respect to the Shares transferred to such transferee.

       3.5 Permitted Transfers; No Agreement to be Bound

       Notwithstanding anything to the contrary contained herein, in the event a Major Shareholder shall Transfer all or a portion of his or her Shares to a Permitted Transferee pursuant to Sections 3.2(a)(iv) or 3.2(b) of this Agreement, and such Transfer is pursuant to Rule 144 of the Securities Act ("Rule 144 Transfer"), such Permitted Transferee shall not be required to be bound by the terms and conditions of this Agreement, provided however, that at the time of the Rule 144 Transfer, the aggregate number of Shares subject to all Transfers made by such Major Shareholder shall not exceed twenty percent (20%) of the total number of Shares owned by such Major Shareholder as of the date of this Agreement (including but not limited to the 500,007 Shares transferred, in the aggregate, to the Major Shareholders pursuant to the terms and conditions of the Convertible Cured Promissory Note and Warrant Purchase Agreement of even date herewith between the Company and including those Shares transferred pursuant to Section 4.1.7 of this Agreement and which are not subject to Section
7.2 of this Agreement) (the Twenty Percent Shares"). Notwithstanding the foregoing, all Shares of such Permitted Transferee which are transferred by a Major Shareholder pursuant to the Rule 144 Transfer in excess of the Twenty Percent Shares (). shall be subject to the terms and conditions of Section 7.2 of this Agreement.

4.     Right of First Offer; CO-SALE AND Tag-Along Rights

       4.1 Proposed Voluntary Transfers

         4.1.1 Offering Notice

         If at any time any Key Shareholder (a "Selling Shareholder") wishes to transfer all or any portion of its, his or her Shares to a Third Party Purchaser, the Selling Shareholder shall offer those Shares first to Gryffindor, by sending written notice (the "Offering Notice") to Gryffindor, which shall state (a) the number of Shares proposed to be transferred (the "Offered Securities") and (b) the proposed purchase price per Share which the Selling Shareholder is willing to accept (the "Offer Price"). Upon delivery of the Offering Notice, the offer shall be irrevocable unless and until the rights of first offer provided for in this Agreement shall have been waived or shall have expired.

         4.1.2 Gryffindor Option; Exercise

         (a) For a period of thirty (30) days after the giving of the Offering Notice as contemplated by Section 4.1.1 (the "Option Period"), Gryffindor shall have the right (the "Gryffindor Option") to purchase all but not less than all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of Gryffindor to purchase all of the Offered Securities under this Section 4.1.2 shall be exercisable by delivering written notice of the exercise of Gryffindor Option, prior to the expiration of the Option Period, to the Selling Shareholder. The failure of Gryffindor to respond within the Option Period shall be deemed to be a waiver of the Gryffindor Option; provided, that Gryffindor may waive its rights under this Section 4.1.2 prior to the expiration of the Option Period by giving written notice to the Selling Shareholder.

         (b) If Gryffindor does not purchase all of the Offered Securities under
Section 4.1.2, then the Selling Shareholder may, subject to Section 4.1.5 and 4.1.6, sell the Offered Securities to a Third-Party Purchaser in accordance with
Section 4.1.4.

         4.1.3 Closing

         The closing of the purchase of the Offered Securities subscribed for by Gryffindor under Section 4.1.2 shall be held at such time and place as the parties to the transaction may agree. At the closing, the Selling Shareholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and the Offered Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("Liens") (other than those arising under this Agreement) and the Selling Shareholder shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of the Offered Securities. Gryffindor shall deliver at the closing payment of the purchase price in full in immediately available funds for the Offered Securities. At any closing, all of the parties to the transaction shall execute any additional documents as are otherwise necessary or appropriate.

         4.1.4 Sale to a Third-Party Purchaser

         If  Gryffindor  elects not to  purchase  the Offered  Securities  under
Section 4.1.2, the Selling Shareholder may, subject to Section 4.1.5 and 4.1.6, sell the Offered Securities to a Third-Party Purchaser on the terms and conditions set forth in the Offering Notice; provided, however, that the sale is bona fide and made under a contract entered into within sixty (60) days following the earlier to occur of: (a) the waiver by Gryffindor of its option to purchase the Offered Securities and (b) the expiration of the Option Period ( such period being referred to as the "Contract Period"); and provided, further, that the sale shall not be consummated unless and until all of the following conditions are met:

         (x) The Selling Shareholder shall deliver to the Company and Gryffindor a certificate of a Third-Party Purchaser stating that (i) the Third-Party Purchaser is aware of the rights of the Company, the Major Shareholders and Gryffindor contained in this Agreement and (ii) prior to the purchase by the Third-Party Purchaser of any of the Offered Securities, the Third-Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions of this Agreement in accordance with Section 3.4 hereof.

         (y) The consummation of any sale to a Third-Party Purchaser shall not be subject to any conditions, except that it may be conditioned upon the truth, as of the closing of the proposed purchase, of customary representations and warranties by the parties to the transaction and the delivery of stock certificates and a customary legal opinion.

         (z) A Third-Party Purchaser shall have furnished evidence satisfactory to the Company and Gryffindor, in their reasonable judgment, as to the financial ability of the Third-Party Purchaser to consummate the proposed purchase.

If any sale is not consummated within the Contract Period for any reason, then the restrictions provided for in this Agreement shall again become effective, and no transfer of the Offered Securities may subsequently be made thereafter by the Selling Shareholder without again offering them to Gryffindor in accordance with this Section 4.1.

         4.1.5  Gryffindor's  Right  to  Participate  in  the  Sale  of  Offered
Securities

         (a) If Gryffindor elects not to purchase the Offered Securities pursuant to Section 4.1.2, Gryffindor shall have the right, exercisable upon written notice to such Selling Shareholder within the Option Period, to participate in a Transfer of the Offered Securities to the Third Party Purchaser on the same terms and conditions set forth in the Offering Notice. Such notice from Gryffindor shall indicate the number of shares Gryffindor wishes to Transfer under its right to participate. To the extent Gryffindor exercises such right of participation in accordance with the terms and conditions set forth in this Section 4.1.5, the number of Gryffindor Shares that Gryffindor may sell shall be the number of Gryffindor Shares that Gryffindor wants to sell multiplied by the fraction, the numerator of which is the number of Gryffindor Shares held by Gryffindor and the denominator of which is the sum of the number of Gryffindor Shares held by Gryffindor plus the number of Shares held by the Selling Shareholder. The Selling Shareholder shall reduce the number of his or her Offered Securities by the number of Shares Gryffindor elects to sell in accordance with this Section.

         (b) If Gryffindor elects to participate in the Transfer pursuant to this Section 4.1.5, then Gryffindor shall effect its participation in the Transfer by promptly delivering to the Selling Shareholder for transfer to the prospective Third Party Purchaser one or more certificates, properly endorsed for transfer, which represent the number of Shares that Gryffindor elects to sell.

         (c) The stock certificate or certificates that Gryffindor delivers at closing shall be transferred to the prospective Third Party Purchaser in consummation of the sale of the Offered Securities pursuant to the terms and conditions specified in the Offering Notice, and at such closing there shall be paid to Gryffindor that portion of the sale proceeds to which Gryffindor is entitled by reason of its participation in such sale. To the extent that any prospective Third Party Purchaser refuses to purchase shares or other securities from Gryffindor exercising its right of co-sale hereunder, the Selling Shareholder may only sell to such prospective Third Party Purchaser that number of Offered Securities that the Selling Shareholder would have been permitted to sell if the Gryffindor Shares had been purchased in the proposed transaction.

         (d) If Gryffindor does not elect to participate in the sale of the Offered Securities, the Selling Shareholder may, not sooner than the expiration of the Option Period or later than forty (40) days following the expiration of the Option Period, enter into an agreement providing for the closing of the Transfer of the Offered Securities covered by the Offering Notice within thirty
(30) days of the date such agreement is entered into on terms and conditions no more favorable to the Third Party Purchaser than those described in the Offering Notice. Any proposed Transfer on terms and conditions more favorable than those described in the Offering Notice, as well as any subsequent proposed Transfer of any of the Offered Securities by the Selling Shareholder shall again be subject to the right of first refusal and co-sale rights set forth in Section 4.1 and shall require compliance by the Selling Shareholder with the procedures described in Section 4.1.

         (e) The exercise or non-exercise of the rights of Gryffindor hereunder to participate in one or more Transfers of Offered Securities made by such Selling Shareholders shall not adversely affect Gryffindor's rights to participate in subsequent Transfers of Offered Securities.

         4.1.6 Tag-Along Rights

         (a) If the Major Shareholders shall desire to Transfer fifty percent (50%) or more of the issued and outstanding Shares held in the aggregate by the Major Shareholders in one or more bona fide transactions to a bona fide Third Party Purchaser, then the Major Shareholders shall give at least thirty (30) days' advance written notice thereof to Gryffindor setting forth the terms and conditions of the bona fide transaction (a "Tag-Along Notice"). Gryffindor shall have the right to participate in such transaction as an additional selling or transferring party, on identical terms and conditions, by delivering a written notice thereof (a "Tag-Along Election Notice") to the Major Shareholders within fourteen (14) days after Gryffindor's receipt of such Tag-Along Notice. A Tag-Along Election Notice shall specify the number of Shares which Gryffindor desires to Transfer in such transaction. If, at the time of the Tag-Along Notice, the Note has not been converted or the Warrant has not been exercised, Gryffindor shall have the right to convert the Note and exercise the Warrant immediately in order to permit Gryffindor to participate in the proposed transaction.

         (b) If the Third Party Purchaser desires to purchase an amount less than the sum of all of the Shares offered by the Major Shareholders plus the Shares offered by Gryffindor, then the number of Shares to sold by each of the Major Shareholders and Gryffindor shall be determined on a pro rata basis calculated based on a ratio, the numerator of which is the number of Shares held by the applicable shareholder and the denominator of which is the sum of the number of Gryffindor Shares held by Gryffindor plus the number of Shares held by the Major

Shareholders participating in the proposed transaction. If Gryffindor shall so elect to Transfer Shares in such transaction, then the aggregate number of Shares to be sold or transferred by the Major Shareholders shall be reduced, so that the aggregate number of Shares to be sold or transferred to such third party by Gryffindor and the Major Shareholders shall remain equal to the aggregate number of Shares which the Major Shareholders originally proposed to sell or transfer in such transaction.

         4.1.7 Voluntary Transfers;No Agreement to be Bound

         Notwithstanding anything to the contrary contained herein, in the event Gryffindor does not exercise the Gryffindor Option pursuant to Article 4 of this Agreement, and a Major Shareholder Transfers all or a portion of its, his or her Shares to a Third Party Purchaser subject to and in accordance with the terms and conditions of Article 4 of this Agreement, and such Transfer is a Rule 144 Transfer, such Third Party Purchaser shall not be required to be bound by the terms and conditions of this Agreement; provided however, that at the time of the Rule 144 Transfer, the aggregate number of Shares subject to all Transfers made by such Major Shareholder shall not exceed the Twenty Percent Shares (which includes those Shares transferred pursuant to Section 3.5 of this Agreement and which are not subject to Section 7.2 of this Agreement). Notwithstanding the foregoing, all Shares transferred to a Third Party Purchaser in accordance with the terms and conditions of Article 4 of this Agreement in excess of the Twenty Percent Shares, shall be subject to the terms and conditions of Section 7.2 of this Agreement.


         4.2 Involuntary Transfers

             4.2.1 Rights of First Offer upon Involuntary Transfer

             Subject to compliance with applicable law, if an Involuntary Transfer of any Shares (the "Transferred Shares") owned by any of the Major Shareholders shall occur, then the Key Shareholders (excluding the Key Shareholder(s) whose Shares are the subject of the Involuntary Transfer) and Gryffindor shall have the same rights as specified in Sections 4.1.2 and 4.1.3, respectively, with respect to the Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Selling Shareholder and the transfer of the Transferred Shares shall be governed by Section 4.1 except that
(a) the time periods shall run from the later of (i) the date of receipt by the other Key Shareholders and Gryffindor of actual notice of the Involuntary Transfer and (ii) the date the purchase price is agreed as provided for in clause (d) below, (b) the rights shall be exercised by notice to the transferee of the Transferred Shares (the "Involuntary Transferee") rather than to the Shareholder who suffered or will suffer the Involuntary Transfer, (c) the Involuntary Transferees shall be required to sell to the Key Shareholders and Gryffindor all or any portion of the Transferred Shares which the Key Shareholders and/or Gryffindor notify the Involuntary Transferee that they wish to purchase, and (d) the purchase price per Transferred Share shall be agreed upon by the Involuntary Transferee and the Key Shareholders and/or Gryffindor, as the case may be; provided, however, that if the parties fail to agree as to the purchase price, the purchase price shall be the Fair Value of the Transferred Shares as determined in accordance with Section 4.2.2.

             4.2.2 Fair Value

             If the  parties  fail to  agree  upon  the  purchase  price  of the
Transferred Shares in accordance with Section 4.2.1 hereof, then the Key Shareholders and/or Gryffindor, as the case may be, shall purchase the Transferred Shares at a purchase price equal to the Fair Value (as defined below in this paragraph) of the Transferred Shares. The Fair Value of the Transferred Shares shall be determined by an independent appraiser (the "Appraiser"), which shall be a nationally recognized investment banking firm or nationally recognized expert experienced in the valuation of corporations engaged in a business similar to that conducted by the Company. The Appraiser shall be selected by the Key Shareholders who desire to purchase Transferred Shares and Gryffindor, and shall be reasonably acceptable to the Involuntary Transferee. The Appraiser shall conduct its determination as promptly as practicable. The determination by the Appraiser shall be final and binding on the Involuntary Transferee, the Key Shareholders and Gryffindor. The Involuntary Transferee shall be responsible for the fees and expenses of the Appraiser. For purposes of this Section 4.2.2, the "Fair Value" of the Transferred Shares means the fair market value of the Transferred Shares determined in accordance with this
Section 4.2.2 based upon all considerations that the Appraiser determines to be relevant.

             4.2.3 Closing

             The closing of any purchase under this Section 4.2 shall be held at such time and place as the parties to the transaction may agree. At any closing, the Involuntary Transferee shall deliver certificates, if such Involuntary Transferee possesses such certificates, or other instruments or documents representing the Transferred Shares being purchased under this Section 4.2, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and the Transferred Shares shall be free and clear of any Liens (other than those arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of the Transferred Shares. The Key Shareholders purchasing the Transferred Shares and/or Gryffindor, as the case may be, shall deliver at closing payment of the purchase price in full in immediately available funds for the Transferred Shares. At the closing, all parties to the transaction shall execute any additional documents as are otherwise necessary or appropriate.

             4.2.4 General

             If the provisions of this Section 4.2 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Key Shareholders and Gryffindor shall have the rights specified in Sections 4.1.2 and 4.1.3, respectively, with respect to any transfer by an Involuntary Transferee of the Shares, and each Key Shareholders and Gryffindor agree that any Involuntary Transfer shall be subject to those rights, in which case the Involuntary Transferee shall be deemed to be the Selling Shareholder for purposes of Sections 4.1.2 and 4.1.3 of this Agreement and shall be bound by the provisions of Sections 4.1.2 and 4.1.3 and other related provisions of this Agreement.

5.     Rights on Future Issuance of Shares

       5.1 Offering Notice

       Except for the Authorized Warrants and capital stock of the Company which may be issued to employees, consultants or directors of the Company under the Company's employee stock option plan, if the Company wishes to issue any shares of capital stock or any other securities convertible into or exchangeable for capital stock of the Company (collectively, "New Securities") to any Person (the "Subject Purchaser"), then the Company shall offer the New Securities on a pro rata basis to Gryffindor by sending written notice (the "New Issuance Notice") to Gryffindor, which New Issuance Notice shall state (a) the number of New Securities proposed to be issued and (b) the proposed purchase price per share of the New Securities that the Company is willing to accept (the "Proposed Price"). Upon delivery of the New Issuance Notice, it shall be irrevocable unless and until the rights provided for in Section 5.2 shall have been waived or shall have expired.

       5.2 Preemptive Rights; Exercise

       (a) For a period of thirty (30) days after the giving of the New Issuance Notice as provided in Section 5.1, Gryffindor shall have the right to purchase, on a pro rata basis, the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. Gryffindor's pro rata share is equal to the ratio of: (i) the number of shares of the Company's capital stock (including all shares of capital stock issued or issuable upon conversion of the Gryffindor Shares) of which Gryffindor is deemed to be a holder immediately prior to the issuance of the New Securities, to (ii) the total number of shares of the Company's outstanding capital stock (including all shares of capital stock issued or issuable upon conversion of the Gryffindor Shares) immediately prior to the issuance of the New Securities.

       (b) The right of Gryffindor to purchase the New Securities under subsection (a) above shall be exercisable by delivering written notice of its exercise, prior to the expiration of the 30-day period referred to in subsection
(a) above, to the Company, which notice shall state the amount of New Securities that Gryffindor elects to purchase as provided in Section 5.2(a). The failure of Gryffindor to respond within the 30-day period shall be deemed to be a waiver of Gryffindor's rights under Section 5.2(a); provided that Gryffindor may waive its rights under Section 5.2(a) prior to the expiration of the 30-day period by giving written notice to the Company.

       5.3 Closing

       The closing of the purchase of New Securities subscribed for by Gryffindor under Section 5.2 shall be held at such time and place as the parties to the transaction may agree. At the closing, the Company shall deliver certificates representing the New Securities, and the New Securities shall be issued free and clear of all Liens and the Company shall so represent and warrant, and further represent and warrant that the New Securities shall be, upon issuance of the New Securities to Gryffindor and after payment for the New Securities, duly authorized, validly issued, fully paid and nonassessable. Gryffindor shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by Gryffindor. At the closing, all of the parties to the transaction shall execute any additional documents that are otherwise necessary or appropriate.

       5.4 Failure to Consummate Sale

       If the sale is not consummated within the three (3) month period for any reason, then the restrictions provided for in this Agreement shall again become effective, and no issuance and sale of New Securities may subsequently be made by the Company without again offering the New Securities in accordance with this
Article 5. The closing of any issue and  purchase  contemplated  by this Section
5.4 shall be held at the time and place as the parties to the transaction may agree.

6. ANTI-DILUTION

       6.1 Conversion Price

       The initial Conversion Price shall be the Conversion Price as defined in the Note. The Conversion Price shall be subject to adjustment from time to time as provided below.

       6.2 Adjustment Upon Common Stock Event

       Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price in effect immediately prior to such Common Stock Event by a fraction, (a) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (b) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price. As used herein, the term "Common Stock Event" shall mean (w) the issuance by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (x) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (y) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (z) the issuance by the Company of any options or warrants (other than those specifically set forth on Schedule 1(f) hereto).

       6.3 Adjustments for Other Dividends and Distributions

       If at any time or from time to time the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event, provision shall be made so that the holders of the Gryffindor Shares shall receive upon conversion thereof, the amount of securities of the Company which they would have received had the Note and/or Warrant been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4.1.8 with respect to the rights of the holders of the Gryffindor Shares or with respect to such other securities by their terms.

       6.4 Adjustment for Reclassification, Exchange and Substitution

       If at any time or from time to time the Common Stock issuable upon the conversion of the Note or exercise of the Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article 6), then in any such event each holder of Gryffindor Shares shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which Note and/or Warrant could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

       6.5 Sale of Shares Below Conversion Price

         6.5.1 Adjustment Formula

         If at any time or from time to time the Company issues or sells, or is deemed by the provisions of this Section 6.5 to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in Section 6.2, a dividend or distribution as provided in Section 6.3 or a recapitalization, reclassification or other change as provided in Section 6.4, at an Effective Price (as hereinafter defined) that is less than the Conversion Price in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price shall be reduced, as of the close of business on the date of such issue or sale, to the Effective Price at which such Additional Shares of Common Stock are so issued or sold.

         6.5.2 Certain Definitions

         For the purpose of making any  adjustment  required  under this Section
6.5:

         (a) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than: (A) shares of Common Stock issued or issuable upon conversion of the Note and/or exercise of the Warrant; and (B) up to 2,000,000 shares of Common Stock (or options, warrants or rights therefor) issued to employees, officers, or directors of, or contractors, consultants or advisers to, the Company pursuant to the Company's 2002 Employee Stock Option Plan (such number of shares to be calculated net of any repurchases of such shares by the Company and net of any such expired or terminated options, warrants or rights and to be proportionally adjusted to reflect any subsequent Common Stock Event);

         (b) "Aggregate Consideration Received" by the Company for any issue or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board (with the consent of the Gryffindor Director, which shall not be unreasonably withheld); and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

         (c) "Convertible Securities" shall mean stock or other securities convertible into or exchangeable for shares of Common Stock.

         (d) "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this Section 6.5, into the Aggregate Consideration Received, or deemed to have been received, by the Company under this Section 6.5, for the issuance of such Additional Shares of Common Stock; and

         (e) "Rights or Options" shall mean warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.

         6.5.3 Deemed Issuances

         For the purpose of making any adjustment to the Conversion Price required under this Section 6.5, if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or anti-dilution clauses) is less than the Conversion Price then in effect for the Gryffindor Shares, then the Company shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof, provided that:

         (i) if the minimum amounts of such consideration cannot be ascertained, but are a function of anti-dilution or similar protective clauses, then the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

         (ii) if the minimum amount of consideration payable to the Company upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of anti-dilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

         (iii) if the minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Preferred Stock. In the event that the Gryffindor Shares have been converted at the adjusted Conversion Price prior to the expiration of such Rights, Options or rights of conversion or exchange (the "Pre-readjustment Converted Shares"), then notwithstanding the foregoing the Conversion Price following such expiration shall be that amount which, when used to calculate the number of shares of Common Stock into which the remaining shares convertible under the Note and/or exercisable under the Warrant, results in a number of shares of Common Stock which, when added to the number of shares of Common Stock previously issued on conversion of the Note and exercise of the Warrant, equals the number of shares of Common Stock which would have been issuable following such readjustment had the Pre-readjustment Converted Shares not been converted.

         6.5.4 Certificate of Adjustment

         In each case of an adjustment or readjustment of the Conversion Price, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Gryffindor Shares at the holder's address as shown in the Company's books.

7.       After-Acquired Securities; Agreement to be Bound

       7.1 After-Acquired Securities

       All of the provisions of this Agreement shall apply to all of the Shares and Common Stock Equivalents now owned or which may be issued or transferred subsequent to the execution of this Agreement to a Shareholder in consequence of any additional issuance, purchase, exchange or reclassification of any of the Shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Shareholder in any other manner.

       7.2 Agreement to be Bound

       Except:with respect to shares issued under the Company's stock option plan to Persons who are not Major Shareholders and Daniel Hamilton and shares issued pursuant to the Authorized Warrants to Persons who are not Major Shareholders and Daniel Hamiltonthe Company shall not issue any shares of Company capital stock or any Common Stock Equivalents to any Person not a party to this Agreement, unless either (a) the Person has agreed in writing to be bound by the terms and conditions of this Agreement or (b) the Person has entered into an agreement with the Company restricting the transfer of its, his or her shares in form and substance reasonably satisfactory to Gryffindor. Upon becoming a party to this Agreement, the Person shall be deemed to be and shall be subject to the same obligations as an Other Shareholder. Any issuance of shares or any Common Stock Equivalents by the Company in violation of this
Section 7.2 shall be null and void ab initio.

8.       Corporate Governance

       8.1 General

       From and after the execution of this Agreement, subject to the rights granted to Gryffindor in Section 2 of this Agreement, each Major Shareholder shall vote its, his or her Shares at any regular or special meeting of shareholders of the Company (a "Shareholders Meeting") or in any written consent executed in lieu of a meeting of shareholders (a "Written Consent"), and shall take all other actions necessary to give effect to the provisions of this Agreement (including, without limitation, Section 8.3 hereof) and to ensure that the Charter Documents do not, at any subsequent time, conflict in any respect with the provisions of this Agreement. In addition, each Major Shareholder shall vote its, his or her Shares at any Shareholders Meeting or act by Written Consent with respect to its, his or her Shares, upon any matter submitted for action by the Company's shareholders or with respect to which the Shareholder may vote or act by Written Consent, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.

       8.2 Shareholder Actions

       To effectuate the provisions of this Article 8, each Shareholder (a) hereby agrees that when any action or vote is required to be taken by the Shareholder as provided in this Agreement, the Shareholder shall use its best efforts to call, or cause the appropriate officers and directors of the Company to call, a Shareholders Meeting or to execute or cause to be executed a Written Consent to effectuate the shareholder action, (b) shall use its, his or her best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement and
(c) shall use its, his or her best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no secretary, another officer of the Company appointed by the Board of Directors to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this
Article 8.

       8.3 Major Shareholders' Election of Gryffindor Director to the Company's Board of Directors; Observer Rights

       (a) Each Major Shareholder shall vote its, his or her Shares at any Shareholders Meeting, or act by Written Consent with respect to the Shares, and take all other actions necessary to cause to the Board of Directors of the Company to (i) consist of no less than three but no greater than five directors, one of which shall be the Gryffindor Director in accordance with the terms set forth herein;

       (b) Upon Gryffindor's request, each Major Shareholder shall vote its, his or her Shares at any Shareholders Meeting, or act by Written Consent with respect to the Shares, and take all other actions necessary to cause to be elected to the Board of Directors of the Company one director designated in writing from time to time by Gryffindor (the "Gryffindor Director");

       (c) At such time as a representative of Gryffindor is duly elected to the Board of Directors of the Company, then immediately upon the representative of Gryffindor joining the Board of Directors, the Board of Directors shall consist of at least three, but no more than five , directors.

       (d) Upon Gryffindor's request, each Major Shareholder shall vote its, his or her Shares at any Shareholders Meeting, or act by Written Consent with respect to the Shares, and take all other actions necessary to cause the Gryffindor Director to be elected or appointed to each committee of the Board of Directors;

       (e) At any time that a Gryffindor Director is not a member of the Board of Directors, Gryffindor shall have the right to designate one person (the

"Gryffindor Observer") to attend all meetings of the Board of Directors, and such person shall be permitted, to the extent practicable, to attend all meetings of Committees thereof, as an observer, who also shall have the right to receive all materials sent or given to the Board of Directors;(f) If, at any time, a vacancy is created on the Board of Directors by reason of the incapacity, death, removal or resignation of the Gryffindor Director, then Gryffindor shall designate an individual who shall be elected to fill the vacancy until the next Shareholders Meeting; and

       (g)Upon receipt of notice of the designation of a nominee, each Major Shareholder shall, as soon as practicable after the date of the notice, take action, including the voting of its, his or her Shares, to elect the director designated to fill the vacancy pursuant to the foregoing provisions.

       8.4 Company's Election of Gryffindor Director to Xantech Board of Directors; Observer Rights

       (a) The Company agrees to use all reasonable efforts, and each Major Shareholder agrees to vote its, his or her Shares, to cause the Company, to vote its shares ("Xantech Shares") in Xantech Pharmaceuticals, Inc., a wholly owned subsidiary of the Company ("Xantech") at any Xantech shareholders meeting, or act by Written Consent with respect to the Xantech Shares, and take all other actions necessary to cause the board of directors of Xantech (the "Xantech Board of Directors") to consist of no less than three but no greater than five directors, one of which shall be the Gryffindor Director in accordance with the terms set forth herein;

       (b) Upon Gryffindor's request (i) the Company agrees to use all reasonable efforts, and (ii) each Major Shareholder agrees to vote its, his or her Shares, to cause the Company, to vote its Xantech Shares at any Xantech shareholders meeting, or act by Written Consent with respect to the Xantech Shares, and take all other actions necessary to cause to be elected to the Xantech Board of Directors, the Gryffindor Director;

       (c) At such time as a representative of Gryffindor is duly elected to the Xantech Board of Directors, then immediately upon the representative of Gryffindor joining the Xantech Board of Directors, the Xantech Board of Directors shall consist of at least three, but no more than five,directors.

       (d) Upon Gryffindor's request (i) the Company agrees to use all reasonable efforts, and (ii) each Major Shareholder agrees to vote its, his or her Shares, to cause the Company, to vote its Xantech Shares at any Xantech shareholders meeting, or act by Written Consent with respect to the Xantech Shares, and take all other actions necessary to cause the Gryffindor Director to be elected or appointed to each committee of the Xantech Board of Directors;

       (e) At any time that a Gryffindor Director is not a member of the Xantech Board of Directors, Gryffindor shall have the right to designate a Gryffindor

Observer to attend all meetings of the Xantech Board of Directors, and such person shall be permitted, to the extent practicable, to attend all meetings of committees thereof, as an observer, who also shall have the right to receive all materials sent or given to the Xantech Board of Directors.

       (f) If, at any time, a vacancy is created on the Xantech Board of Directors by reason of the incapacity, death, removal or resignation of the Gryffindor Director, then Gryffindor shall designate an individual who shall be elected to fill the vacancy until the next Xantech shareholders meeting; and

       (g) Upon receipt of notice of the designation of a nominee, the Company agrees to use all reasonable efforts, and each Major Shareholder agrees to vote its, his or her Shares, to cause the Company, as soon as practicable after the date of the notice, to take action, including the voting of its Xantech Shares, to elect the director designated to fill the vacancy pursuant to the foregoing provisions.


       8.5 Reimbursement of Expenses

       Notwithstanding anything to the contrary contained in this Agreement, the Company shall reimburse Gryffindor or their respective designees, for all reasonable travel and accommodation expenses incurred by the Gryffindor Director in connection with the performance of his or her duties as a director of the Company.

9. Stock Certificate Legend

       A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or subsequently acquired by any Major Shareholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNDER AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                  THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SHAREHOLDERS AGREEMENT, DATED AS OF NOVEMBER 26, 2002 (THE "SHAREHOLDERS AGREEMENT"), AMONG PROVECTUS PHARMACEUTICALS, INC., AND THE SHAREHOLDERS NAMED THEREIN. THE COMPANY WILL NOT REGISTER THE TRANSFER OF THE SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE

         SHAREHOLDERS AGREEMENT. THE COMPANY WILL MAIL A COPY OF THE SHAREHOLDERS AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND THE OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST FOR IT.

Each certificate representing Shares now held or subsequently acquired by Gryffindor shall bear legends substantially in the following form until the earlier of: (a) the date on which the Shares are registered for public sale pursuant to a Registration Statement; and (b) the date on which the Shares may otherwise be sold in accordance with the applicable securities laws, at which time, in the case of either (a) or (b), the Company shall take all steps necessary to remove such legends and reissue certificates without such legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNDER AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

10.      Miscellaneous

       10.1 Notices

       All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and given to the parties at the address listed below (or to such other address as shall at any time be designated by any party in writing to the other parties): (a) by certified U.S. mail, return receipt requested, postage prepaid; (b) by facsimile transmission (provided confirmation of the receipt thereof is obtained); (c) by recognized overnight courier service (e.g., Federal Express); or (d) by hand-delivery:

                To Gryffindor:         Gryffindor Capital Partners I, L.L.C.
                                       150 North Wacker Drive, Suite 800
                                       Chicago, Illinois 60606
                                       Facsimile: (312) 499-1935
                                       Attention: Stuart Fuchs


                with a copy to:        Piper Rudnick
                                       203 N. LaSalle Street
                                       Suite 1800
                                       Chicago, IL  60504
                                       Attn:  Deborah Gersh

                To Provectus:          Provectus Pharmaceuticals, Inc.
                                       7327 Oak Ridge Highway, Suite A
                                       Knoxville, TN  37931
                                       Attn:  Timothy C. Scott, Ph.D., President
                                       Facsimile: (865) 539-9654

                with a copy to:        Baker, Donelson, Bearman & Caldwell
                                       2200 Riverview Tower
                                       900 South Gay Street
                                       Knoxville, TN  37902
                                       Attn:  David L. Morehous, Esq.
                                       Facsimile:  (865) 633-7120

       If to any other Shareholder, at its, his or her address as it appears on the record books of the Company. All such notices shall be deemed effective (a) when actually delivered or when sent by facsimile (upon electronic confirmation of receipt), (b) three days after being deposited in the United States mail, first class, postage prepaid, or (c) one day after being delivered to a reputable overnight delivery service.

       10.2 Successors and Assigns

       This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

       10.3 Amendment and Waiver

       (a) Except as specifically set forth in this Agreement, no failure or delay on the part of any party in exercising any right, power or remedy provided for in this Agreement shall operate as a waiver of the right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise of the right, power or remedy or the exercise of any other right, power or remedy. The remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to the parties to this Agreement at law, in equity or otherwise.

       (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) the Company, (ii) the Major Shareholders holding Shares representing at least 51% of the Shares owned by all of the Major Shareholders, and (iii) Gryffindor. Any amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Shareholders.

       10.4 Counterparts

       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

       10.5 Specific Performance

       The parties intend that each of the parties has the right to seek damages or specific performance if any other party fails to perform the party's obligations under this Agreement. Therefore, if any party shall institute any action or proceeding to enforce the provisions of this Agreement, any party against whom or against which the action or proceeding is brought waives any claim or defense that the plaintiff party has an adequate remedy at law.

       10.6 Headings

       The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of this Agreement.

       10.7 Governing Law

       This agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely in that state, without regard to the principles of conflicts of laws of any jurisdiction.

       10.8 Severability

       If any one or more of the provisions contained in this Agreement, or their application in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of that provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement.

       10.9 Entire Agreement

       This Agreement, together with its exhibits, schedules and addenda, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties in respect of the subject matter of the Agreement. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to in this Agreement. This Agreement, together with its exhibits, supersede all prior agreements and understandings between the parties with respect to its subject matter.

       10.10 Term and Termination

       (a) This Agreement shall become effective upon its execution and shall terminate when the last of the Articles set forth below no longer remains in effect.

       (b) Article 2 shall remain in effect until the earlier to occur of: (i) the date on which all of the principal and interest due and owing under the Note has been paid in full and all of the Warrant Shares have been registered for public sale pursuant to a Registration Statement; (ii) the date on which all of the Gryffindor Shares have been registered for public sale pursuant to a Registration Statement; (iii) following the conversion of the Note, the date on which Gryffindor owns less than ten percent (10%) of the Principal Shares; and
(iv) the date on which the Company closes on an investment from a third party reasonably acceptable to Gryffindor ("Third Party Investor") in an amount not less than Three Million Dollars ($3,000,000), in exchange for shares of the Company, provided that such investment is on terms reasonably acceptable to Gryffindor and, as a condition to the closing of such investment, Gryffindor has the right to either: (x) be repaid in full for all of the outstanding principal balance plus all accrued and unpaid interest under the Note in accordance with the terms of the Note; or (y) convert the unpaid principal balance plus all accrued and unpaid interest under the Note into Common Stock of the Company in accordance with the terms of the Note.

       (c) Articles 3, 4 and 5 shall remain in effect until the date on which all of the Gryffindor Shares have been registered for public sale pursuant to a Registration Statement; provided, however, that the terms of Section 4.1.6 shall remain in effect until the earlier of: (i) the date on which the Gryffindor Shares have been registered for public sale pursuant to a Registration Statement, (ii) following the conversion of the Note, the date on which Gryffindor owns less than ten percent (10%) of the Principal Shares; and (iii) the date on which all of the principal and interest due and owing under the Note has been paid in full and all of the Warrant Shares have been registered for public sale pursuant to a Registration Statement.

       (d) Articles 6 shall remain in effect until the earlier of: (i) the date on which the Gryffindor Shares have been registered for public sale pursuant to a Registration Statement, (ii) following the conversion of the Note, the date on which Gryffindor owns less than ten percent (10%) of the Principal Shares; and
(iii) the date on which all of the principal and interest due and owing under the Note has been paid in full and all of the Warrant Shares have been registered for public sale pursuant to a Registration Statement.

       (e) Article 8 shall remain in effect until, following the conversion of the Note, the date on which Gryffindor owns less than ten percent (10%) of the Principal Shares.

       10.11 Further Assurances

       Each of the parties shall, and shall cause their respective affiliates to, execute those instruments and take any action as may be reasonably required or desirable to carry out the provisions of, and the transactions contemplated by, this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Agreement as of the date first written above.


                                     PROVECTUS PHARMACEUTICALS, INC.
                                     a Nevada corporation


                                     By:/s/ Craig Dees
                                        -----------------------
                                        Craig Dees, Ph.D.,
                                        Chief Executive Officer

                                     GRYFFINDOR CAPITAL PARTNERS I, L.L.C.
                                     By:

                                     By:/s/ Stuart Fuchs
                                     -------------------------
                                     Name:  Stuart Fuchs
                                     Title:  Managing Principal



                                     THE MAJOR SHAREHOLDERS:

                                     /s/ Craig Dees
                                     -----------------
                                     Craig Dees, Ph.D.



                                     THE DEES FAMILY FOUNDATION


                                     By: /s/ Craig Dees
                                     ------------------
                                     Name: Craig Dees
                                     Its: President

                                     /s/ Eric A. Wachter
                                     -------------------
                                     Eric A. Wachter, Ph.D.

                                     THE ERIC A. WACHTER 1998 CHARITABLE
                                     REMAINDER UNITRUST


                                     By: /s/ Eric A. Wachter
                                     -----------------------
                                     Name: Eric A. Wachter
                                     Its: Trustee



                                     /s/ Timothy C. Scott
                                     -----------------------
                                     Timothy C. Scott, Ph.D.


                                     THE SCOTT FAMILY INVESTMENT
                                     LIMITED PARTNERSHIP


                                     By: /s/ Timothy C. Scott
                                     ------------------------
                                     Name: Timothy C. Scott
                                     Its: General Partner



                                     /s/ Walter Fisher
                                     ------------------
                                     Walter Fisher, Ph.D.


                                     THE FISHER FAMILY INVESTMENT
                                     LIMITED PARTNERSHIP

                                     By: /s/ Walter Fisher
                                     ---------------------
                                     Name: Walter Fisher
                                     Its: General Partner

                                     THE WALT FISHER 1998 CHARITABLE
                                     REMAINDER UNITRUST


                                     By: /s/ Walter Fisher
                                     ---------------------
                                     Name: Walter Fisher
                                     Its: Trustee


                                     /s/ John T. Smolik
                                     ------------------
                                     John T. Smolik


                                     THE SMOLIK FAMILY LLP


                                     By: /s/ John T. Smolik
                                     ----------------------
                                     Name: John T. Smolik
                                     Its: General Partner

                                                                    Exhibit 99.1


Provectus Pharmaceuticals Inc. Completes Initial $1 Million Financing

KNOXVILLE, Tenn.--(BUSINESS WIRE)--Nov. 26, 2002--Provectus Pharmaceuticals Inc. (OTCBB:PVCT) today announced the closing of a $1 million convertible debt financing with Gryffindor Capital Partners, LLC.

The secured debt, with a term of two years, will accrue interest at a rate of eight percent per annum and may be converted to common stock from the first anniversary date of the loan to the second anniversary date of the loan. At that point, if not converted, it will be due and payable. The conversion price for the loan principal is just under $0.74 per share.

"The proceeds will be used to provide working capital and to launch our over-the-counter products," said Provectus CFO Dan Hamilton. "We believe this initial financing will go a long way toward introducing these products and commencing clinical development of our prescription medications and treatments."

About Gryffindor Capital Partners, LLC

Gryffindor Capital Partners, LLC is a private equity company with headquarters in Chicago. Gryffindor provides venture capital to growth and development-stage information technology, life sciences, and business service firms based in the United States. Gryffindor's objective is to invest in companies that have outstanding management teams and the potential for significant, long-term equity appreciation.

The company's offices are located at 150 North Wacker Dr., Suite 800, Chicago, Ill. 60606; 312/827-2280.

About Provectus Pharmaceuticals Inc.

Provectus Pharmaceuticals will be licensing and selling products in three sectors of the health care industry: 1) prescription medications and treatments,
2) medical devices, and 3) over-the-counter (OTC) pharmaceuticals. Prescription drug products and devices will treat diseases of the skin and many types of cancer. OTC products will address complementary markets, primarily those involving skin care and comfort.

The company's offices and laboratory are located at 7327 Oak Ridge Highway, Suite A Knoxville, TN 37931; Telephone: 865/769-4011.

Forward-Looking Statements

This news release contains forward-looking statements. All statements other than statements of historical fact made in this news release are forward-looking statements. Words such as "intends," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning plans, objectives, future events or performance and assumptions and other statements that are not statements of historical fact. Although Provectus Pharmaceuticals Inc. believes that the expectations reflected in forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statement made by us. The company cautions readers that the following important factors, among others, could cause the company's actual results to differ materially from the forward-looking statements contained in this report: (i) the ability of the company to successfully develop prescription medications and treatments, medical devices, or OTC pharmaceuticals; (ii) the ability of the company to operate its business profitably; (iii) the ability of the company to obtain adequate financing to finance its operations and execute its business plan; (iv) the effect of changes in laws and regulations, including federal laws and regulations regulating prescription and non-prescription medications, pharmaceuticals and medical devices with which the company and its subsidiary must comply, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (vi) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the company's organization, compensation and benefit plans; (vii) shifts in population and demographics, competition, cost fluctuations, technology advances and challenges; (viii) financial, operational and other business problems associated with the rapid development of the company's business; and (ix) general and industry-specific economic conditions. The company cautions that the foregoing list of important factors is not exclusive. Except as required by law, the company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

--------------------------------------------------------------------------------

Contact:
         Provectus Pharmaceuticals Inc., Knoxville
         Craig Dees, 865/769-4011
         or
         Hilary Kaye Associates
         Hilary Kaye or Eve Gumpel, 714/426-0444
         egumpel@hkamarcom.com